Federated World Investment Series, Inc.
Federated Global Value Fund

Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated World Investment Series, Inc., will hold a special meeting of shareholders of Federated Global Value Fund (the "Fund") on October 22, 2004. It is important for you to vote on the issue described in this Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanations will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

You may vote by telephone at the toll-free number shown on your ballot, or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed proxy card. If you:

1. choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your proxy card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote. 3. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?

The proposed reorganization of Federated Global Value Fund into Federated International Value Fund.

Why is the Reorganization being proposed?

For reasons discussed in the enclosed proxy, the Board of Directors and the investment adviser believe that the Reorganization is in the best interest of Federated Global Value Fund and its shareholders.


How will the Reorganization affect my investment?

o Both funds use similar investment processes in selecting undervalued securities. The cash value of your investment will not change. You will receive shares of Federated International Value Fund with a total dollar value equal to the total dollar value of Federated Global Value Fund shares that you own at the time of the Reorganization. o The Reorganization will be a tax-free transaction.

Who do I call if I have questions about the Prospectus/Proxy Statement? Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

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  After careful consideration, the Board of Directors has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote for the proposal.
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                     FEDERATED WORLD INVESTMENT SERIES, INC.
                           FEDERATED GLOBAL VALUE FUND
                  NOTICE OF SPECIAL MEETING OF OCTOBER 22, 2004

     TO SHAREHOLDERS OF FEDERATED GLOBAL VALUE FUND, A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.: A special meeting of the shareholders of Federated Global Value Fund (the "Global Value Fund"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on October 22, 2004, for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated International Value Fund (the "International Value Fund") would acquire all of the assets of the Global Value Fund in exchange for Class A, B and C Shares of the International Value Fund to be distributed pro rata by the Global Value Fund to holders of its Class A, B and C Shares, in complete liquidation and termination of the Global Value Fund; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed August 23, 2004 as the record date for determination of shareholders entitled to vote at the meeting.

                                     By Order of the Board of Directors,




                                     John W. McGonigle
                                     Secretary


August 25, 2004


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YOU CAN  HELP THE  CORPORATION  AVOID  THE  NECESSITY  AND  EXPENSE  OF  SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                           PROSPECTUS/PROXY STATEMENT

                                 August 25, 2004

                          Acquisition of the assets of

                           FEDERATED GLOBAL VALUE FUND
             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

                        By and in exchange for Shares of

                       FEDERATED INTERNATIONAL VALUE FUND
             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

     This Prospectus/Proxy Statement describes the proposal for Federated Global Value Fund (the "Global Value Fund") to transfer all of its assets to Federated International Value Fund (the "International Value Fund"), in exchange for shares of the International Value Fund (the "Reorganization"). International Value Fund Shares will then be distributed pro rata by the Global Value Fund to its shareholders in complete liquidation and dissolution of the Global Value Fund. As a result of the Reorganization, each owner of Class A, B or C Shares of the Global Value Fund will become the owner of Class A, B or C Shares of the International Value Fund, respectively, having a total net asset value equal to the total net asset value of his or her holdings in the Global Value Fund on the date of the Reorganization (the "Closing Date").

     The investment objective of the International Value Fund is to seek long term growth of capital. The investment objective of the Global Value Fund is to provide total return. Both the Global Value Fund and International Value Fund pursue their investment objectives by investing primarily in equity securities that Federated Global Investment Management Corp. (the "Adviser"), the Funds' investment adviser, deems to be undervalued. The primary difference in their investment strategies is that the Global Value Fund anticipates investing in domestic companies to a greater extent than the International Value Fund.



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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------


     For a comparison of the investment policies of the International Value Fund and the Global Value Fund (collectively referred to as the "Funds"), see "Summary -- Comparison of Investment Objectives and Policies." Information concerning Class A, B and C Shares of the International Value Fund, as compared to Class A, B and C Shares of the Global Value Fund, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information About the Reorganization -- Description of International Value Fund Shares and Capitalization."


     This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the International Value Fund, dated January 31, 2004, which is incorporated herein by reference. A Prospectus and a Statement of Additional Information for the Global Value Fund dated January 31, 2004, as well as a Statement of Additional Information dated August 25, 2004 (relating to this Prospectus/Proxy Statement) containing additional information have been filed by Federated World Investment Series, Inc. ("Corporation") with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. Further information about the International Value Fund's performance is contained in the International Value Fund's Annual Report for its fiscal year ended November 30, 2003 and Semi Annual Report for Global Value Fund dated May 31, 2004, which are incorporated herein by reference. Copies of these materials, Annual and Semi Annual Reports and other information about the International Value Fund may be obtained without charge by writing or by calling the Corporation at the address and telephone number shown on the previous page.




     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

     SHARES OF THE INTERNATIONAL VALUE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE INTERNATIONAL VALUE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE INTERNATIONAL VALUE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



                                TABLE OF CONTENTS

SUMMARY                                                                      1
Reasons For The Proposed Reorganization                                      1
Purchase, Redemption and Exchange Procedures; Dividends and Distributions    2
Comparison of Investment Objectives and Policies                             2
Comparison of Risks                                                          4
Comparative Fee Tables                                                       4
Comparison of Potential Risks and Rewards: Performance Information           9
Federated Global Value Fund Bar Chart                                        9
Federated International Value Fund Bar Chart                                10
Average Annual Total Return Tables                                          10
Financial Highlights                                                        12
Service Fees, Advisory Fees and Expense Ratios                              14
INFORMATION ABOUT THE REORGANIZATION                                        15
Description of the Plan of Reorganization                                   15
Description of International Value Fund Shares and Capitalization           15
Federal Income Tax Consequences                                             16
Comparative Information on Shareholder Rights and Obligations               17
INFORMATION ABOUT INTERNATIONAL VALUE FUND AND GLOBAL VALUE FUND            18
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY                21
AGREEMENT AND PLAN OF REORGANIZATION                                       A-1


                                     SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information of the Global Value Fund, both dated January 31, 2004, the Prospectus and Statement of Additional Information of the International Value Fund, both dated January 31, 2004, the Statement of Additional Information dated August 25, 2004 (relating to this Prospectus/Proxy Statement) and the Agreement and Plan of Reorganization (the
Plan). A copy of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. The prospectus of the International Value Fund accompanies this Prospectus/Proxy Statement.

Reasons For The Proposed Reorganization



     The Board of Directors of the Corporation ("Board") has determined that a combination of the Global Value Fund with the International Value Fund is the best course of action for the Global Value Fund's shareholders because, after nine years of operation, the Global Value Fund has not grown to a viable size. The Global Value Fund's net assets reached a calendar year end high of $139.8 million in 2000. However, as of May 31, 2004, the Global Value Fund's net assets had steadily declined to reach $44.2 million. At the Fund's present size, the fixed expenses of operating the Fund relative to the Fund's net assets are too high for shares of the Fund to be saleable without the Adviser's waiver of its investment advisory fee and/or reimbursement of Fund operating expenses. The Fund's distributor, Federated Securities Corp., (the "Distributor") has advised the Board that it does not believe it can significantly increase sales of Fund shares in the future. The Adviser of the Fund has advised the Board that it is unwilling to continue to waive its fee and reimburse the Fund's operating expenses.

     The following table shows the total return performance of the Global Value Fund, based on net asset value, for the past five calendar years against its performance benchmarks, net sales of Fund shares for each calendar year, and the Fund's net assets at each calendar year end.1 Prior to August 14, 2002, the Average Annual Returns of the Global Value Fund should not be viewed as indicative of the future performance because the results reflect performance, when the Fund was operated as the World Utility Fund and invested primarily in securities issued by domestic and foreign companies in the utilities sector.




                             -------- -------- -------- -------- ------- ----------
     Global Value Fund        1999     2000     2001     2002    2003    Year to
                                                                         Date at
                                                                         5/31/2004
---------------------------- -------- -------- -------- -------- ------- ----------
---------------------------- -------- -------- -------- -------- ------- ----------
Class A Shares               39.25%   (12.24)% (22.37)% (21.39)% 37.01%    1.23%
---------------------------- -------- -------- -------- -------- ------- ----------
---------------------------- -------- -------- -------- -------- ------- ----------
MSCI World Value Index2        N/A      N/A      N/A      N/A    38.13%    1.61%
---------------------------- -------- -------- -------- -------- ------- ----------
---------------------------- -------- -------- -------- -------- ------- ----------
MSCI World Free Index2         N/A      N/A      N/A    (16.37)% 38.81%    1.38%
---------------------------- -------- -------- -------- -------- ------- ----------
---------------------------- -------- -------- -------- -------- ------- ----------
MSCI World Telecom           44.06%   (41.12)% (25.54)% (28.98)%  N/A       N/A
Services Index3
---------------------------- -------- -------- -------- -------- ------- ----------
---------------------------- -------- -------- -------- -------- ------- ----------
Net Sales of Fund Shares     $28      $31      $(28)    $(25)    $(9)    $(1)million
                     million million million million million
---------------------------- -------- -------- -------- -------- ------- ----------
---------------------------- -------- -------- -------- -------- ------- ----------
Fund Net Assets              $131.0   $139.8   $82.1    $41.8    $44.8   $44.2
                             million  million  million  million  million  million
---------------------------- -------- -------- -------- -------- ------- ----------


1. Past performance is no guarantee of future results. Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. During the Fund's last fiscal year, the Adviser changed its benchmark index to the MSCI World Value Index from the MSCI World Free Index because it is more reflective of the Fund's current investment strategy.

3. Prior to August 14, 2002, the Fund's benchmark index was the MSCI World Telecom Services Index and reflected the Fund's previous investment strategy.

     As  the  table  above  illustrates,   despite  the  generally  satisfactory
performance of the Global Value Fund relative to its performance benchmarks, net sales of the Fund's shares and Fund assets have not grown, but rather declined.

     The Distributor believes that the Reorganization will result in a more viable Fund for Global Value Fund shareholders. As the "Comparative Fee Tables" below show, it is anticipated that the Reorganization will result in the net expenses of the International Value Fund decreasing due to increased economies of scale. This is primarily the result of spreading expenses across a larger pool of assets allowing shareholders to benefit from economies of scale in the form of lower fees and expenses. The Distributor believes that this decrease in the International Value Fund's expenses will increase the salability of the Fund.

     The Board has voted to recommend the approval of the Plan pursuant to which International Value Fund, a portfolio of the Corporation, would acquire all of the assets of the Global Value Fund, also a portfolio of Corporation, in exchange for Class A, B and C Shares of International Value Fund (the
"Exchange"). Immediately following the Exchange, Global Value Fund will distribute the Class A, B and C Shares of International Value Fund to holders of Class A, B and C Shares of Global Value Fund, respectively (the "Distribution"). The Exchange and the Distribution are collectively referred to in this
Prospectus/Proxy Statement as the "Reorganization." As a result of the Reorganization, each holder of Class A, B and C Shares of Global Value Fund will become the owner of Class A, B and C Shares of International Value Fund having a total net asset value equal to the total net asset value of his or her holdings of Class A, B and C Shares in Global Value Fund on the Closing Date (as hereinafter defined).



     In considering the proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of the International Value Fund's and the Global Value Fund's policies and limitations;
(2) the greater long-term viability of the International Value Fund that could result in economics of scale through the spreading of operating costs over a larger asset base; (3) the Reorganization provides for continuity of distribution and shareholder servicing arrangements; and (4) the Reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the International Value Fund or the Global Value Fund or to shareholders of the Global Value Fund.



     The Board concluded to recommend that the shareholders of the Global Value Fund vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940, ("1940 Act"), the Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the Global Value Fund's shareholders and that the interests of existing Global Value Fund shareholders would not be diluted as a result of effecting the transaction.

     The Board likewise approved the Reorganization on behalf of the International Value Fund. Pursuant to Rule 17a-8 under the 1940 Act, the Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the International Value Fund's shareholders and that the interests of existing
International Value Fund shareholders would not be diluted as a result of effecting the transaction.

     As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or the Global Value Fund's shareholders. The tax basis of the shares of the International Value Fund received by Global Value Fund shareholders will be the same as the tax basis of their shares in the Global Value Fund.



Purchase, Redemption and Exchange Procedures; Dividends and Distributions

     Procedures for the purchase, redemption and exchange of Class A, B and C Shares of the International Value Fund are identical to procedures applicable to the purchase and redemption of Class A, B and C Shares of the Global Value Fund. The dividend and distribution policies of the Funds are also identical. For a complete description, refer to the accompanying Prospectus of the International Value Fund. Any questions may be directed to the International Value Fund at 1-800-341-7400.



Comparison of Investment Objectives and Policies



Investment objective. The investment objective of the Global Value Fund is to provide total return. Total return generally consists of two components: (1)
changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The investment objective of the International Value Fund is to provide long-term growth of capital.





Investment exposure provided by each Fund. The Global Value Fund invests primarily in a portfolio of domestic and foreign equity securities that the Fund's Adviser believes will appreciate in value, provide income, or both. The International Value Fund invests primarily in a portfolio of securities of foreign equity securities that the Fund's Adviser has deemed undervalued. Both Funds are permitted to invest in the developed and emerging market countries. However, in each Fund, the Adviser expects that, normally, foreign stocks in the Fund's portfolio will primarily be in developed markets. Both Funds may purchase shares of exchange-traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market prices.



As of May 29, 2004, the International Value Fund and Global Value Fund held 24 securities in common, representing 46.5% of International Value Fund's portfolio and 47.6% of Global Value Fund's portfolio. Therefore, after the Reorganization, Global Value Fund shareholders will continue to gain exposure to a global portfolio of securities that the Adviser has deemed to be undervalued though it is anticipated that they will have greater exposure to foreign markets than the Global Value Fund. As of May 31, 2004, the International Value Fund has approximately 19.10% (which includes a 6.90% cash position) of its assets invested in domestic companies while the Global Value Fund had approximately 55.35% (which includes a 2.53% cash position).

Role of active management. Both the Global Value Fund and the International Value Fund are actively managed. This means that the Adviser's goal is for its stock selection skill to drive each Fund's performance. The Adviser actively manages the Global Value Fund seeking total returns over longer time periods in excess of a benchmark index, the MSCI World Value Index. The Adviser also actively manages the International Value Fund seeking total returns in excess of the MSCI-EAFE Value Index. Currently, the International Value Fund and the Global Value Fund share a common portfolio manager, Marc Halperin.



Adviser's stock selection process. The Adviser's stock selection process for both Funds is value oriented. The Adviser's process for selecting investments begins with the screening of the universe of available stocks to identify companies with those "value" characteristics, which the Adviser believes correlate to long-term return. These characteristics include, for example, relatively low price/book value or price/earnings ratios, and relatively high dividend yields. Screening is performed by market so that value is relative to each individual market. After screening, the Adviser emphasizes fundamental analysis of companies by skilled portfolio managers (bottom-up stock selection), instead of attempting to predict the impact of economic and market cycles (top-down), because it believes this approach provides a greater opportunity for the Adviser's expertise, experience and skill to create excess returns. Fundamental analysis involves researching a company's financial statements, management, and industry leadership in an attempt to appraise a company's prospects. The Adviser also considers the economic environment and outlook for making stock selection decisions, but those factors play a secondary role to bottom-up analysis.

The Adviser seeks to purchase undervalued stocks that the Adviser expects may significantly increase in price as the market recognizes the company's true value. The Adviser's key buy criteria for a value stock includes relatively low market price, quality of company management, industry leadership, and presence of a catalyst for higher market valuation. Realization of income is a secondary consideration in the Adviser's stock selection for the Global Value Fund. A company's stock may be undervalued due to factors such as temporary earnings declines, investor indifference, a change in management, or unfavorable market or industry conditions. The Adviser selects the stock based on its belief that over time the price at which the stock trades will rise to reflect the company's true value. The Adviser is free to seek relative value opportunities among markets and sectors.





Risk management. In both the Global Value Fund and the International Value Fund, the Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk.




Investment constraints. Neither the Global Value Fund nor the International Value Fund is limited in the portion of its assets that it invests in foreign companies based in either developed markets or in emerging markets. Further, neither Fund is limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. The Global Value Fund contains a fundamental investment policy that permits it to concentrate in the utilities industry and the International Value Fund contains a fundamental investment policy that permits it to concentrate in the financial services industry. However, both Funds have no present intention of concentrating their investments in an industry. Both Funds may hedge a portion of their currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a Fund owns that are attributable to changes in the value of the currency in which the security is denominated.
Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. The majority of both Funds' portfolios have not been hedged and have therefore been subject to currency risk, and it is anticipated that this will remain the case for the International Value Fund.


Comparison of Risks

The risks associated with the International Value Fund and the Global Value Fund are similar. Both Funds are subject to the risk of general stock market volatility, investing in foreign securities, foreign currency risks, exchange-traded funds risk, liquidity risks and risks related to investing for value. However, the International Value Fund is more susceptible to the risks of investing in foreign securities and currency risks because its portfolio is normally comprised of a higher percentage of foreign securities than the Global Value Fund. At May 28, 2004, the International Value Fund had approximately 78.19% of its assets invested in foreign securities compared to the Global Value Fund, which had approximately 40.50% of its assets invested in foreign securities.

Comparative Fee Tables

     Set forth in the following tables is information regarding the fees and expenses incurred by the Class A, B and C Shares of the Global Value Fund and Class A, B and C Shares of the International Value Fund as of November 30, 2003, and pro forma fees for the International Value Fund after giving effect to the Reorganization.


FEES AND EXPENSES                                                                         International
                                                          International     Global             Value
                                                             Value          Value              Fund
                                                             Fund            Fund            Pro Forma
Shareholder Fees                                            Class A        Class A           Combined
                                                            Shares          Shares            Class A
                                                                                              Shares
                                                          ------------ -- ------------ -- ----------------
                                                          ------------ -- ------------ -- ----------------
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a       5.50%           5.50%             5.50%
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds, as        0.00%           0.00%             0.00%
applicable)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage of      None            None              None
offering price)
Redemption Fee (as a percentage of amount redeemed, if       2.00%           2.00%             2.00%
applicable)1
Exchange Fee                                                 None            None              None

Annual Fund Operating Expenses (Before Waivers) 2
Expenses That are Deducted From Fund Assets
 (as percentage of average net assets)
Management Fee                                               1.00%          1.00%3             1.00%
Distribution (12b-1) Fee                                    0.25%4           None             0.25%4
Shareholder Services Fee                                     0.25%           0.25%             0.25%
Other Expenses5                                              1.28%           1.39%             0.72%
Total Annual Fund Operating Expenses                         2.78%           2.64%             2.22%
--------------------------------------------------------- ------------ -- ------------ -- ----------------
----------------------------------------------------------------------------------------------------------

1 The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.

2 The percentages shown are based on expenses for the entire fiscal year ended November 30, 2003. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to the International Value Fund Class A Shares, Global Value Fund Class A
     Shares and International Value Fund Class A Shares Pro Forma Combined, although not contractually obligated to do so, the Adviser, administrator and distributor waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended November
     30, 2003.

  Total Waivers of Fund Expenses.............................0.26%            0.57%            0.25%
  Total Actual Annual Fund Operating Expenses (after
   waivers)..................................................2.52%            2.07%            1.97%


3 For the Global Value Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Global Value Fund (after the voluntary waiver) was 0.44% for the fiscal year ended November 30, 2003.

4 The Class A Shares of the International Value Fund and International Value Fund Pro Forma Combined did not pay or accrue the distribution (12b-1) fee for the fiscal year ended November 30, 2003. Class A Shares of the International Value Fund and the International Value Fund Pro Forma Combined has no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending November 30, 2004.

5 For the Class A Shares of the International Value Fund, Global Value Fund and International Value Fund Pro Forma Combined, the administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Class A Shares of the International Value Fund, Global Value Fund and International Value Fund Pro Forma Combined (after the voluntary waivers) were 1.27%, 1.38% and 0.72%, respectively, for the fiscal year ended
     November 30, 2003.

EXAMPLE

This Example is intended to help you compare the cost of investing in the International Value Fund Class A Shares, Global Value Fund Class A Shares and
International Value Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class A Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                            1 Year 3 Years   5 Years   10 Years
International Value Fund Class A Shares:
Expenses assuming redemption                $ 816  $1,365    $ 1,938   $ 3,488
Expenses assuming no redemption             $ 816  $1,365    $ 1,938   $ 3,488
Global Value Fund Class A Shares:
Expenses assuming redemption                $ 802  $1,325    $ 1,873   $ 3,360
Expenses assuming no redemption             $ 802  $1,325    $ 1,873   $ 3,360

International Value Fund Class A Shares
Pro Forma Combined:
Expenses assuming redemption                $ 763  $1,206    $ 1,674   $ 2,964
Expenses assuming no redemption             $ 763  $1,206    $ 1,674   $ 2,964



FEES AND EXPENSES                                                                        International
                                                                                         Value Fund
                                                           International   Global        Pro Forma
                                                           Value Fund      Value         Combined
                                                            Class B        Fund          Class B
Shareholder Fees                                             Shares        Class B       Shares
                                                                           Shares
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a        None            None      None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, as            5.50%          5.50%      5.50%
applicable)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage of       None            None      None
offering price)
Redemption Fee (as a percentage of amount redeemed, if        2.00%          2.00%      2.00%
applicable) 1
Exchange Fee                                                  None            None      None

Annual Fund Operating Expenses (Before Waivers) 2
Expenses That are Deducted From Fund Assets
 (as percentage of average net assets)
Management Fee                                               1.00%2          1.00%3     1.00%
Distribution (12b-1) Fee                                      0.75%          0.75%      0.75%
Shareholder Services Fee                                      0.25%          0.25%      0.25%
Other Expenses4                                               1.28%          1.39%      0.72%
Total Annual Fund Operating Expenses5                         3.28%          3.39%      2.72%

---------------------------------------------------------- ------------ -- ----------- -- ----------------

1 The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.

2    The  percentages  shown are based on  expenses  for the entire  fiscal year ended  November 30, 2003.  However,  the rate at which expenses are accrued during the fiscal year may not be constant  and, at any  particular  point, may be greater or less than the stated average percentage.  With respect to the  International  Value  Fund Class B Shares,  Global  Value Fund Class B
     Shares and  International  Value  Fund  Class B Shares Pro Forma  Combined,
     although   not   contractually   obligated   to  do  so,  the  Adviser  and
     administrator waived certain amounts.  These are shown below along with the net expenses the Funds actually paid for the fiscal year ended November 30,
     2003.

  Total Waivers of Fund Expenses.................................0.57%      0.00%      0.01%
  Total Actual Annual Fund Operating Expenses (after waivers)....2.82%      2.72%      3.27%

3 For the Global Value Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Global Value Fund (after the voluntary waiver) was 0.44% for the fiscal year ended November 30, 2003.



4    For the Class B Shares of the  International  Value Fund, Global Value Fund
     and  International  Value  Fund  Pro  Forma  Combined,   the  administrator
     voluntarily  waived a portion of its fee. The  administrator  can terminate this voluntary waiver at any time. Total other expenses paid by the Class B
     Shares of the International Value Fund, Global Value Fund and International
     Value Fund Pro Forma  Combined  (after the  voluntary  waivers) were 1.27%,
     1.38% and 0.72%, respectively, for the fiscal year ended November 30, 2003.



5 After the Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.


EXAMPLE

This Example is intended to help you compare the cost of investing in the International Value Fund Class B Shares, Global Value Fund Class B Shares and
International Value Fund Class B Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class B Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class B Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                               1 Year           3 Years         5 Years         10 Years
International Value Fund Class B Shares:
Expenses assuming redemption                                   $ 881            $1,410          $ 1,912         $ 3,464
Expenses assuming no redemption                                $ 331            $1,010          $ 1,712         $ 3,464
Global Value Fund Class B Shares:
Expenses assuming redemption                                   $ 892            $1,442          $ 1,965         $ 3,507
Expenses assuming no redemption                                $ 342            $1,042          $ 1,765         $ 3,507
International Value Fund Class B Shares Pro Forma Combined:
Expenses assuming redemption                                   $ 825            $1,244          $ 1,640         $ 2,931
Expenses assuming no redemption                                $ 275            $ 844           $ 1,440         $ 2,931





FEES AND EXPENSES                                                                            International
                                                                                                 Value
                                                       International        Global               Fund
                                                          Value             Value              Pro Forma
Shareholder Fees                                          Fund               Fund              Combined
                                                         Class C           Class C              Class C
                                                         Shares             Shares              Shares
                                                       ------------ -- ------------------  ----------------
                                                       ------------ -- ------------------  ----------------
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases          1.00%              1.00%             1.00%

(as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption       1.00%              1.00%               1.00%
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage      None               None                None
of offering price)
Redemption Fee (as a percentage of amount redeemed,
if applicable) 1                                          2.00%              2.00%               2.00%
Exchange Fee                                              None               None                None

Annual Fund Operating Expenses (Before Waivers) 2
Expenses That are Deducted From Fund Assets  (as
percentage of average net assets)
Management Fee                                            1.00%             1.00%3               1.00%
Distribution (12b-1) Fee                                  0.75%              0.75%               0.75%
Shareholder Services Fee                                  0.25%              0.25%               0.25%
Other Expenses 4                                          1.28%              1.39%               0.72%
Total Annual Fund Operating Expenses                      3.28%              3.39%               2.72%

--------------------------------------------------------- ------------ -- ----------------- -- --------------

1. The redemption fee is imposed upon redemptions of shares within 30 days of purchase

2.   The  percentages  shown are based on  expenses  for the entire  fiscal year ended  November 30, 2003.  However,  the rate at which expenses are accrued during the fiscal year may not be constant  and, at any  particular  point, may be greater or less than the stated average percentage.  With respect to the  International  Value  Fund Class C Shares,  Global  Value Fund Class C
     Shares and  International  Value  Fund  Class C Shares Pro Forma  Combined,
     although   not   contractually   obligated   to  do  so,  the  Adviser  and
     administrator waived certain amounts.  These are shown below along with the net expenses the Funds actually paid for the fiscal year ended November 30,
     2003.

  Total Waivers of Fund Expenses........................0.01%             0.57%               0.00%
  Total Actual Annual Fund Operating Expenses           3.27%             2.82%               2.72%
  (after waivers)


3 For the Global Value Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Global Value Fund (after the voluntary waiver) was 0.44% for the fiscal year ended November 30, 2003.



4 For the Class C Shares of the International Value Fund, Global Value Fund and International Value Fund Pro Forma Combined, the administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Class C Shares of the International Value Fund, Global Value Fund and International Value Fund Pro Forma Combined (after the voluntary waivers) were 1.27%, 1.38% and 0.72%, respectively, for the fiscal year ended November 30, 2003.



EXAMPLE

This Example is intended to help you compare the cost of investing in the International Value Fund Class C Shares, Global Value Fund Class C Shares and
International Value Fund Class C Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                               1 Year   3 Years   5 Years     10 Years
Federated International Value Fund Class C Shares:
Expenses assuming redemption                                   $ 528    $1,100     $ 1,795     $ 3,641
Expenses assuming no redemption                                $ 428    $1,100     $ 1,795     $ 3,641
Federated Global Value Fund Class C Shares:
Expenses assuming redemption                                   $ 538    $1,131     $ 1,847     $ 3,739
Expenses assuming no redemption                                $ 438    $1,131     $ 1,847     $ 3,739
Federated International Value Fund Class C Shares Pro Forma
Combined:
Expenses assuming redemption                                   $ 472    $936       $ 1,525     $ 3,121
Expenses assuming no redemption                                $ 372    $936       $ 1,525     $ 3,121

Comparison of Potential Risks and Rewards: Performance Information
--------------------------------------------------------------------------------------------------



     The performance information shown below will help you analyze each Fund's investment risks in light of its historical returns. The bar charts show the variability of each Fund's Class A Shares total returns on a calendar year basis for the years indicated. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Each Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.


Federated Global Value Fund Bar Chart - Class A Shares

[The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of Global Value Fund as of the calendar year-end for each of ten years. The `y' axis reflects the "% Total Return" beginning with "-40.00%" and increasing in increments of 20.00% up to 40.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2003. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1995 through 2003. The percentages noted are: 23.46%, 17.64%, 21.11%, 23.69%,
39.25%, (12.24)%, (22.37)%, (21.39)% and (37.01)%, respectively.

Federated International Value Fund Bar Chart - Class A Shares

[The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of Federated International Value Fund, as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 10.00% up to 40.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2003. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1999 through 2003. The percentages noted are: 11.03%, 22.48%, (2.99)%, (19.68)%, and 34.54% respectively.

The total returns shown in the bar charts do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Global Value Fund's Class A Shares total return for the six-month period from January 1, 2004 to June 30, 2004 was 4.14%.

International Value Fund's Class A Shares total return for the six-month period from January 1, 2004 to June 30, 2004 was 2.85%.

Listed below are the highest and lowest quarterly returns for the International Value Fund and the Global Value Fund for the periods shown in the bar chart above. The Highest and Lowest Quarterly Returns of the Funds for performance prior to August 14, 2002 and September 4, 2003, was not necessarily consistent with its subsequent investment performance because the results reflect the performance when the Global Value Fund was operated as the World Utility Fund and the International Value Fund was operated as the Global Financial Services Fund.



------------------------------------ -------------------------- --------------------------------
Global Value Fund                    Highest Quarterly Return   Lowest Quarterly Return
------------------------------------ -------------------------- --------------------------------
------------------------------------ -------------------------- --------------------------------
Class A Shares                       28.91% (quarter ended      (18.97)% (quarter ended June
                                     December 31, 1999)         30, 2000)
------------------------------------ -------------------------- --------------------------------
------------------------------------ -------------------------- --------------------------------
International Value Fund             Highest Quarterly Return   Lowest Quarterly Return
------------------------------------ -------------------------- --------------------------------
------------------------------------ -------------------------- --------------------------------
Class A Shares                       23.78% (quarter ended      (20.68)% (quarter ended
                                     June 30, 2003)             September 30, 2002)
------------------------------------ -------------------------- --------------------------------


Average Annual Total Return Tables

The Average Annual Total Returns for each Fund's Shares are reduced to reflect applicable sales charges. Remember, you will not be charged any sales charges in connection with the reorganization of the Global Value Fund into the International Value Fund. Returns Before Taxes are shown for all Classes of each Fund. In addition Return After Taxes is shown for each Fund's Class A Shares to illustrate the effect of federal taxes on each Fund's returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI-World Free Index and the MSCI-EAFE Value Index, both broad-based market indexes.

     Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in a Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index.




(For the periods ended December 31, 2003)
                                                                   Start of
Global Value Fund*1                        1 Year       5 Years   Performance2
Class A Shares:
Return Before Taxes                        29.54%         (0.69)%    7.49%
Return After Taxes on Distributions3       29.54%         (1.75)%    5.95%
                                   =

Return After Taxes on Distributions
and Sale of Fund Shares3                   19.20%       - (1.10)%    5.71%
Class B Shares:
Return Before Taxes                        30.41%         (0.65)%    7.56%
Class C Shares:
Return Before Taxes                        33.53%         (0.52)%    7.37%
MSCI-World Value Index                     38.13%          1.92%     8.04%

-------------------------------------------------------------------------------

(For the periods ended December 31, 2003)
                                                                   Start of
International Value Fund**4                1 Year       5 Years    Performance5
Class A Shares:
Return Before Taxes                        27.18%          6.15%    10.14%
Return After Taxes on Distributions3       25.39%          5.46%    9.43%
Return After Taxes on Distributions
and Sale of Fund Shares3                   20.03%          5.11%    8.64%
Class B Shares:
Return Before Taxes                        28.12%          6.23%    10.38%
Class C Shares:
Return Before Taxes                        31.31%          6.38%    10.33%
MSCI-EAFE Value Index                      45.30%          3.66%    6.99%


------------------------------------------------------------------------------



1. Prior to August 14, 2002, the Global Value Fund's name was Federated World Utility Fund. The World Utility Fund invested its assets primarily in a global portfolio of utility securities.

2. The Global Value Fund's Class A, Class B and Class C Shares start of performance dates were April 22, 1994, July 27, 1995 and July 27, 1995, respectively.

3. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in a Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B Shares and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

4. Prior to September 4, 2003, the International Value Fund's name was Federated Global Financial Services Fund. The Global Financial Services Fund invested its assets primarily in a global portfolio of financial securities.

5. The International Value Fund's Class A, Class B and Class C Shares start of performance date was September 30, 1998







Financial Highlights

     This information for the years ended November 30, 1999 through November 30, 2003 has been audited by Ernst & Young LLP, an Independent Registered Public Accounting Firm.


INTERNATIONAL VALUE FUND FINANCIAL HIGHLIGHTS - CLASS A SHARES

(For a Share Outstanding Throughout Each Period)

                              Six Months Year Ended
                               Ended November 30,
                                   (unaudited)

                                   5/31/2004            2003         2002           2001           2000            1999
Net Asset Value, Beginning of        $15.44            $13.11       $15.03         $14.58         $13.21          $11.99
Period
Income From Investment
Operations:
Net investment income (loss)        (0.02) 1          (0.06) 1     (0.06) 1       (0.04) 1        0.10 1          0.09 1
Net realized and unrealized           0.98              2.49        (1.35)          0.62           1.53            1.21
gain (loss) on investments and
foreign currency transactions
  Total from investment
  operations                          0.96              2.43       (1.41)          0.58           1.6             1.30
                                      0.96
Less Distributions:
Distributions from net                 --                 --            --         (0.09)         (0.02)            --
investment income
Distributions from net realized      (1.52)            (0.10)       (0.51)         (0.04)         (0.24)          (0.08)
gain on investments and foreign
currency transactions
  Total from distributions           (1.52)            (0.10)       (0.51)         (0.13)         (0.26)          (0.08)
Net Asset Value, End of Period       $14.88            $15.44       $13.11         $15.03         $14.58          $13.21
Total Return2                        6.37%             18.75%      (9.81)%          3.96%         12.62%          10.87%

Ratios to Average Net Assets:
Expenses                            2.55% 3            2.52%        2.19%           1.92%          1.65%          1.60%
Net investment income (loss)        (0.26) 3          (0.44)%      (0.42)%         (0.24)%         0.75%          0.79%
Expense waiver/reimbursement4       0.15% 3            0.01%        0.05%           0.13%          1.18%          3.37%
Supplemental Data:
Net assets, end of period (000      $17,033           $17,883      $20,287         $25,257        $20,962         $6,333
omitted)
Portfolio turnover                    40%               42%          14%             21%            40%            53%
Redemption fees consisted of
the following per share amounts      $0.00                            --


1  Per share information is based on average shares outstanding.
2  Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
3  Computed on an annualized basis.
4 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.








INTERNATIONAL VALUE FUND FINANCIAL HIGHLIGHTS - CLASS B SHARES

(For a Share Outstanding Throughout Each Period)

                                                        Year Ended
                               Six Months November
                                    Ended 30,
                                   (unaudited)
                                    5/31/2004              2003          2002            2001      2000      1999
Net Asset Value, Beginning of         $14.89              $12.74        $14.73          $14.33    $13.09    $11.98
Period
Income From Investment
Operations:
Net investment income (loss)         (0.07) 1            (0.16) 1       (0.16)          (0.15)    0.00      0.01 1
                                                                           1               1        1,2
Net realized and unrealized            0.94                2.41         (1.32)           0.62      1.50      1.18
gain (loss) on investments and
foreign currency transactions
  Total from investment
  operations                           0.87                 2.25        (1.48)           0.47      1.50     1.19
                                       0.87
Less Distributions:
Distributions from net                  --                    --             --            (0.03)    (0.02)       --
investment income
Distributions from net realized       (1.52)              (0.10)        (0.51)          (0.04)    (0.24)    (0.08)
gain on investments and foreign
currency transactions
  Total from distributions            (1.52)              (0.10)        (0.51)          (0.07)    (0.26)    (0.08)
Net Asset Value, End of Period        $14.24              $14.89        $12.74          $14.73    $14.33    $13.09
Total Return3                         5.96%               17.88%        (10.51%          3.23%    11.72%     9.96%

Ratios to Average Net Assets:
Expenses                             3.30% 4               3.27%         2.94%           2.67%     2.40%     2.35%
Net investment income (loss)        (1.01)% 4             (1.22)%       (1.19)%         (0.99)%   (0.01)%    0.04%
Expense waiver/reimbursement5        0.15% 4               0.01%         0.05%           0.13%     1.18%     3.37%
Supplemental Data:
Net assets, end of period (000       $18,635              $19,333       $20,124         $28,947   $23,039   $9,563
omitted)
Portfolio turnover                     40%                  42%           14%             21%       40%       53%

--------------------------------------------------------------------------------------------------
1  Per share information is based on average shares outstanding.
2  Represents less than $0.01.
3  Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
4  Computed on an annualized basis.
5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.








INTERNATIONAL VALUE FUND FINANCIAL HIGHLIGHTS - CLASS C SHARES

(For a Share Outstanding Throughout Each Period)

                                                            Year Ended
                                          Six Months         November
                                            Ended               30,
                                         (unaudited)        -----------
                                                               2003
                                                            -----------

                                          5/31/2004                           2002         2001        2000       1999
Net Asset Value, Beginning of Period        $14.92            $12.77         $14.76       $14.36      $13.11     $11.98
Income From Investment Operations:
Net investment income (loss)               (0.07) 1          (0.16) 1       (0.16) 1     (0.15)       0.00       0.01 1
                                                                                            1          1,2
Net realized and unrealized gain             0.94              2.41          (1.32)        0.62        1.51       1.20
(loss) on investments and foreign
currency transactions
  Total from investment operations
                                            0.87                2.25         (1.48)         0.47         1.51       1.21
                                      0.87
Less Distributions:
Distributions from net investment             --                  --             --          (0.03)      (0.02)        --
income
Distributions from net realized gain        (1.52)            (0.10)         (0.51)       (0.04)      (0.24)     (0.08)
on investments and foreign currency
transactions
  Total from distributions                  (1.52)            (0.10)         (0.51)       (0.07)      (0.26)     (0.08)
Net Asset Value, End of Period              $14.27            $14.92         $12.77       $14.76      $14.36     $13.11
Total Return3                               5.95%             17.84%        (10.48)%      3.25%       11.78%     10.13%

Ratios to Average Net Assets:
Expenses                                   3.30% 4             3.27$         2.94%        2.67%       2.40%       2.35%
Net investment income (loss)               (0.96) 4           (1.23)%       (1.19)%      (0.99)%      0.00%       0.04%
                                                                                                        5
Expense waiver/reimbursement6              0.15% 4             0.01%         0.05%        0.13%       1.18%       3.37%
Supplemental Data:
Net assets, end of period (000              $2,361            $2,315         $3,311       $4,352      $3,669     $1,005
omitted)
Portfolio turnover                           40%                42%           14%          21%         40%         53%

1    Per share information is based on average shares outstanding.

2    Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4    Computed on an annualized basis.

5    Represents less than 0.01%.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.





Service Fees, Advisory Fees and Expense Ratios

     The service providers, applicable service fees and the investment advisory fees, for both Funds are identical. The maximum annual investment advisory fee for both Funds is 1.00% of average daily net assets.

     For its fiscal year ending November 30, 2004, the International Value Fund's projected ratio of expenses to average daily net assets is 2.52% for Class A Shares, and 3.27% for both Class B Shares and Class C Shares. Absent voluntary waivers and reimbursement, the projected ratio of expenses to average daily net assets would be 2.78% for Class A Shares and 3.28% for Class B Shares and Class C Shares of the International Value Fund.

     For its fiscal year ending November 30, 2004, the Global Value Fund's projected ratio of expenses to average daily net assets is 2.07% for Class A Shares, and 2.82% for both Class B Shares and Class C Shares. Absent voluntary waivers and reimbursement, the projected ratio of expenses to average daily net assets would be 2.64% for Class A Shares and 3.39% for both Class B Shares and Class C Shares.

     The Global Value Fund's Class B and Class C Shares and the International Value Fund have the ability to pay a Rule 12b-1 fee. The Rule 12b-1 fee as a percentage of average daily net assets of each Fund is 0.75% for Class B Shares, and 0.75% for Class C Shares. The International Value Fund's Rule 12b-1 fee as a percentage of net assets of Class A Shares is 0.25%. However, the International Value Fund did not pay or accrue the 12b-1 fee for Class A Shares for the recent fiscal year and has no present intention of paying or accruing the 12b-1 fee for Class A Shares during the fiscal year ending November 30, 2004. The Global Value Fund does not charge a 12b-1 fee for Class A Shares.

                      INFORMATION ABOUT THE REORGANIZATION



     The Funds have similar investment objectives. The International Value Fund's investment objective is to provide long term growth of capital. The Global Value Fund's investment objective is to provide a total return on assets. Total return generally consists of (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. Both Funds pursue their respective investment objectives by investing in securities of foreign and domestic companies that the Adviser deems to be undervalued.


     The fundamental investment limitations of the International Value Fund and the Global Value Fund are similar. The International Value Fund contains a fundamental investment policy that permits it to concentrate in financial services industries and the Global Value Fund contains a fundamental policy that permits it to concentrate in the utilities industry. However, both Funds have no present intention of concentrating their investments in an industry. For a more in depth comparison of investment objectives, policies and limitations, see "Comparison of Investment Objectives and Policies."

     The Global Value Fund invests a higher percentage of its assets in domestic securities than the International Value Fund. As of May 31, 2004, the International Value Fund has approximately 19.10% (which includes a 6.90% cash position) of its assets invested in domestic companies while the Global Value Fund had approximately 55.35% (which includes a 2.53% cash position). Therefore, after the Reorganization, Global Value Fund shareholders will continue to gain exposure to a global portfolio of securities that the Adviser has deemed to be undervalued though it is anticipated that they will have greater exposure to foreign markets and less exposure to domestic markets than the Global Value Fund.



Description of the Plan of Reorganization

     The Plan provides that on or about the Closing Date (presently expected to be on or about October 22, 2004) the International Value Fund will acquire all of the assets of the Global Value Fund in exchange for Class A, B and C Shares of the International Value Fund to be distributed pro rata by the Global Value Fund to holders of its Class A, B and C Shares, respectively, in complete liquidation and termination of the Global Value Fund. Shareholders of the Global Value Fund will become shareholders of the International Value Fund as of 4:00 p.m. (Eastern time) on the Closing Date and will begin accruing dividends on the next day. Shares of the International Value Fund received by Global Value Fund shareholders as part of the Reorganization will not be subject to a sales load.


     Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to the Corporation, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the Global Value Fund prior to the Closing Date by the Corporation if it believes that consummation of the Reorganization would not be in the best interests of the shareholders of either Fund.


     The Adviser will bear the expenses related to the Reorganization. Such expenses include, but are not limited to: legal fees; registration fees; transfer taxes (if any); the fees of banks and transfer agents; and the costs of preparing, printing, copying, and mailing proxy solicitation materials to the Global Value Fund's shareholders and the costs of holding the special meeting of shareholders.


     The foregoing brief summary of the Plan entered into between the International Value Fund and the Global Value Fund is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


Description of International Value Fund Shares and Capitalization


     Class A, B and C Shares of the International Value Fund to be issued to shareholders of the Global Value Fund under the Plan will be fully paid and non-assessable when issued, transferable without restrictions and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the International Value Fund provided herewith for additional information about Class A, B and C Shares of the International Value Fund.


     The following tables show the capitalization of the International Value Fund and the Global Value Fund as of July 15, 2004, and on a pro forma basis as of that date:


--------------------- - --------------- -------------- -- ------------------
                        Federated       Federated         Federated
                        Global Value    International     International
                        Fund            Value Fund        Value Fund Class A
                        Class A         Class A           Shares Pro
                        Shares          Shares Forma      Combined
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
     Net Assets          $23,338,187     $16,822,062         $40,160,249
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
Net Asset Value Per
       Share                $13.85         $14.78              $14.78
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
 Shares Outstanding       1,684,705       1,138,467           2,717,505
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
  Total Assets (at
    Fund Level)          $43,578,882     $37,566,920         $81,145,802
--------------------- - --------------- -------------- -- ------------------




--------------------- - --------------- -------------- -- ------------------
                        Federated       Federated         Federated
                        Global Value    International     International
                        Fund            Value Fund        Value Fund Class B
                        Class B         Class B           Shares Pro
                        Shares          Shares            Forma Combined
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
     Net Assets          $17,005,490     $17,941,913         $34,947,403
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
Net Asset Value Per
       Share                $13.57         $14.13              $14.13
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
 Shares Outstanding       1,252,744       1,269,721           2,473,223
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
  Total Assets (at
    Fund Level)          $43,578,882     $37,566,920         $81,145,802
--------------------- - --------------- -------------- -- ------------------






--------------------- - --------------- -------------- -- ------------------
                        Federated       Federated         Federated
                        Global Value    International     International
                        Fund            Value Fund        Value Fund Class C
                        Class C         Class C           Shares Pro
                        Shares          Shares            Forma Combined
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
     Net Assets           $3,108,598     $2,231,205          $5,339,803
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
Net Asset Value Per
       Share                $13.59         $14.16              $14.16
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
 Shares Outstanding        228,771         157,549             377,083
--------------------- - --------------- -------------- -- ------------------
--------------------- - --------------- -------------- -- ------------------
  Total Assets (at
    Fund Level)          $43,578,882     $37,566,920         $81,145,802
--------------------- - --------------- -------------- -- ------------------


Federal Income Tax Consequences


     As a condition to the Reorganization, the Corporation will receive an opinion of counsel to the Corporation, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and the Global Value Fund and the International Value Fund each will be a party to a reorganization within the meaning of section 368(b) of the Code;
o no gain or loss will be recognized by the International Value Fund upon its receipt of the Global Value Fund's assets in exchange for International Value Fund shares;
o no gain or loss will be recognized by the Global Value Fund upon transfer of its assets to the International Value Fund in exchange for International Value Fund shares or upon the distribution of the International Value Fund shares to the Global Value Fund's shareholders in exchange for their Global Value Fund shares;
o no gain or loss will be recognized by shareholders of the Global Value Fund upon exchange of their Global Value Fund shares for International Value Fund shares;
o the tax basis of the assets of the Global Value Fund acquired by the International Value Fund will be the same as the tax basis of such assets to the Global Value Fund immediately prior to the Reorganization;
o the aggregate tax basis of shares of the International Value Fund received by each shareholder of the Global Value Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Global Value Fund held by such shareholder immediately prior to the Reorganization;
o the holding period of the Global Value Fund's assets in the hands of the International Value Fund will include the period during which those assets were held by the Global Value Fund; and
o the holding period of International Value Fund shares received by each shareholder of the Global Value Fund pursuant to the Plan will include the period during which the Global Value Fund shares exchanged therefor were held by such shareholder, provided the Global Value Fund shares were held as capital assets on the date of the Reorganization.



     The Reorganization may require the Global Value Fund to dispose of a portion of its portfolio securities (which portion will be limited to the extent necessary to enable the Reorganization to qualify as a tax-free transfer) prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the International Value Fund. However, it is anticipated that any gain realized by the disposition of the portfolio securities will be offset by the Global Value Fund's existing carry forward losses. The Reorganization may also require the International Value Fund to sell acquired portfolio securities in order to rebalance its portfolio. However, it is anticipated that at least a portion of any gain realized by the disposition of portfolio securities will be offset by carry forward losses (to the extent allowed by the Code) received from the Global Value Fund in the Reorganization.



        As of November 30, 2003 Global Value Fund had approximately $32 million in capital loss carryovers. As a result of the Reorganization, a portion of these capital loss carryovers may not be available for use by the International Value Fund.


        The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the International Value Fund, the Global Value Fund or the Global Value Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.


        Shareholders of the Global Value Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.


Comparative Information on Shareholder Rights and Obligations


        The Corporation is organized as a Maryland corporation pursuant to its Articles of Incorporation dated January 25, 1994. The rights of shareholders of the Global Value Fund and International Value Fund are identical and are set forth in the Articles of Incorporation and the Maryland General Corporation Law. A special meeting of shareholders of either Fund for any permissible purpose is required to be called by the Board upon the written request of the holders of at least 10% of the outstanding shares of the relevant Fund. Shareholders of the Funds are entitled to at least 15 days' notice of any meeting.








        INFORMATION ABOUT INTERNATIONAL VALUE FUND AND GLOBAL VALUE FUND


International Value Fund


     Information about the Corporation and the International Value Fund is contained in the International Value Fund's current Prospectus. A copy of the Prospectus is included herewith and incorporated by reference herein. Additional information about the Corporation and the International Value Fund is included in the International Value Fund's Statement of Additional Information dated January 31, 2004, which is incorporated herein by reference. Copies of the Statement of Additional Information, as well as the Statement of Additional Information relating to this Prospectus/Proxy Statement dated August 25, 2004, both of which have been filed with the SEC, may be obtained without charge by contacting the Corporation at 1-800-341-7400 or by writing to the Corporation at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Corporation, on behalf of the International Value Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, the proxy and information statements, and other information filed by the Corporation, on behalf of the International Value Fund, can be obtained by calling or writing the Corporation and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the SEC's Internet Web site (http://www.sec.gov).


     This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Corporation, on behalf of the International Value Fund, with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Corporation, the International Value Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the SEC.


Global Value Fund


     Information about the Global Value Fund may be found in the Global Value Fund's current Prospectus and Statement of Additional Information, both dated January 31, 2004, which are incorporated herein by reference. Copies of the Global Value Fund's Prospectus and Statement of Additional Information may be obtained without charge from the Global Value Fund by calling 1-800-341-7400 or by writing to the Global Value Fund at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge from the Corporation by calling 1-800-341-7400 or by writing to the Corporation at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Global Value Fund is subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Global Value Fund can be obtained by calling or writing the Global Value Fund and can also be inspected at the public reference facilities maintained by the SEC at the addresses listed in the previous section.

Legal Proceedings



     Like many other mutual fund companies, in September 2003, Federated Investors, Inc., the parent company of the Federated funds' advisers and distributor (collectively, "Federated"), received detailed requests for information on shareholder trading activities in the Federated funds ("Federated Funds") from the SEC, the New York State Attorney General, and the National Association of Securities Dealers. Since that time, Federated has received additional inquiries from regulatory authorities on these and related matters, and more such inquiries may be received in the future.

     As a result of these inquiries, Federated and the Federated Funds have conducted an internal investigation of the matters raised, which revealed instances in which a few investors were granted exceptions to Federated's internal procedures for limiting frequent transactions and that one of these investors made an additional investment in another Federated fund. The investigation has also identified inadequate procedures which permitted a limited number of investors (including several employees) to engage in undetected frequent trading activities and/or the placement and acceptance of orders to purchase shares of fluctuating net asset value funds after the funds' closing times. Federated has issued a series of press releases describing these matters in greater detail and emphasizing that it is committed to compensating the Federated Funds for any detrimental impact these transactions may have had on them. In that regard, on February 3, 2004, Federated and the independent directors of the Federated Funds announced the establishment by Federated of a restoration fund that is intended to cover any such detrimental impact. The press releases and related communications are available in the "About Us" section of Federated's website www.federatedinvestors.com, and any future press releases on this subject will also be posted there.

     Shortly after Federated's first public announcement concerning the foregoing matters, and notwithstanding Federated's commitment to taking remedial actions, Federated and various Federated Funds were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders.

     Federated and various Federated Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees, and seeking damages of unspecified amounts.

     The board of the Federated Funds has retained the law firm of Dickstein, Shapiro Morin & Oshinsky LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.



               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
          SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION


About the Proxy Solicitation and the Meeting


     Proxies are being solicited by the Board, on behalf of its portfolio, the Global Value Fund. The proxies will be voted at the special meeting of shareholders of the Corporation to be held on October 22, 2004 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").


     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Corporation or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Corporation may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


        The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 8, 2004, to shareholders of record at the close of business on August 23, 2004 (the "Record Date").


        The International Value Fund's annual report, which includes audited financial statements for its fiscal year ended November 30, 2003, was previously mailed to shareholders. The semi-annual reports for the Global Value Fund and the International Value Fund, which contain unaudited financial statements for the periods ended May 31, 2004, were also previously mailed to shareholders. The Corporation will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual reports and/or the semi-annual reports for the International Value Fund and the Global Value Fund. Requests for annual reports or semi-annual reports for the International Value Fund and the Global Value Fund may be made by writing to the Corporation's principal executive offices or by calling the Corporation. The Corporation's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Corporation's toll-free telephone number is 1-800-341-7400.


Proxies, Quorum and Voting at the Special Meeting


        Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Corporation is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.


        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Corporation. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.


        In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Global Value Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.


        For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.


        If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


        Shareholder approval requires the affirmative vote of more than 50% of the shares of the Global Value Fund entitled to vote.


Share Ownership of the Funds


Officers and Directors of the Corporation own less than 1% of the Global Value Fund's outstanding shares.


At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the Global Value Fund:

Edward Jones & Co., Maryland Heights, MO, owned 765,573 Class A Shares (47.12%); and MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 317,519 Shares (7.10%).

Edward Jones & Co., Maryland Heights, MO, owned approximately 160,434 Class B Shares (13.01%); and Citigroup Global Markets Inc., New York, NY, owned approximately 63,142 Class B Shares (5.12%).

Edward Jones & Co., Maryland Heights, MO, owned approximately 19,722 Class C Shares (8.65%); and MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 18,419 Class C Shares (8.08%).

Officers and Directors of the Corporation own less than 1% of the International Value Fund's outstanding shares.


At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the International Value Fund:

Edward Jones & Co., Maryland Heights, MO, owned approximately 708,499 Class A Shares (65.75%).

Edward Jones & Co., Maryland Heights, MO, owned approximately 254,126 Class B Shares (20.18%); and MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 107,562 Class B Shares (8.54%).

Edward Jones & Co., Maryland Heights, MO, owned approximately 26,560 Class C Shares (17.06%); MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 16,153 Class C Shares (10.38%); and Quatra Assoc Inc., Chandler, AZ, owned approximately 11,674 Class C Shares (7.50%).







Interests of Certain Persons


     The Funds are managed by the Adviser. The Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as Directors of the Corporation.


                   OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY


        The Corporation is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated World Investment Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.


        No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Corporation.

------------------------------------------------------------------------------
    SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF
                          MAILED IN THE UNITED STATES.
-----------------------------------------------------------------------------





                                       By Order of the Board of Directors,



                                       John W. McGonigle
                                       Secretary
August 25, 2004









                                                                       EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 6th day of August, 2004, by and between Federated World Investment Series, Inc., a Maryland corporation, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "Corporation"), with respect to its Federated International Value Fund (the "Acquiring Fund"), a series of the Corporation, and Federated World Investment Series, Inc., on behalf of its portfolio Federated Global Value Fund (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Funds"), also with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares and Class C Shares, $0.001 par value per share of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund to the holders of the Class A Shares, Class B Shares and Class C Shares of the Acquired Fund, respectively, and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Corporation, and the Corporation is an open-end, registered management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue their shares of capital stock;

     WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

     TRANSFER OF ASSETS OF THE  ACQUIRED  FUND IN EXCHANGE  FOR  ACQUIRING  FUND
                  SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Class A Shares, Class B Shares and Class C Shares of the Acquired Fund will receive Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

     The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4 STATE FILINGS. Prior to the Closing Date, the Corporation shall make any filings with the State of Maryland that may be required under the laws of the State of Maryland, effective as of the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.9 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

1.10 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

Article II

                                    VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of the Acquiring Fund determined in accordance with paragraph 2.2.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

                                  Article III

                            CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about October 22, 2004, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or
(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   Article IV

                         REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS  OF THE ACQUIRED  FUND. The  Corporation,  on behalf of the
Acquired Fund, represents and warrants to the Corporation, on behalf of the Acquiring Fund, as follows:

a) The Acquired Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

b) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein.

g) The financial statements of the Acquired Fund as of November 30, 2003, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Corporation on behalf of the Acquiring
     Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h) The unaudited financial statements of the Acquired Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Corporation on behalf of the Acquiring
     Fund) fairly reflect the financial condition of the Acquired Fund as of May 31, 2004, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i) Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Corporation on behalf of the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown to be due on such returns and reports have been paid, or, if not paid as of the Closing Date, provision shall have been made for the payment thereof. To the best of the Corporation's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

k) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.
     Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

o) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

p) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2  REPRESENTATIONS  OF THE ACQUIRING FUND. The  Corporation,  on behalf of the
Acquiring Fund, represents and warrants to the Corporation, on behalf of the Acquired Fund, as follows:

a)   The  Acquiring  Fund  is  a  legally  designated,   separate  series  of  a
     corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

b) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)   The current  prospectus  and  statement of  additional  information  of the
     Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transaction contemplated herein.

f) The financial statements of the Acquiring Fund as of November 30, 2003 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g) The unaudited financial statements of the Acquiring Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown to be due on such returns and reports have been paid or, if not paid as of the Closing Date, provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws
     relating  to  or  affecting   creditors'   rights  and  to  general  equity
     principles.

l) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Corporation, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   Article V

              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, the Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Corporation will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Corporation's Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

                                   Article VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Corporation's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

                                  Article VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

        The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Corporation's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Corporation.

                                  Article VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                        ACQUIRING FUND AND ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Corporation's Articles of Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Corporation shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for federal income tax purposes:

a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Dickstein Shapiro Morin & Oshinsky LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                                   Article IX

                                    EXPENSES

9.1 Federated Investment Management Company or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxyrials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

                                   Article X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Corporation, on behalf of the Funds, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   Article XI

                                   TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, each Fund may at its option terminate this Agreement at or before the Closing Date due to:

a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)   a  determination  by  the  Corporation's  Board  of  Directors,   that  the
     consummation of the transactions contemplated herein is not in the best interest of either Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Corporation, or its Directors or officers.

                                  Article XII

                                   AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers the Corporation as specifically authorized by its Board of Directors; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  Article XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                               FEDERATED WORLD INVESTMENT SERIES, INC.
                               on behalf of its portfolio,
                               Federated Global Value Fund

                               John W. McGonigle, Secretary


                               FEDERATED WORLD INVESTMENT SERIES, INC.
                               on behalf of its portfolio,
                               Federated International Value Fund

                               J. Christopher Donahue, President





                     FEDERATED WORLD INVESTMENT SERIES, INC.

                           Federated Global Value Fund



Investment Adviser
FEDERATED GLOBAL INVESTMENT
MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

























                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 25, 2004


                          Acquisition of the assets of

                           FEDERATED GLOBAL VALUE FUND
             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

                        By and in exchange for Shares of

                       FEDERATED INTERNATIONAL VALUE FUND

             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000


     This Statement of Additional Information dated August 25, 2004, is not a prospectus. A Prospectus/Proxy Statement dated August 25, 2004, related to the above-referenced matter may be obtained from Federated World Investment Series, Inc., on behalf of Federated International Value Fund ("International Value Fund"), Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.


                                      TABLE OF CONTENTS


1. Statement of Additional Information of Federated International Value Fund, a portfolio of Federated World Investment Series, Inc., dated January 31, 2004.

2. Statement of Additional Information of Federated Global Value Fund, a portfolio of Federated World Investment Series, Inc., dated January 31, 2004.

3. Financial Statements of Federated International Value Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2003.

4. Financial Statements (unaudited) of Federated International Value Fund, a portfolio of Federated World Investment Series, Inc., dated May 31, 2004.

4. Financial Statements of Federated Global Value Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2003.

6. Financial Statements (unaudited) of Federated Global Value Fund, a portfolio of Federated World Investment Series, Inc., dated May 31, 2004.

5.      Pro Forma Financial Information.









                      INFORMATION INCORPORATED BY REFERENCE

     The Statement of Additional Information of Federated Global Value Fund (the "Global Value Fund"), a portfolio of Federated World Investment Series, Inc. (the "Corporation"), is incorporated by reference to the Corporation's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A (File No. 33-52149), which was filed with the Securities and Exchange Commission ("SEC") on February 2, 2004. A copy may be obtained from the Corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone
Number: 1-800-341-7400.

     The Statement of Additional Information of Federated International Value Fund (the "International Value Fund"), a portfolio of the Corporation, is incorporated by reference to the Corporation's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A (File No. 33-52149), which was filed with the SEC on February 2, 2004. A copy may be obtained from the Corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone
Number: 1-800-341-7400.

     The audited financial statements of the Global Value Fund dated November 30, 2003, are incorporated by reference to the Annual Report to Shareholders of the Global Value Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 29, 2004.

     The audited financial statements of the International Value Fund dated November 30, 2003, are incorporated by reference to the Annual Report to Shareholders of the International Value Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 29, 2004.

     The unaudited financial statements of the International Value Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders of the International Value Fund, which was filed with the SEC pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, on July ___,28, 2004.

     The unaudited financial statements of the Global Value Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders of the Global Value Fund, which was filed with the SEC pursuant to
Section 30(d) of the Investment Company Act of 1940, as amended, on July ___,28, 2004.

     The Pro Forma Financial information of the Acquiring Fund, International Value Fund dated November 30, 2003, and May 31, 2004 is included herein.






                           Federated Global Value Fund
                       Federated International Value Fund
              Notes to Pro Forma Combining Statements of Operations
                         Semi-Annual Ended May 31, 2004

(a) Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser") receives for its services an annual investment advisory fee equal to 1.00% of the Funds' average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Administrative Services ("FAS"), provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds. FAS may voluntarily choose to waive the fee and can modify or terminate its voluntary waiver at its sole discretion.

(c) Adjustment to reflect the custodian fees reduction due to the combining of two portfolios into one. (d) Federated Services Company ("Fserv") through its subsidiary, Federated Shareholder Services Company, served as transfer and dividend disbursing agent for the Funds. The fee paid to FServ iswas based on the number of share classes and accounts per fund and the level of average aggregate net assets of the Fund for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the directors' fee reduction due to the combining of two portfolios into one.

(f) Adjustment to reflect the auditing fee reduction due to the combining of two portfolios into one.

(g) Adjustment to reflect the legal fee reduction due to the combining of two portfolios into one.

(h) FServ provides the Fund with certain fund accounting services. The fee paid to SSBFserv is based on the level of average aggregate net assets of the Funds for the period, plus out-of-pocket expenses. The adjustment is due to the combining of two portfolios into one.

(i) Adjustment to reflect Class B Shares distribution services fee after combination.

(j) Adjustment to reflect Class C Shares distribution services fee after combination.

(k) Adjustment to reflect Class A Shares shareholder services fee after combination.

(l) Adjustment to reflect Class B Shares shareholder services fee after combination.

(m) Adjustment to reflect Class C Shares shareholder services fee after combination.

(n) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

(o) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(p) Insurance expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(q) Tax expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(r) Interest expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(s) Miscellaneous expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.




                         Pro Forma Combining Portfolio of Investments
                                   May 31, 2004 (Unaudited)

    Federated        Federated                                                     Federated       Federated      Federated
          Global International Pro Forma Global International Pro Forma
                                                                                                                 International
   Value Fund       Value Fund      Combined                                       Value Fund     Value Fund        Combined
                                                                                                                Value Pro Forma
      Common Stocks - 94.7%                                                                                       Combined
                                                                                                                  ============
---------------------------------------------------------------------------------------------------------------------------------
       Automobiles & Components - 1.0%
        -             50,600         50,600             Kia Motors Corp.               $-          $433,218         $433,218
        -             11,000         11,000            Toyota Motor Corp.              -            398,948         398,948
                                                                                                                -----------------
                                               -----------------------------------------------------------------
                                                              Total                    -            832,166         832,166
                                               ----------------------------------------------------------------------------------
  Banks - 2.7%
      7,900           12,800         20,700              BNP Paribas SA             482,433         781,664        1,264,097
     21,400              -           21,400          Washington Mutual, Inc.        934,752            -            934,752
                                               ----------------------------------------------------------------------------------
                                                              Total                1,417,185        781,664        2,198,849
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
      Capital Goods - 0.6%
        -             49,000         49,000             Sumitomo Electric              0            471,829         471,829
                                   Industries
                                                                                                                -----------------
                                               ----------------------------------------------------------------------------------
                                                              Total                    -            471,829         471,829
                                               ----------------------------------------------------------------------------------

    Commercial Services & Supplies - 3.8%
     370,050             -          370,050        Michael Page International      1,146,737           -           1,146,737
                                       PLC
     25,400              -           25,400            Miller Herman, Inc.          611,632            -            611,632
     83,300              -           83,300         Steelcase, Inc., Class A        982,940            -            982,940
     10,500              -           10,500          United Stationers, Inc.        395,955            -            395,955
                                                                                                                -----------------
                                               -----------------------------------------------------------------
                                                              Total                3,137,264           -           3,137,264
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
  Consumer Durables & Apparel -
              4.7%
     47,530           32,850         80,380           Compagnie Financiere         1,225,332        846,879        2,072,211
                                  Richemont AG
     12,683              -           12,683             Hunter Douglas NV           591,733                         591,733
     22,900           22,200         45,100            Koninklijke (Royal)          622,309         603,286        1,225,595
                             Philips Electronics NV
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                2,439,374       1,450,165       3,889,539
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
 Diversified Financials - 27.2%
     18,000              -           18,000           American Express Co.          912,600            -            912,600
     139,500          37,100        176,600               Amvescap PLC              935,568         248,814        1,184,382
        -             62,200         62,200             Amvescap PLC, ADR              -            844,054         844,054
     18,300           16,200         34,500            Credit Suisse Group          628,793         556,637        1,185,430
     46,600           37,200         83,800                Euronext NV             1,331,809       1,063,161       2,394,970
      4,700              -           4,700          Goldman Sachs Group, Inc.       441,377            -            441,377
     22,476              -           22,476               ING Groep NV              507,296            -            507,296
        -             22,012         22,012          J.P. Morgan Chase & Co.           -            810,922         810,922
     63,200           42,820        106,020         Janus Capital Group, Inc.      1,034,584        700,963        1,735,547
      2,180              -           2,180          Julius Baer Holding Ltd.,       632,477            -            632,477
                                 Zurich, Class B
     23,600           61,300         84,900           Labranche & Co. Inc.          211,456         549,248         760,704
     19,800              -           19,800         Merrill Lynch & Co., Inc.      1,124,640           -           1,124,640
     17,700           14,195         31,895              Morgan Stanley             947,127         759,574        1,706,701
        -             78,000         78,000            Nikko Cordial Corp.             -            409,484         409,484
        -             40,000         40,000          Normura Holdings, Inc.            -            614,380         614,380
     18,400              -           18,400           Northern Trust Corp.          790,280            -            790,280
        -             65,400         65,400               STOXX 50 LDRS                -           2,155,063       2,155,063
     80,000           82,600        162,600               Schroders PLC             887,487         916,331        1,803,818
                       8,480         8,480                   UBS AG                                 608,470         608,470
        -             173,400       173,400            iShares MSCI Japan              -           1,732,266       1,732,266
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                10,385,494     11,969,367       22,354,861
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
  Energy - 6.6%
                      60,100         60,100                  BP PLC                    -            526,492         526,492
     25,700           17,900         43,600            GlobalSantaFe Corp.          645,841         449,827        1,095,668
     19,400              -           19,400         Offshore Logistics, Inc.        445,618            -            445,618
     24,200           13,400         37,600              Tidewater, Inc.            668,888         370,376        1,039,264
        -              4,500         4,500              Total SA, Class B              -            844,747         844,747
     38,300           17,100         55,400            (1) Transocean, Inc         1,023,759        457,083        1,480,842
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                2,784,106       2,648,525       5,432,631
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
 Food Beverage & Tobacco - 8.0%
     94,248           107,200       201,448           Cadbury Schweppes PLC         789,552         914,039        1,703,591
     89,639           102,814       192,453                Diageo PLC              1,190,015       1,364,921       2,554,936
      1,800            3,900         5,700                  Nestle SA               468,353        1,014,766       1,483,119
        -              6,600         6,600                Pernod-Ricard                -            826,243         826,243
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                2,447,920       4,119,969       6,567,889
                                               ----------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure -
              4.5%
     87,100              -           87,100         (1)Caesars Entertainment,      1,199,367           -           1,199,367
                                      Inc.
     229,992          185,800       415,792             Hilton Group PLC           1,096,189        903,686        1,999,875
        -             35,300         35,300               WhitBread PLC                -            517,823         517,823
                                               ----------------------------------------------------------------------------------
                                                              Total                2,295,556       1,421,509       3,717,065
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
Insurance - 3.6%
        -             45,100         45,100                    AXA                     -            925,393         925,393
     39,800           33,414         73,214            Sun Life Financial          1,083,754        909,863        1,993,617
                               Services of Canada
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                1,083,754       1,835,256       2,919,010
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
Materials - 4.8%
        -             17,000         17,000               Akzo Nobel NV                -            614,583         614,583
        -              1,400         1,400                 Givaudan SA                 -            748,663         748,663
     15,600              -           15,600        Lafarge North America, Inc.      687,336            -            687,336
        -              5,800         5,800                 Lafarge SA                  -            500,827         500,827
     50,300           58,600        108,900          Stora Enso Oyj, Class R        653,043         760,801        1,413,844
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                1,340,379       2,624,874       3,965,253
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
  Media - 10.5%
        -             20,400         20,400               Asatsu, Inc.                 -            527,156         527,156
     23,400              -           23,400               Clear Channel             928,980            -            928,980
                              Communications, Inc.
     24,200              -           24,200        Corus Entertainment, Inc.,       484,657            -            484,657
                                     Class B
     24,400           16,000         40,400          Grupo Televisa SA, GDR        1,031,144        676,160        1,707,304
        -             890,000       890,000              SCMP Group Ltd.               -            356,821         356,821
     31,500              -           31,500           (1) Time Warner, Inc.         536,760            -            536,760
     22,200              -           22,200           Viacom, Inc., Class A         827,394            -            827,394
     133,000          82,900        215,900               WPP Group PLC            1,326,683        826,933        2,153,616
     47,200              -           47,200              Walt Disney Co.           1,107,784           -           1,107,784
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                6,243,402       2,387,070       8,630,472
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
    Pharmaceuticals & Biotechnology- 2.6%
        -             11,100         11,100                Novartis AG                 -            497,901         497,901
     17,400           21,600         39,000        Takeda Chemical Industries       724,145         898,939        1,623,084
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                 724,145        1,396,840       2,120,985
                                               ----------------------------------------------------------------------------------
  Real Estate -
      3.4%
     46,000           20,800         66,800          (1) Jones Lang LaSalle,       1,160,120        524,576        1,684,696
                                      Inc.
     70,000           62,086        132,086          Sun Hung Kai Properties        597,216         529,697        1,126,913
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                1,757,336       1,054,273       2,811,609
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
Retailing - 3.2%
     30,100              -           30,100            Boise Cascade Corp.         1,058,015           -           1,058,015
     11,100              -           11,100           Federated Department          529,581            -            529,581
                                  Stores, Inc.
      8,400              -           8,400         Neiman-Marcus Group, Inc.,       433,440            -            433,440
                                     Class A
        -             274,100       274,100             Signet Group PLC               -            593,073         593,073
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                2,021,036        593,073        2,614,109
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
     Technology Hardware & Equipment 3.0%
     38,000              -           38,000          Arrow Electronics, Inc.       1,034,740           -           1,034,740
     39,000              -           39,000              (1) Kemet Corp.            473,850            -            473,850
     29,500              -           29,500              Tektronix, Inc.            931,020            -            931,020
                                                                                 ------------------------------------------------
                                               ----------------------------------------------------------------------------------
                                                              Total                2,439,610           -           2,439,610
                                               ----------------------------------------------------------------------------------
Telecommunication Services- 0.6%
        -             28,500         28,500        Deutsche Telekom AG, Class          -            478,269         478,269
                                       REG
                                                                                 ------------------------------------------------
                                               ----------------------------------
      Transportation - 3.4%
        -             100,700       100,700         Associated British Ports                        807,376         807,376
                                  Holdings PLC
     26,700              -           26,700            Florida East Coast           966,006            -            966,006
                                Industries, Inc.
     55,400              -           55,400          Grupo Aeroportuario del       1,045,398           -           1,045,398
                           Sureste SA de CV, Class B,
                                       ADR
                                                                                 ------------------------------------------------
                                               -----------------------------------------------------------------
                                                              Total                2,011,404        807,376        2,818,780
                                               ----------------------------------------------------------------------------------
 Utilities- 0.5%
        -             56,800         56,800            Scottish Power PLC                           412,960         412,960
                                                                                                                -----------------
                                               ----------------------------------------------------------------------------------
                                                       Total Common Stocks         42,527,965     35,285,185       77,813,150
                                (identified cost
                                  $67,373,030)
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------
       MUTUAL FUND - 1.3%
    1,103,157            -         1,103,157             (2) Prime Value           1,103,157           -           1,103,157
                              Obligations Fund, IS
                           Shares (at net asset value)
                                               ----------------------------------------------------------------------------------
   REPURCHASE AGREEMENT- 3.2%
        -            2,618,000     2,618,000       Interest in $1,500,000,000          -           2,618,000       2,618,000
                           joint repurchase agreement
                              with Banc of America
                             Securities LLC, 1.05%,
                             dated 5/28/2004, to be
                            repurchased at $2,618,305
                                  on 6/1/2004,
                             collateralized by U.S.
                                Government Agency
                            Obligations with various
                            maturities to 10/1/2033,
                             collateral market value
                               $1,530,039,205 (at
                                                         amortized cost)
                                               ----------------------------------------------------------------------------------



                                                       Total Investments -         43,631,122     37,903,185       81,534,307
                              99.2%(identified cost
                                 $71,094,187)(3)
                                                                                 ------------------------------------------------
                                                                                 ------------------------------------------------
                                                        Other Assets and            550,978         125,339         676,317
                               Liabilities - 0.8%
                                                                                 ------------------------------------------------
                                                                                 ------------------------------------------------
                                                     Total Net Assets - 100%      $ 44,182,100   $ 38,028,524     $82,210,624
                                                                                 ================================================
1       Non-income producing security.
2       Affiliated company
3       The cost of investments for federal income tax purposes amounts to $71,094,187.

Note: The categories of investments are shown as a percentage of total net assets at
November 30, 2003.
The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt
GDR--Global Depository Receipt






                                 Federated Global Value Fund
                              Federated International Value Fund
                   Pro Forma Combining Statements of Assets and Liabilities
                                   May 31, 2004 (Unaudited)

                                                                                             Federated              Federated
                                                   Federated             Federated           International          International
                                                                                                  Value             Value
                                                     Global            International              Fund              Proforma
                                                                                                                    Fund Pro
                                                                                                Pro Forma           Forma
                                                   Value Fund            Value Fund            Adjustment           Combined

                                                -----------------     -----------------      ----------------      ----------------
Assets:
------------------------------------------
Investments in securities, at value               $43,631,122           $ 37,903,185                -                $81,534,307
------------------------------------------
Cash denominated in foreign currencies                 -                   33,787                                      33,787
------------------------------------------
Cash                                                   95                  34,385                   -                  34,480
------------------------------------------
Income receivable                                   114,563               109,042                   -                  223,605
------------------------------------------
Receivable for shares sold                          562,260                72,763                   -                  635,023
------------------------------------------      -----------------------------------------------------------------------------------
Total assets                                       44,308,040            38,153,162                 -                82,461,202
------------------------------------------      -----------------     -----------------      ----------------      ----------------
Liabilities:
------------------------------------------
Payable for shares redeemed                         $41,170               $72,518                   -                 $ 113,688
------------------------------------------
Payable for transfer and dividend
disbursing
------------------------------------------
agent fees and expenses                              29,910                18,381                   -                  48,291
------------------------------------------
Payable for Directors'/Trustees' fee                   -                     5                      -                     5
------------------------------------------
Payable for distribution services fees               12,825                13,146                                      25,971
------------------------------------------
Payable for shareholder services fee                 9,209                 7,924                                       17,133
------------------------------------------
Accrued expenses                                     32,826                12,664                   -                  45,490
------------------------------------------      -----------------     -----------------      ----------------
                                                                                                                   ----------------
Total liabilities                                   125,940               124,638                   -                  250,578
------------------------------------------      -----------------     -----------------      ----------------      ----------------
Net Assets                                        $44,182,100           $ 38,028,524               $-                $82,210,624
------------------------------------------      -----------------     -----------------      ----------------      ----------------
Net Assets Consists of:
------------------------------------------
Paid in capital                                   $64,092,049           $ 35,372,271               $-                99,464,320
------------------------------------------
Net unrealized appreciation of investments
and
---------------------------------------------
translation of assets and liabilities in             9,583,122            860,799                                    10,443,921
foreign currency
------------------------------------------------
Accumulated net realized loss on                                                                    -                     -
investments
------------------------------------------
and foreign currency transactions                 (29,332,255)           1,928,251                  -               (27,404,004)
------------------------------------------
Accumulated net investment (loss)                  (160,816)             (132,797)                                    (293,613)
------------------------------------------      -----------------     -----------------      ----------------
                                                                                                                   ----------------
Total Net Assets                                  $44,182,100           $ 38,028,524               $ -               $82,210,624
------------------------------------------      -----------------     -----------------      ----------------      ----------------
Net Assets:
Class A Shares                                    $23,596,786           $ 17,032,504               $ -               $40,629,290
                                                                                             ----------------
                                                -----------------     -----------------      ----------------
Class B Shares                                    $17,350,934           $ 18,635,119               $ -               $35,986,053
                                                -----------------     -----------------      ----------------
                                                -----------------     -----------------      ----------------
Class C Shares                                     $3,234,380            $2,360,901                $ -               $5,595,281
                                                -----------------     -----------------      ----------------
Shares Outstanding:
Class A Shares                                     1,693,225             1,144,645              1,585,806     (a)     2,730,451
                                                -----------------     -----------------      ----------------
Class B Shares                                     1,269,407             1,308,336              1,218,464     (a)     2,526,800
                                                -----------------     -----------------      ----------------
                                                -----------------     -----------------      ----------------
Class C Shares                                      236,391               165,389                226,656      (a)      392,045
                                                -----------------     -----------------      ----------------
Net Asset Value Per Share
Class A Shares                                      $ 13.94               $ 14.88                  $ -                 $14.88
                                                -----------------     -----------------      ----------------
Class B Shares                                      $ 13.67               $ 14.24                  $ -                 $14.24
                                                -----------------     -----------------      ----------------
                                                -----------------     -----------------      ----------------      ----------------
Class C Shares                                      $ 13.68               $ 14.27                  $ -                 $14.27
                                                -----------------     -----------------      ----------------      ----------------
Offering Price Per Share
Class A Shares                            *         $ 14.75               $ 15.75                  $ -                 $15.75
                                                -----------------     -----------------      ----------------      ----------------
Class B Shares                                      $ 13.67               $ 14.24                  $ -                 $14.24
                                                -----------------     -----------------      ----------------      ----------------
                                                -----------------     -----------------      ----------------      ----------------
Class C Shares                            **        $ 13.82               $ 14.41                  $ -                 $14.41
                                                -----------------     -----------------      ----------------      ----------------
Redemption Proceeds Per Share
Class A Shares                            ***       $ 13.66               $ 14.58                  $ -                 $14.58
                                                -----------------     -----------------      ----------------      ----------------
Class B Shares                            ****      $ 12.92               $ 13.46                  $ -                 $13.46
                                                -----------------     -----------------      ----------------      ----------------
                                                -----------------     -----------------      ----------------      ----------------
Class C Shares                            *****     $ 13.54               $ 14.13                  $ -                 $14.13
                                                -----------------     -----------------      ----------------      ----------------

Investments, at identified cost                   $34,049,345           $ 37,044,842               $ -               $71,094,187
------------------------------------------      -----------------     -----------------      ----------------      ----------------
Foreign currencies, at identified cost                 $-                 $33,302                  $ -                $ 33,302
------------------------------------------      -----------------     -----------------      ----------------      ----------------


* Computation of offering price per share 100/94.5 of net asset value. **
Computation of offering price per share 100/99.0 of net asset value. ***
Computation of redemption price per share 98.00/100 of net asset value. ****
Computation of redemption price per share 94.5/100 of net asset value. *****
Computation of redemption price per share 99.00/100 of net asset value.

(a) Adjustment to reflect share balance as a result of the combination.

(See Notes which are an integral part of the Financial Statements)






                                 Federated Global Value Fund
                              Federated International Value Fund
                         Pro Forma Combining Statements of Operations
                          Six Months Ended May 31, 2004 (Unaudited)

                                                                                            Federated          Federated
                                                                                            International      International
                                                     Federated               Federated      Value Fund         Value
                                                                                                               Fund
                                                       Global              International    Pro Forma          Pro Forma
                                                     Value Fund             Value Fund      Adjustment         Combined
                                                  -------------------------------------------------------------------------------


Investment Income:
Dividends                                            $ 392,256       *     $ 447,863   **         -                   840,119
Interest                                                 -                   5,503                                     5,503
                                                  -----------------      --------------                            --------------
Total Income                                          392,256               453,366                                   845,622
Expenses:
Investment adviser fee                                229,124               197,298            (7,440)       (a)      418,982
Administrative personnel and services fee             115,000               115,001           (115,001)      (b)      115,000
Custodian fees                                         7,085                 7,421             (7,085)       (c)       7,421
Transfer and dividend disbursing agent                                                                                   -
fees and expenses                                      64,686               62,953             (64,686)      (d)      62,953
Directors'/Trustees' fees                               876                   885               (876)        (e)        885
Auditing fees                                          9,018                 9,000             (9,018)       (f)       9,000
Legal fees                                             3,112                 3,112             (3,112)       (g)       3,112
Portfolio accounting fees                              40,081               38,756             (40,081)      (h)      38,756
Distribution services fee - Class B Shares             67,151               73,193             (5,396)       (i)      134,948
Distribution services fee - Class C Shares             12,804                8,978              (800)        (j)      20,982
Shareholder services fee - Class A Shares              30,630               21,934              5,370        (k)      57,934
Shareholder services fee - Class B Shares              22,384               24,398              2,604        (l)      49,386
Shareholder services fee - Class C Shares              4,267                 2,993               419         (m)       7,679
Share registration costs                               21,612               20,943             (21,612)      (n)      20,943
Printing and postage                                   23,419               20,393             (23,419)      (o)      20,393
Insurance premiums                                     3,753                 3,748             (3,753)       (p)       3,748
Taxes                                                  1,591                 3,341             (1,591)       (q)       3,341
Interest expense                                         49                   213                (49)        (r)        213
Miscellaneous                                          1,640                 1,345             (1,640)       (s)       1,345
                                                  -----------------      --------------    -----------------
                                                                                           -----------------       --------------
Total expenses                                        658,282               615,905           (297,166)               977,021
                                                  -----------------      --------------    -----------------       --------------
                                                                                                                   --------------
Waivers and Reimbursement --
Waiver/reimbursement of investment adviser fee       $(82,251)             $(6,882)               -                 $ (89,133)
Waiver of administrative personnel and services       (22,271)             (22,303)                                  (44,574)
fee
Waiver of transfer and dividend disbursing agent       (688)                 (557)                -                   (1,245)
fees and expenses
                                                  -------------------------------------    -----------------
                                                                                                                   --------------
Total Waivers and Reimbursements                     (105,210)             (29,742)               -                  (134,952)
                                                  -----------------      --------------    -----------------       --------------
Net Expenses                                          553,072               586,163           (297,166)               842,069
                                                  -----------------      --------------    -----------------
                                                                                                                   --------------
Net investment loss                                 $ (160,816)           $ (132,797)          $297,166               $3,553
                                                  -----------------      --------------    -----------------       --------------
Realized and Unrealized Loss on Investments:
Net realized gain on investments and foreign         2,968,462             2,174,609              -                  5,143,071
currency transactions
Net change in unrealized appreciation                (560,715)              337,400               -                  (223,315)
(depreciation) of investments and translation of
assets and translation of assets and liabilities
in foreign
currency transactions
Net realized and unrealized gain (loss) on           2,407,747             2,512,009              -                  4,919,756
investments and foreign currency
                                                                                           -----------------
Change in net assets resulting from operations       $2,246,931           $ 2,379,212          $297,166             $4,923,309
                                                  -----------------      --------------    -----------------       --------------




* Includes $14,478 received from affiliated issuers and net of foreign taxes withheld of $28,982 ** Includes $9,633 received from affiliated issuers and net of foreign taxes withheld of
$49,811


(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial Statements)






                           Federated Global Value Fund
                       Federated International Value Fund
                     Notes to Pro Forma Financial Statements
                          Year Ended November 30, 2003

Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Federated Global Value Fund and Federated International Value Fund, collectively ("the Funds"), for the year ended November 30, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 2003.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed transfer of assets of Federated Global Value Fund for shares of Federated International
Value. Under generally accepted accounting principles, Federated International Value Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended November 30, 2003, Federated Global Value Fund and Federated International Value Fund paid investment advisory fees computed at the annual rate of 1.00% as a percentage of average daily net assets.

Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 254,732 Class A Shares of Federated International Value Fund (accounting survivor) to the holders of 1,741,544 Class A Shares of Federated Global Value Fund which would have been issued at November 30, 2003.

The Pro Forma net asset value per share assumes the issuance of 173,897 Class B Shares of Federated International Value Fund (accounting survivor) to the holders of 1,353,329 Class B Shares of Federated Global Value Fund which would have been issued at November 30, 2003.

The Pro Forma net asset value per share assumes the issuance of 32,954 Class C Shares of Federated International Value Fund (accounting survivor) to the holders of 254,751 Class C Shares of Federated Global Value Fund which would have been issued at November 30, 2003.






                        Pro Forma Combining Portfolio of Investments
                           Year Ended November 30, 2003 (Unaudited)

                                   Federated                                                                  Federated
                                 International                                                              International
    Federated       Federated     Value Fund                                    Federated      Federated      Value Fund
     Global       International    Pro Forma                                     Global      International    Pro Forma
   Value Fund       Value Fund     Combined                                    Value Fund      Value Fund      Combined
     Common Stocks - 90.1%
---------------------------------------------------------------------------------------------------------------------------
       Automobiles & Components - 1.0%
                      50,600        50,600           Kia Motors Corp.              $-           $441,995       $441,995
                      8,000          8,000             Volkswagen AG                -           397,837        397,837
                                                                                                            ---------------
                                               -------------------------------------------------------------
                                                           Total                    -           839,832        839,832
                                               ----------------------------------------------------------------------------
  Banks - 9.5%
        -             69,912                           Barclays PLC                 -           617,044        617,044
     19,900           35,300        55,200          Credit Suisse Group          661,150       1,172,794      1,833,944
     14,100             -           14,100     PNC Financial Services Group      766,476           -           766,476
        -             63,847        63,847        Standard Chartered PLC            -          1,008,278      1,008,278
        -             14,780        14,780                UBS AG                    -           952,902        952,902
     21,400             -           21,400        Washington Mutual, Inc.        980,334           -           980,334
     134,500         162,000        296,500         Wing Hang Bank Ltd.          805,571        970,278       1,775,849
                                                                                                            ---------------
                                               ----------------------------------------------------------------------------
                                                           Total                3,213,531      4,721,296      7,934,827
                                               ----------------------------------------------------------------------------
                                               ------------------------------
      Capital Goods - 1.3%
     18,000             -           18,000      Ingersoll-Rand Co., Class A     1,122,120          -          1,122,120
                                                                             ----------------------------------------------
    Commercial Services & Supplies - 5.2%
     601,350            -           601,350     Michael Page International      1,944,365          -          1,944,365
                                       PLC
     25,400             -           25,400          Miller Herman, Inc.          661,670           -           661,670
     83,300             -           83,300       Steelcase, Inc., Class A       1,032,920          -          1,032,920
     17,900             -           17,900        United Stationers, Inc.        722,265           -           722,265
                                                                                                            ---------------
                                               -------------------------------------------------------------
                                                           Total                4,361,220          -          4,361,220
                                               ----------------------------------------------------------------------------
                                               ------------------------------
      Consumer Durables & Apparel - 3.0%
     47,530           32,850        80,380         Compagnie Financiere         1,177,898       814,095       1,991,993
                                  Richemont AG
     12,683             -           12,683           Hunter Douglas NV           556,921           -           556,921
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total                1,734,819       814,095       2,548,914
                                               ----------------------------------------------------------------------------
                                               ------------------------------
 Diversified Financials - 29.6%
     18,000           17,270        35,270         American Express Co.          822,780        789,412       1,612,192
     139,500          37,100        176,600            Amvescap PLC              989,788        263,234       1,253,022
        -             62,200        62,200           Amvescap PLC, ADR              -           885,728        885,728
        -             12,434        12,434            Citigroup, Inc                -           584,895        584,895
     46,600           37,200        83,800              Euronext NV             1,117,608       892,168       2,009,776
      8,500             -            8,500       Goldman Sachs Group, Inc.       816,680           -           816,680
     22,476             -           22,476             ING Groep NV              481,875           -           481,875
        -             16,100        16,100         Investors Group, Inc.            -           390,074        390,074
        -             29,212        29,212        J.P. Morgan Chase & Co.           -          1,032,936      1,032,936
     63,200           86,120        149,320      Janus Capital Group, Inc.       879,112       1,197,929      2,077,041
      2,180             -            2,180       Julius Baer Holding Ltd.,       693,886           -           693,886
                                 Zurich, Class B
     23,600           61,300        84,900         Labranche & Co. Inc.          195,172        506,951        702,123
     36,800           13,950        50,750       Merrill Lynch & Co., Inc.      2,088,400       791,662       2,880,062
     17,700           14,195        31,895            Morgan Stanley             978,456        784,700       1,763,156
        -             78,000        78,000          Nikko Cordial Corp.             -           393,864        393,864
     18,400           19,100        37,500         Northern Trust Corp.          825,240        856,635       1,681,875
        -             65,400        65,400             STOXX 50 LDRS                -          2,016,516      2,016,516
     80,000           82,600        162,600            Schroders PLC             895,517        924,621       1,820,138
        -             38,600        38,600       iShares DJ Euro STOXX 50           -          1,224,909      1,224,909
        -             44,700        44,700          iShares MSCI Japan              -           400,512        400,512
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total               10,784,514      13,936,746     24,721,260
                                               ----------------------------------------------------------------------------
                                               ------------------------------
         Energy - 2.8%
     19,400             -           19,400       Offshore Logistics, Inc.        489,850           -           489,850
     24,200             -           24,200            Tidewater, Inc.            668,162           -           668,162
        -             2,500          2,500           Total SA, Class B              -           404,316        404,316
     38,300             -           38,300          (1) Transocean, Inc          742,254           -           742,254
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total                1,900,266       404,316       2,304,582
                                               ----------------------------------------------------------------------------
                                               ------------------------------
        Food Beverage & Tobacco - 2.2%
     48,939           95,314        144,253             Diageo PLC               611,032       1,190,050      1,801,082
                                                                             ----------------------------------------------
    Healthcare Equipment & Services - 0.9%
     33,500             -           33,500           IMS Health, Inc.            771,505           -           771,505
                                                                             ----------------------------------------------
     Hotels, Restaurants & Leisure - 2.9%
     221,900         185,800        407,700          Hilton Group PLC            808,236        676,747       1,484,983
     87,100             -           87,100     (1) Park Place Entertainment      911,066           -           911,066
                                      Corp.
                                               ----------------------------------------------------------------------------
                                                           Total                1,719,302       676,747       2,396,049
                                               ----------------------------------------------------------------------------
                                               ------------------------------
        Insurance - 4.9%
        -             45,100        45,100                  AXA                     -           867,363        867,363
        -             8,870          8,870      Marsh & McLennan Cos., Inc.         -           394,183        394,183
     51,800           60,814        112,614     Sun Life Financial Services     1,280,496      1,503,322      2,783,818
                                    of Canada
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total                1,280,496      2,764,868      4,045,364
                                               ----------------------------------------------------------------------------
                                               ------------------------------
        Materials - 3.6%
     30,100             -           30,100          Boise Cascade Corp.          888,251           -           888,251
     15,600             -           15,600      Lafarge North America, Inc.      594,360           -           594,360
        -             5,200          5,200              Lafarge SA                  -           414,562        414,562
     33,000           51,900        84,900        Stora Enso Oyj, Class R        444,615        699,259       1,143,874
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total                1,927,226      1,113,821      3,041,047
                                               ----------------------------------------------------------------------------
                                               ------------------------------
         Media - 11.2%
        -             17,300        17,300             Asatsu, Inc.                 -           412,300        412,300
     23,400             -           23,400             Clear Channel             978,354           -           978,354
                              Communications, Inc.
     24,200             -           24,200       (1) Corus Entertainment,        487,638           -           487,638
                                  Inc., Class B
        -              100            100      Fuji Television Network, Inc.        -           493,996        493,996
     24,400           16,000        40,400        Grupo Televisa SA, GDR         996,740        653,600       1,650,340
        -            890,000        890,000           SCMP Group Ltd.               -           406,955        406,955
     31,500             -           31,500         (1) Time Warner, Inc.         512,820           -           512,820
     22,200             -           22,200         Viacom, Inc., Class A         874,014           -           874,014
     133,000          82,900        215,900            WPP Group PLC            1,275,785       795,207       2,070,992
     62,700             -           62,700            Walt Disney Co.           1,447,743          -          1,447,743
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total                6,573,094      2,762,058      9,335,152
                                               ----------------------------------------------------------------------------
                                               ------------------------------
       Real Estate - 3.3%
     40,800           20,800        61,600     (1) Jones Lang LaSalle, Inc.      854,760        435,760       1,290,520
     70,000          108,086        178,086       Sun Hung Kai Properties        563,516        870,118       1,433,634
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total                1,418,276      1,305,878      2,724,154
                                               ----------------------------------------------------------------------------
                                               ------------------------------
        Retailing - 1.9%
     11,100             -           11,100     Federated Department Stores,      544,899           -           544,899
                                      Inc.
        -             57,900        57,900       Marks & Spencer Group PLC          -           267,728        267,728
     14,000             -           14,000      Neiman-Marcus Group, Inc.,       754,600           -           754,600
                                     Class A
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total                1,299,499       267,728       1,567,227
                                               ----------------------------------------------------------------------------
                                               ------------------------------
     Technology Hardware & Equipment 4.7%
     47,600             -           47,600        Arrow Electronics, Inc.       1,112,888          -          1,112,888
     39,000             -           39,000            (1) Kemet Corp.            514,800           -           514,800
     22,900           18,900        41,800      Koninklijke (Royal) Philips      651,140        537,404       1,188,544
                                 Electronics NV
     39,300             -           39,300            Tektronix, Inc.           1,082,715          -          1,082,715
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total                3,361,543       537,404       3,898,947
                                               ----------------------------------------------------------------------------
                                               ------------------------------
     Transportation - 2.1%
     26,700             -           26,700          Florida East Coast           814,350           -           814,350
                                Industries, Inc.
     55,400             -           55,400        Grupo Aeroportuario del        905,790           -           905,790
                           Sureste SA de CV, Class B,
                                       ADR
                                                                             ----------------------------------------------
                                               ----------------------------------------------------------------------------
                                                           Total                1,720,140          -          1,720,140
                                               ----------------------------------------------------------------------------
                                               -------------------------------------------------------------
                                                    Total Common Stocks        43,798,583      31,334,839     75,133,422
                          (identified cost $64,462,280)
                                               -------------------------------------------------------------
                                               ------------------------------
       Mutual Fund - 4.8%
        -           3,982,088      3,982,088    (2) Prime Value Obligations         -          3,982,088      3,982,088
                             Fund, IS Shares (at net
                                                       asset value)
                                                                             ----------------------------------------------
                                                    Total Investments -        43,798,583      35,316,927         $
                                                           94.9%                                              79,115,510
                                (identified cost
                                 $68,444,368)(3)
                                                                             -------------------------------
                                                                             -------------------------------
                                               Other Assets and Liabilities      28,753        4,213,369          $
                                                          - 5.1)%                                             4,242,122
                                                                             -------------------------------
                                                                             -------------------------------
                                                  Total Net Assets - 100%     $ 43,827,336         $              $
                                                                                               39,530,296     83,357,632
                                                                             ===============================

1      Non-income producing security.
2      Affiliated company
3      The cost of investments for federal income tax purposes amounts to $68,444,368.
Note:  The categories of investments are shown as a percentage of total net assets at
November 30, 2003.
The following acronyms are used throughout this portfolio:
ADR    --American Depositary Receipt
GDR    --Global Depository Receipt






                                 Federated Global Value Fund
                              Federated International Value Fund
                   Pro Forma Combining Statements of Assets and Liabilities
                                November 30, 2003 (Unaudited)

                                                                                         Federated          Federated
                                                                                         International      International
                                                  Federated           Federated          Value Fund         Value Fund
                                                   Global           International        Pro
                                                                                         Forma              Pro Forma
                                                 Value Fund           Value Fund         Adjustment         Combined
                                               ----------------     ---------------      --------------     ------------------
Assets:
---------------------------------------
Investments in securities, at value              $43,798,583         $ 35,316,927    *         -               $79,115,510
---------------------------------------
Cash                                                 871                  -                    -                   871
---------------------------------------
Income receivable                                  37,631               22,204                 -                 59,835
---------------------------------------
Receivable for investments sold                    891,270            6,079,174                -                6,970,444
---------------------------------------
Receivable for shares sold                         32,359               78,703                 -                 111,062
---------------------------------------        -------------------------------------------------------------------------------
Total assets                                     44,760,714           41,497,008               -               86,257,722
---------------------------------------        ----------------     ---------------      --------------     ------------------
Liabilities:
---------------------------------------
Payable for outstanding line of credit            $730,000                $-                   -                $730,000
---------------------------------------
Payable for investments purchased                     -               1,869,883                -                1,869,883
---------------------------------------
Payable for shares redeemed                        119,162              28,928                 -                 148,090
---------------------------------------
Net payable for foreign currency                      -                 2,978                  -                  2,978
exchange contracts
---------------------------------------
Payable for transfer and dividend
disbursing
---------------------------------------
agent fees and expenses                            23,269               5,226                  -                 28,495
---------------------------------------
Payable for portfolio accounting fees               6,636               6,579                  -                 13,215
---------------------------------------
Payable for distribution services fees             12,861               13,403                                   26,264
---------------------------------------
Payable for shareholder services fee                9,065               8,191                                    17,256
---------------------------------------
Accrued expenses                                   32,385               31,524                 -                 63,909
---------------------------------------        ----------------     ---------------      --------------
                                                                                                            ------------------
Total liabilities                                  933,378            1,966,712                -                2,900,090
---------------------------------------        ----------------     ---------------      --------------     ------------------
Net Assets                                       $43,827,336         $ 39,530,296             $-               $83,357,632
---------------------------------------        ----------------     ---------------      --------------     ------------------
Net Assets Consists of:
---------------------------------------
Paid in capital                                  $65,984,216         $ 35,424,371             $-               101,408,587
---------------------------------------
Net unrealized depreciation of                   10,143,837            523,399                 -               10,667,236
investments and translation of assets
and liabilities in foreign currency
---------------------------------------        ----------------     ---------------      --------------
Accumulated net realized loss on                 (32,300,717)           3,582,526              -              (28,718,191)
investments and foreign currency
transactions
----------------------------------------        ----------------     ----------------     -------------
                                                                                                            ------------------
Total Net Assets                                  $43,827,336         $ 39,530,296            $ -             $ 83,357,632
----------------------------------------        ----------------     ----------------     -------------     ------------------
Net Assets:
Class A Shares                                    $22,956,378         $ 17,882,644            $ -             $ 40,839,022
                                                                                          -------------
                                                ----------------     ----------------     -------------
Class B Shares                                    $17,561,748         $ 19,332,593            $ -             $ 36,894,341
                                                ----------------     ----------------     -------------
                                                ----------------     ----------------     -------------
Class C Shares                                    $3,309,210           $ 2,315,059            $ -              $ 5,624,269
                                                ----------------     ----------------     -------------
Shares Outstanding:
Class A Shares                                     1,741,544            1,158,105          (254,732)   (a)      2,644,917
                                                ----------------     ----------------     -------------
Class B Shares                                     1,353,329            1,298,024          (173,897)   (a)      2,477,456
                                                ----------------     ----------------     -------------
                                                ----------------     ----------------     -------------
Class C Shares                                      254,751              155,146            (32,954)   (a)       376,943
                                                ----------------     ----------------     -------------
Net Asset Value Per Share
Class A Shares                                      $13.18               $ 15.44              $ -                $ 15.44
                                                ----------------     ----------------     -------------     ------------------
Class B Shares                                      $12.98               $ 14.89              $ -                $ 14.89
                                                ----------------     ----------------     -------------     ------------------
                                                ----------------     ----------------     -------------     ------------------
Class C Shares                                      $12.99               $ 14.92              $ -                $ 14.92
                                                ----------------     ----------------     -------------     ------------------
Offering Price Per Share
Class A Shares                           *          $13.95               $ 16.34              $ -                $ 16.34
                                                ----------------     ----------------     -------------     ------------------
Class B Shares                                      $12.98               $ 14.89              $ -                $ 14.89
                                                ----------------     ----------------     -------------     ------------------
                                                ----------------     ----------------     -------------     ------------------
Class C Shares                          **          $ 13.12              $ 15.07              $ -                $ 15.07
                                                ----------------     ----------------     -------------     ------------------
Redemption Proceeds Per Share
Class A Shares                                      $ 13.18              $ 15.44              $ -                $ 15.44
                                                ----------------     ----------------     -------------     ------------------
Class B Shares                          ***         $ 12.27              $ 14.07              $ -                $ 14.07
                                                ----------------     ----------------     -------------     ------------------
                                                ----------------     ----------------     -------------     ------------------
Class C Shares                          ****        $ 12.86              $ 14.77              $ -                $ 14.77
                                                ----------------     ----------------     -------------     ------------------

Investments, at identified cost                  $ 33,656,125         $ 34,788,243            $ -             $ 68,444,368
----------------------------------------        ----------------     ----------------     -------------     ------------------
Investments in affiliated issuers                     $ -              $ 3,982,088            $ -              $ 3,982,088
----------------------------------------        ----------------     ----------------     -------------     ------------------
                                                 (32,300,717)           3,582,526              -              (28,718,191)
Accumulated net realized loss on
investments and foreign currency
transactions
----------------------------------------       -----------------      ---------------     -------------
                                                                                                            ------------------
Total Net Assets                                 $43,827,336           $ 39,530,296           $ -             $ 83,357,632
----------------------------------------       -----------------      ---------------     -------------     ------------------
Net Assets:
Class A Shares                                   $22,956,378           $ 17,882,644           $ -             $ 40,839,022
                                                                                          -------------
                                               -----------------      ---------------     -------------
Class B Shares                                   $17,561,748           $ 19,332,593           $ -             $ 36,894,341
                                               -----------------      ---------------     -------------
                                               -----------------      ---------------     -------------
Class C Shares                                    $3,309,210           $ 2,315,059            $ -              $ 5,624,269
                                               -----------------      ---------------     -------------
Shares Outstanding:
Class A Shares                                    1,741,544             1,158,105          (254,732)   (a)      2,644,917
                                               -----------------      ---------------     -------------
Class B Shares                                    1,353,329             1,298,024          (173,897)   (a)      2,477,456
                                               -----------------      ---------------     -------------
                                               -----------------      ---------------     -------------
Class C Shares                                     254,751               155,146            (32,954)   (a)       376,943
                                               -----------------      ---------------     -------------
Net Asset Value Per Share
Class A Shares                                      $13.18               $ 15.44              $ -                $ 15.44
                                               -----------------      ---------------     -------------     ------------------
Class B Shares                                      $12.98               $ 14.89              $ -                $ 14.89
                                               -----------------      ---------------     -------------     ------------------
                                               -----------------      ---------------     -------------     ------------------
Class C Shares                                      $12.99               $ 14.92              $ -                $ 14.92
                                               -----------------      ---------------     -------------     ------------------
Offering Price Per Share
Class A Shares                          *           $13.95               $ 16.34              $ -                $ 16.34
                                               -----------------      ---------------     -------------     ------------------
Class B Shares                                      $12.98               $ 14.89              $ -                $ 14.89
                                               -----------------      ---------------     -------------     ------------------
                                               -----------------      ---------------     -------------     ------------------
Class C Shares                          **         $ 13.12               $ 15.07              $ -                $ 15.07
                                               -----------------      ---------------     -------------     ------------------
Redemption Proceeds Per Share
Class A Shares                                     $ 13.18               $ 15.44              $ -                $ 15.44
                                               -----------------      ---------------     -------------     ------------------
Class B Shares                          ***        $ 12.27               $ 14.07              $ -                $ 14.07
                                               -----------------      ---------------     -------------     ------------------
                                               -----------------      ---------------     -------------     ------------------
Class C Shares                          ****       $ 12.86               $ 14.77              $ -                $ 14.77
                                               -----------------      ---------------     -------------     ------------------

Investments, at identified cost                  $ 33,656,125          $ 34,788,243           $ -             $ 68,444,368
----------------------------------------       -----------------      ---------------     -------------     ------------------
Investments in affiliated issuers                    $ -               $ 3,982,088            $ -              $ 3,982,088
----------------------------------------       -----------------      ---------------     -------------     ------------------

See "What Do Shares Cost?" in the Prospectus.

* Computation of offering price per share 100/94.5 of net asset value. **
Computation of offering price per share 100/99.0 of net asset value. ***
Computation of redemption price per share 94.5/100 of net asset value. ****
Computation of redemption price per share 99/100 of net asset value. (a)
Adjustment to reflect share balance as a result of the combination.
(See Notes to Pro Forma Financial Statements)





                                 Federated Global Value Fund
                              Federated International Value Fund
                         Pro Forma Combining Statements of Operations
                           Year Ended November 30, 2003 (Unaudited)

                                                                                        Federated            Federated
                                                                                        International        International
                                              Federated                 Federated       Value Fund           Value Fund
                                                Global                International     Pro Forma            Pro Forma
                                              Value Fund                Value Fund      Adjustment           Combined
                                           -------------------------------------------------------------------------------------

Investment Income:
Dividends                                      $718,071     (1) (2)  $833,727  (3) (4)        -                  1,551,798
Expenses:                                                                                                            -
Investment adviser fee                         401,377               403,582               28,617       (a)       833,576
Administrative personnel and services          188,662               188,666              (147,328)     (b)       230,000
fee
Custodian fees                                  15,629                11,458              (15,629)      (c)        11,458
Transfer and dividend disbursing agent
fees and expenses                              158,951               122,811              (158,951)     (d)       122,811
Directors'/Trustees' fees                       1,514                 1,486                (1,514)      (e)        1,486
Auditing fees                                   18,060                18,060              (18,060)      (f)        18,060
Legal fees                                      6,363                 5,862                (6,363)      (g)        5,862
Portfolio accounting fees                       78,615                78,568              (78,615)      (h)        78,568
Distribution services fee - Class B            119,674               139,899               17,135       (i)       276,708
Shares
Distribution services fee - Class C             22,665                19,126                 391        (j)        42,182
Shares
Shareholder services fee - Class A              52,898                47,887                1,313       (k)       102,098
Shares
Shareholder services fee - Class B              39,891                46,633                5,712       (l)        92,236
Shares
Shareholder services fee - Class C              7,555                 6,375                  131        (m)        14,061
Shares
Share registration costs                        32,304                38,267              (32,304)      (n)        38,267
Printing and postage                            43,123                39,150              (43,123)      (o)        39,150
Insurance premiums                              7,507                 7,496                (7,507)      (p)        7,496
Taxes                                           2,959                 3,089                (2,959)      (q)        3,089
Interest expense                                 230                   406                  (230)       (r)         406
Miscellaneous                                   2,737                 2,564                (2,737)      (s)        2,564
                                           -----------------        -----------        ----------------
                                                                                       ----------------      -------------------
Total expenses                                1,200,714             1,181,385             (462,021)              1,920,078
                                           -----------------        -----------        ----------------      -------------------
                                                                                                             -------------------
Waivers and Reimbursement --
Waiver/reimbursement of investment            (225,910)               (200)                226,110      (t)          -
adviser fee
Waiver of administrative personnel and          (3,662)               (3,666)              (468,125)      (u)     (475,453)
services fee
Waiver f transfer and dividend                     -                   (454)                  454         (v)         -
disbursing agent fees
and expenses
                                            -----------------        -----------        -----------------      -----------------
Total Waivers and Reimbursements               (229,572)              (4,320)              (241,561)              (475,453)
                                            -----------------        -----------        -----------------      -----------------
Net Expenses                                    971,142              1,177,065             (703,582)              1,444,625
                                            -----------------        -----------        -----------------
                                                                                                               -----------------
Net investment income                          $253,071)             $(343,338)            $ 703,582              $ 107,173
                                            -----------------        -----------        -----------------      -----------------
Realized and Unrealized Loss on
Investments:
Net realized loss on investments and            (42,354)             3,567,491                 -                  3,525,137
foreign currency transactions
                                            -----------------        -----------        -----------------      -----------------
Net change in unrealized appreciation          7,469,914             3,163,866                 -                  10,633,780
of investments and translation of
assets and translation of assets and
liabilites in foreign currency
                                            -----------------        -----------        -----------------      -----------------
Net realized and unrealized gain               7,427,560             6,731,357                 -                  14,158,917
(loss) on investments
                                            -----------------        -----------        -----------------      -----------------
                                                                                        -----------------
Change in net assets resulting from           $ 7,174,489            $                     $ 703,582             $ 14,266,090
operations                                                           6,388,019
                                            -----------------        -----------        -----------------      -----------------
Waiver of administrative personnel             (3,662)               (3,666)              (468,125)      (u)      (475,453)
and services fee
Waiver f transfer and dividend                    -                   (454)                  454         (v)          -
disbursing agent fees
and expenses
                                           -----------------        -----------        -----------------       -----------------
Total Waivers and Reimbursements              (229,572)              (4,320)              (241,561)               (475,453)
                                           -----------------        -----------        -----------------       -----------------
Net Expenses                                   971,142              1,177,065             (703,582)               1,444,625
                                           -----------------        -----------        -----------------
                                                                                                               -----------------
Net investment income                         $253,071)             $(343,338)            $ 703,582               $ 107,173
                                           -----------------        -----------        -----------------       -----------------
Realized and Unrealized Loss on
Investments:
Net realized loss on investments and           (42,354)             3,567,491                 -                   3,525,137
foreign currency transactions
                                           -----------------        -----------        -----------------       -----------------
Net change in unrealized appreciation         7,469,914             3,163,866                 -                   10,633,780
of investments and translation of
assets and translation of assets and
liabilities in foreign currency
                                           -----------------        -----------        -----------------       -----------------
Net realized and unrealized gain              7,427,560             6,731,357                 -                   14,158,917
(loss) on investments
                                           -----------------        -----------        -----------------       -----------------
                                                                                       -----------------
Change in net assets resulting from          $ 7,174,489            $6,388,019           $ 703,582              $ 14,266,090
operations                                 -----------------        -----------        -----------------       -----------------





1 Including $8,655 received from affiliated issuer 2 Net of foreign taxes withheld of $34,267 3 Including $13,592 received from affiliated issuers 4 Net of foreign taxes withheld of $33,812 (See Legend to Pro Forma Adjustments on the following page) (See Notes to Pro Forma Financial Statements)







                                 Federated Global Value Fund
                              Federated International Value Fund
                    Notes to Pro Forma Combining Statements of Operations
                                 Year Ended November 30, 2003


(a) Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser") receives for its services an annual investment advisory fee equal to 1.00% of the Funds' average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.
(b) Federated Administrative Services ("FAS"), provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds. FAS may voluntarily choose to waive the fee and can modify or terminate its voluntary waiver at its sole discretion.
(c) Adjustment to reflect the custodian fees reduction due to the combining of two portfolios into one. (d) Federated Services Company ("FServ") through its subsidiary, Federated Shareholder
    Services Company, served as transfer and dividend disbursing agent for the Funds. The fee paid to FServ was based on the number of share classes and accounts per fund and the level of average aggregate net assets of the Fund for the period. The adjustment is due to the combining of two portfolios into one.
(e) Adjustment to reflect the directors' fee reduction due to the combining of two portfolios into one. (f) Adjustment to reflect the auditing fee reduction due to the combining of two portfolios into one.
(g) Adjustment to reflect the legal fee reduction due to the combining of two portfolios into one. (h) FServ provided the Fund with certain fund accounting services. The fee paid to SSB is based on the level of average aggregate net assets of the Funds for the period, plus out-of-pocket expenses. The adjustment is due to the combining of two portfolios into one.
(i) Adjustment to reflect Class B Shares distribution services fee after combination. (j) Adjustment to reflect Class C Shares distribution services fee after combination. (k) Adjustment to reflect Class A Shares shareholder services fee after combination. (l) Adjustment to reflect Class B Shares shareholder services fee after combination. (m) Adjustment to reflect Class C Shares shareholder services fee after combination. (n) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.
(o) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.
(p) Insurance expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one. (q) Tax expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.
(r) Interest expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one. (s) Miscellaneous expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.
(t) Adjustment to reflect waiver of investment adviser fee, which is no longer applicable. (u) Adjustment to reflect reduction of waiver of administrative fees. (v) Adjustment to reflect reduction of waiver of transfer and dividend disbursing agent fee which is no longer applicable.










                           FEDERATED WORLD INVESTMENT SERIES, INC.

                                 Federated Global Value Fund



Investment Adviser
FEDERATED GLOBAL INVESTMENT
MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779




































Federated World Investment Series, Inc.
Federated European Equity Fund

Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated World Investment Series, Inc., will hold a special meeting of shareholders of Federated European Equity Fund (the "Fund") on October 22, 2004. It is important for you to vote on the issue described in this Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanations will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

You may vote by telephone at the toll-free number shown on your ballot, or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed proxy card. If you:

1. choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your proxy card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?

The proposed reorganization of Federated European Equity Fund into Federated International Capital Appreciation Fund.

Why is the Reorganization being proposed?



For the reasons discussed in the enclosed proxy, the Board of Directors and the investment adviser believe that the Reorganization is in the best interest of Federated European Equity Fund and its shareholders.



How will the Reorganization affect my investment?

o    The investment objective will remain substantially the same.

o The cash value of your investment will not change. You will receive shares of Federated International Capital Appreciation Fund with a total dollar value equal to the total dollar value of Federated European Equity Fund shares that you own at the time of the Reorganization. o The Reorganization will be a tax-free transaction.

Who do I call if I have questions about the Prospectus/Proxy Statement?

Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.


------------------------------------------------------------------------------
  After careful consideration, the Board of Directors has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote for the proposal.
-------------------------------------------------------------------------------

























                     FEDERATED WORLD INVESTMENT SERIES, INC.

                         FEDERATED EUROPEAN EQUITY FUND


                  NOTICE OF SPECIAL MEETING OF OCTOBER 22, 2004


     TO SHAREHOLDERS OF FEDERATED EUROPEAN EQUITY FUND, A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.: A special meeting of the shareholders of Federated European Equity Fund (the "European Equity Fund"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on October 22, 2004, for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated International Capital Appreciation Fund (the "International Capital Appreciation Fund") would acquire all of the assets of the European Equity Fund in exchange for Class A, B and C Shares of the International Capital Appreciation Fund to be distributed pro rata by the European Equity Fund to holders of its Class A, B and C Shares, in complete liquidation and termination of the European Equity Fund; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.



The Board of Directors has fixed August 23, 2004 as the record date for determination of shareholders entitled to vote at the meeting.

                                        By Order of the Board of Directors,




                                        John W. McGonigle
                                        Secretary


August 25, 2004


------------------------------------------------------------------------------

YOU CAN HELP THE CORPORATION AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------





                           PROSPECTUS/PROXY STATEMENT

                                 AUGUST 25, 2004

                          Acquisition of the assets of

                         FEDERATED EUROPEAN EQUITY FUND
             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

                        By and in exchange for Shares of

                FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

     This Prospectus/Proxy Statement describes the proposal for Federated European Equity Fund (the "European Equity Fund") to transfer all of its assets to Federated International Capital Appreciation Fund (the "International Capital Appreciation Fund"), in exchange for shares of the International Capital Appreciation Fund (the "Reorganization"). International Capital Appreciation Fund Shares will be distributed pro rata by the European Equity Fund to its shareholders in complete liquidation and dissolution of the European Equity Fund. As a result of the Reorganization, each owner of Class A, B or C shares of the European Equity Fund will become the owner of Class A, B or C Shares of the International Capital Appreciation Fund, respectively, having a total net asset value equal to the total net asset value of his or her holdings in the European Equity Fund on the date of the Reorganization (the "Closing Date").

     The investment objectives of the International Capital Appreciation Fund and the European Equity Fund (collectively referred to as the "Funds") are to provide long-term growth of capital. The International Capital Appreciation Fund pursues its investment objective by investing primarily in foreign equity securities from both developed and emerging market countries. The European Equity Fund pursues its investment objective by investing primarily in equity securities of European companies. Each Fund's portfolio is managed using a blend of growth and value investment styles. In the growth style, Federated Global Investment Management Corp. (the "Adviser") seeks to purchase stocks of companies that it expects will rapidly increase earnings or cash flows in the future. In the value style, the Adviser seeks to purchase stocks of undervalued stocks that may significantly increase in price as the market recognizes the company's true value.



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     For a comparison of the investment policies of the Funds, see "Summary -- Comparison of Investment Objectives and Policies." Information concerning Class A, B and C Shares of the International Capital Appreciation Fund, as compared to Class A, B and C Shares of the European Equity Fund, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information About the Reorganization -- Description of International Capital Appreciation Fund Shares and Capitalization."

     This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the International Capital Appreciation Fund, dated January 31, 2004, which is incorporated herein by reference. A Prospectus and a Statement of Additional Information of the European Equity Fund dated January 31, 2004, as well as a Statement of Additional Information of the International Capital Appreciation Fund dated January 31, 2004 (relating to this Prospectus/Proxy Statement) containing additional information have been filed by Federated World Investment Series, Inc. ("Corporation") with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. Further information about the International Capital Appreciation Fund's performance is contained in the International Capital Appreciation Fund's Annual Report for its fiscal year ended November 30, 2003 and Semi Annual Report dated May 31, 2004, which are incorporated herein by reference. Copies of these materials, Annual and Semi Annual Reports for European Equity Fund and other information about the International Capital Appreciation Fund may be obtained without charge by writing or by calling the Corporation at the address and telephone number shown on the previous page.

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

     SHARES OF THE INTERNATIONAL CAPITAL APPRECIATION FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE INTERNATIONAL CAPITAL APPRECIATION FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE INTERNATIONAL CAPITAL APPRECIATION FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.





TABLE OF CONTENTS
SUMMARY                                                                      1
REASONS FOR THE PROPOSED REORGANIZATION                                      1
Comparison of Investment Objectives and Policies                             3
Comparison of Risks                                                          4
Comparative Fee Tables                                                       5
Comparison of Potential Risks and Rewards: Performance Information          14
Average Annual Total Return Tables                                          16
Purchase, Redemption and Exchange Procedures; Dividends and Distributions   17
Service Fees, Advisory Fees and Expense Ratios                              18
INFORMATION ABOUT THE REORGANIZATION                                        21
Description of International Capital Appreciation Fund Shares and
Capitalization                                                              22
Federal Income Tax Consequences                                             23
Comparative Information on Shareholder Rights and Obligations               23
INFORMATION ABOUT INTERNATIONAL CAPITAL APPRECIATION FUND AND
EUROPEAN EQUITY FUND                                                        24
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY                28
AGREEMENT AND PLAN OF REORGANIZATION                                       A-1



                                     SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information of the European Equity Fund, both dated January 31, 2004, the Prospectus and Statement of Additional Information of the International Capital Appreciation Fund, both dated January 31, 2004, the Statement of Additional Information dated August 25, 2004 (relating to this Prospectus/Proxy Statement) and the Agreement and Plan of
Reorganization (the "Plan"). A copy of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. The prospectus of the International Capital Appreciation Fund accompanies this Prospectus/Proxy Statement.

                     REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Directors of the Corporation ("Board") has determined that a combination of the European Equity Fund with the International Capital Appreciation Fund is the best course of action for the European Equity Fund's shareholders because, after eight years of operation, the European Equity Fund has not grown to a viable size. The European Equity Fund's net assets reached a calendar year end high in 2000 of $83.6 million. However, as of May 31, 2004, the European Equity Fund's net assets had steadily declined to reach $20.5 million. At the Fund's present size, the fixed expenses of operating the Fund relative to the Fund's net assets are too high for shares of the Fund to be saleable without the Adviser's waiver of its investment advisory fee and/or reimbursement of Fund operating expenses. The Fund's distributor, Federated Securities Corp., (the "Distributor") has advised the Board that it does not believe it can significantly increase sales of Fund shares in the future. The Adviser of the Fund has advised the Board that is unwilling to continue to waive its fee and reimburse the Fund's operating expenses.

     The following table shows net sales of the European Equity Fund shares for the past five calendar years and the Fund's net assets for the past five calendar years.



---------------------------- -------------- ------------- ------------- ------------ ---------- ---------------
European Equity Fund             1999           2000         2001          2002        2003     Year to Date
                                                                                                at 5/31/2004
---------------------------- -------------- ------------- ------------- ------------ ---------- ---------------
---------------------------- -------------- ------------- ------------- ------------ ---------- ---------------
Net Sales of Fund Shares        $ (0.2)         $20          $(20)         $(11)       $(8)          $(2)
                                million       million       million       million     million      million
---------------------------- -------------- ------------- ------------- ------------ ---------- ---------------
---------------------------- -------------- ------------- ------------- ------------ ---------- ---------------
Fund Net Assets                  $75.5         $83.6         $42.9         $23.8       $23.0        $20.5
                                million       million       million       million     million      million
---------------------------- -------------- ------------- ------------- ------------ ---------- ---------------

        By contrast the following table shows net sales of the International
Capital Appreciation Fund shares for the past five calendar years and the Fund's net assets for the past five calendar years.
---------------------------- ------------- ------------ ------------- ----------- -------------- --------------
International Capital            1999         2000         2001         2002          2003         Year to
Appreciation Fund                                                                                  Date at
                                                                                                  5/31/2004
---------------------------- ------------- ------------ ------------- ----------- -------------- --------------
---------------------------- ------------- ------------ ------------- ----------- -------------- --------------
Net Sales of Fund Shares     $15           $18          $(11)         $25         $18            $15
                             million       million      million       million     million        million
---------------------------- ------------- ------------ ------------- ----------- -------------- --------------
---------------------------- ------------- ------------ ------------- ----------- -------------- --------------
Fund Net Assets              $65.5         $61.8        $36.2         $57.6       $95.7          $110.0
                             million       million      million       million     million        million
---------------------------- ------------- ------------ ------------- ----------- -------------- --------------


     As the tables show, the Distributor has been able to increase the net assets of the International Capital Appreciation Fund but has been unable to do so with regard to the European Equity Fund. The Distributor has advised the Board that it believes it can continue to increase the sales of shares of the International Capital Appreciation Fund.

     Both the European Equity Fund and the International Capital Appreciation Fund are managed by the Adviser and invest directly in foreign equity securities. Both Funds invest in companies located in international markets, however, the European Equity Fund primarily focuses on investing in European companies. Both Funds pursue their investment objectives by using a "blend" of growth and value investment styles (although from January 31, 1996 to March 28, 2003 the European Equity Fund used primarily a growth investment style and was named the Federated European Growth Fund). In the growth style the Funds' Adviser seeks to purchase stocks of companies that it expects will rapidly increase earnings or cash flows in the future. In the value style, the Adviser seeks to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value. The primary difference between the two Funds is that the International Capital Appreciation Fund has a broader mandate to invest in other regions of the world such as Asia and in emerging markets, in addition to the European region. The Adviser of each Fund shares the same analytical, trading and other resources and is subject to the same investment process disciplines within the Federated organization.

     Shareholders of the European Equity Fund will continue to receive exposure to European companies after the Reorganization. As of May 31, 2004, the European Equity Fund has approximately 96.9% of its assets invested in companies located in the European region while the International Capital Appreciation Fund had approximately 61%.

        As shown below in the "Comparative Fee Tables," an additional benefit to European Equity Fund shareholders will be the significant reduction in expenses as a result of the Reorganization. While the International Capital Appreciation Fund has a higher management fee than the European Equity Fund, overall expenses charged to European Equity Fund shareholders are expected to decrease as a result of the Reorganization. This is primarily the result of spreading expenses across a larger pool of assets, allowing shareholders to benefit from economies of scale in the form of lower fees and expenses.

     The following table shows the Funds' Average Annual Total Returns, based on net asset value, relative to each Fund's respective benchmark, for the periods ended May 31, 2004.1 The Average Annual Returns of the International Capital Appreciation Fund for the period June 30, 1997 to August 7, 2002 was not necessarily consistent with its subsequent performance because the results reflect the performance of the International Capital Appreciation Fund when it was named the Federated International Growth Fund and was managed in a fund of funds format, pursuant to which the Adviser selected other international equity funds for investment by the Federated International Growth Fund.



----------------------------------------------- ---------------- ------------------- --------------
Individual Share Class Total Return                 1 Year            3 Years           5 Years
Performance as of May 31, 2004
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
European Equity Fund
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
     Class A Shares                                 18.52%            (3.77)%           (2.93)%
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
     Class B Shares                                 17.44%            (4.59)%           (3.69)%
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
     Class C Shares                                 17.59%            (4.49)%           (3.64)%
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
MSCI-Europe                                         28.39%             2.29%             0.37%
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
International Capital Appreciation Fund
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
     Class A Shares                                 27.10%            (1.00)%           (0.62)%
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
     Class B Shares                                 26.28%            (1.77)%           (1.40)%
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
     Class C Shares                                 26.19%            (1.77)%           (1.38)%
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
MSCI All Country World Index                        33.28%             3.14%             1.44%
Free Ex. U.S.
----------------------------------------------- ---------------- ------------------- --------------
----------------------------------------------- ---------------- ------------------- --------------
MSCI-EAFE2                                          32.66%             1.70%             0.39%
----------------------------------------------- ---------------- ------------------- --------------


1 Past performance is no guarantee of future results. Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The International Capital Appreciation Fund changed its name from Federated International Growth Fund to Federated International Capital Appreciation Fund on August 7, 2002. Total returns shown for this period should be compared to the Fund's former benchmark - The Morgan Stanley Capital International Europe, Australasia and Far East Index.

     The Board has voted to recommend the approval of the Plan pursuant to which International Capital Appreciation Fund, a portfolio of the Corporation, would acquire all of the assets of European Equity Fund, also a portfolio of the Corporation, in exchange for Class A, B and C Shares of International Capital Appreciation Fund (the "Exchange"). Immediately following the Exchange, European Equity Fund will distribute the Class A, B and C Shares of International Capital Appreciation Fund to holders of Class A, B and C Shares of European Equity Fund, respectively (the "Distribution"). The Exchange and the Distribution are collectively referred to in this Prospectus/Proxy Statement as the "Reorganization." As a result of the Reorganization, each holder of Class A, B and C Shares of European Equity Fund will become the owner of Class A, B and C Shares of International Capital Appreciation Fund having a total net asset value equal to the total net asset value of his or her holdings of Class A, B and C Shares in European Equity Fund on the Closing Date (as hereinafter defined).



     In considering the proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of the International Capital Appreciation Fund's and the European Equity Fund's investment objectives, policies and limitations; (2) the greater potential long-term viability of the International Capital Appreciation Fund; (3) the fact that the Reorganization provides for continuity of distribution and shareholder servicing arrangements; and (4) that the proposed Reorganization will result in lower fees for the European Equity Fund shareholders as a result of economies of scale achieved by the spreading of operating costs over a larger asset base.

     The Board concluded to recommend that the shareholders of the European Equity Fund vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940, ("1940 Act"), the Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the European Equity Fund's shareholders and that the interests of existing European Equity Fund shareholders would not be diluted as a result of effecting the transaction.

     The Board likewise approved the Reorganization on behalf of the International Capital Appreciation Fund. Pursuant to Rule 17a-8 under the 1940 Act, the Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the International Capital Appreciation Fund's shareholders and that the interests of existing International Capital Appreciation Fund shareholders would not be diluted as a result of effecting the transaction.

     As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or the European Equity Fund's shareholders. The tax basis of the shares of the International Capital Appreciation Fund received by European Equity Fund shareholders will be the same as the tax basis of their shares in the European Equity Fund.

Purchase, Redemption and Exchange Procedures; Dividends and Distributions

     Procedures for the purchase, redemption and exchange of Class A, B and C Shares of the International Capital Appreciation Fund are identical to procedures applicable to the purchase and redemption of Class A, B and C Shares of the European Equity Fund. The dividend and distribution policies of the Funds are also identical. For a complete description, refer to the accompanying Prospectus of the International Capital Appreciation Fund. Any questions may be directed to the International Capital Appreciation Fund at 1-800-341-7400. Comparison of Investment Objectives and Policies Investment objective. The European Equity Fund and the International Capital Appreciation Fund share the same investment objective, which is to provide long-term growth of capital. Investment exposure provided by each Fund. Both Funds invest primarily in securities of foreign companies. However, the International Capital Appreciation Fund primarily invests in both the developed and emerging market countries throughout the world while the European Equity Fund primarily invests in securities issued by European companies. Normally, the European Equity Fund's portfolio consists primarily of equity securities of the larger and more developed countries within Europe (such as the United Kingdom, France, Italy and Germany). However, the European Equity Fund can emphasize investment in a particular country within Europe, including emerging markets, from time to time when conditions in a country or particular opportunities are attractive to the Adviser.



Role of active management. Both the European Equity Fund and the International Capital Appreciation Fund are actively managed. This means that the Adviser's goal is for its stock selection skill to drive each Fund's performance. The Adviser actively manages the European Equity Fund, seeking total returns in excess of a benchmark index, the MSCI-Europe. The Adviser also actively manages the International Capital Appreciation Fund, seeking total returns in excess of the MSCI All Country World Index Free Ex. U.S. Adviser's stock selection process. The Adviser's process for selecting investments combines different analytical and valuation techniques according to investment style. In the growth style, the Adviser seeks to purchase stocks of companies that it expects will rapidly increase earnings or cash flows in the future. The Adviser selects growth stocks through fundamental research and analysis of companies (bottom-up research). While the Adviser also considers the potential impact of economic and market cycles (top-down) in various markets, bottom-up research is the primary driver of stock selection because the Adviser believes this approach provides a greater opportunity for its expertise, experience and skill to create excess returns. The Adviser's key buy criteria for a growth stock include quality of company management, industry leadership, high growth in sales and earnings, and reasonable valuation.

In the value style, the Adviser seeks to purchase undervalued stocks that the Adviser expects may significantly increase in price as the market recognizes the company's true value. The Adviser identifies value stocks by first screening the universe of available stocks to identify those companies with relatively low price/book value or price/earnings ratios, as well as other indicators of relative value, such as dividend yield. After identifying investment candidates, the Adviser performs fundamental research and analysis to select stocks. The Adviser's key buy criteria for a value stock include relatively low market price, quality of company management, industry leadership and presence of a catalyst for higher market valuation.

The Adviser employs a team approach to fundamental analysis. The Adviser continuously seeks to identify the countries, sectors and industries where fundamental analysis is most effective at forecasting returns and then to develop expertise in those areas. Analysts and portfolio managers specialize in different sectors and industries, and then support each other in stock selection. Based on this analytical support, the portfolio manager then independently makes stock selection decisions.

By blending growth and value styles, the Adviser seeks to provide capital appreciation with lower overall portfolio volatility than a portfolio of only growth stocks. The Adviser attempts to manage the risk of relative underperformance of the stocks of growth companies in down markets by seeking to purchase growth stocks at reasonable prices.

While the Adviser does not take concentrated positions in individual stocks, the Adviser may emphasize business sectors or certain countries in the Fund's portfolio because they exhibit stronger growth potential, or the Adviser believes it has greater skill (or fundamental analysis is more effective) in picking stocks in those sectors or countries. Risk management. In both the European Equity Fund and the International Capital Appreciation Fund, the Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. In both Funds, the Adviser attempts to manage the relative risk of underperformance of the stocks of growth companies in down markets by seeking to purchase growth stocks at reasonable prices.

Investment constraints. Neither the European Equity Fund nor the International Capital Appreciation Fund is limited in the portion of its assets that it invests in foreign companies based in either developed markets or in emerging markets. Further, neither Fund is limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. Both Funds may hedge a portion of their currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a Fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. The majority of both Funds' portfolios have not been hedged and have therefore been subject to currency risk, and it anticipated that this will remain the case for the International Capital Appreciation Fund. Comparison of Risks

Both Funds are subject to the risk of general stock market volatility, investing in foreign securities and foreign currency risks. The International Capital Appreciation Fund, however, is subject to emerging market risk and small company risks to a greater extent than the European Equity Fund, while the European Equity Fund is subject to a greater degree to European Monetary Union risks than the International Capital Appreciation Fund.



Comparative Fee Tables

Set forth in the following tables is information regarding the fees and expenses incurred by the Class A, B and C Shares of the European Equity Fund and Class A, B and C Shares of the International Capital Appreciation Fund as of November 30, 2003, and pro forma fees for the International Capital Appreciation Fund for the fiscal year ending November 30, 2004.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Federated International Capital Appreciation Fund Class A Shares, Federated European Equity Fund Class A Shares and Federated International Capital Appreciation Fund Class A Shares Pro Forma Combined.




                                                                                                    Federated
                                                                                                  International
                                                           Federated            Federated            Capital
                                                         International           European          Appreciation
                                                            Capital             Equity             Fund Class A
Shareholder Fees                                         Appreciation              Fund               Shares
                                                         Fund Class A            Class A            Pro Forma
                                                            Shares                Shares             Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on                       5.50%                5.50%               5.50%
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or                     0.00%                0.00%               0.00%
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other Distributions)               None                  None                None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount                    2.00%                2.00%               2.00%
redeemed, if applicable) 1
Exchange Fee                                                 None                  None                None

Annual Fund Operating Expenses (Before
Waivers)2
Expenses That are Deducted From Fund Assets
(as percentage of average net assets)
Management Fee3                                              1.25%                1.00%               1.25%
Distribution (12b-1)  Fee4                                   0.25%                0.25%               0.25%
Shareholder Services Fee                                     0.25%                0.25%               0.25%
Other Expenses5                                              1.15%                2.58%               0.70%
Total Annual Fund Operating Expenses                         2.90%                4.08%               2.45%


1 The redemption fee is imposed upon the redemption of shares within 30 days of purchase.

2    With respect to the Federated International Capital Appreciation Fund Class
     A Shares and  Federated  International  Capital  Appreciation  Fund Class A
     Shares Pro Forma Combined, although not contractually obligated to do so, the adviser, administrator and distributor expect to waive certain amounts.
     These are shown below along with the net expenses the Funds expect to pay for the fiscal year ending November 30, 2004. With respect to the Federated
     European Equity Fund Class A Shares, although not contractually obligated to do so, the adviser, administrator and distributor expects to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2004. The rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Total Waivers of Fund Expenses                               1.25%                1.58%               0.80%
Total Actual Annual Fund Operating Expenses                 1.65%6                2.50%               1.65%6
(after waivers)


3 For the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined, the adviser expects to voluntarily waive a portion of the management fees. The adviser can terminate this anticipated voluntary waiver at any time. The management fees paid by the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined (after the anticipated voluntary waivers) are expected to be 0.32% and 0.77%, respectively, for the fiscal year ending November 30, 2004. For the Federated European Equity Fund, the adviser expects to voluntarily waive its management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Federated European Equity Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending November 30, 2004.

4 For the Class A Shares of the Federated International Capital Appreciation Fund, Federated European Equity Fund and Federated International Capital Appreciation Fund Pro Forma Combined, each Fund has no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending November 30, 2004.

5 For the Class A Shares of the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined, the administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this anticipated voluntary waiver at any time. Total other expenses paid by the Class A Shares of the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined (after the anticipated voluntary waivers) are expected to be 1.08% and 0.65%, respectively, for the fiscal year ending November 30, 2004. For the Federated European Equity Fund Class A Shares, the administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Federated European Equity Fund Class A Shares (after the anticipated voluntary waiver) are expected to be 2.37% for the fiscal year ending November 30, 2004.

6 For the Class A Shares of the Federated International Capital Appreciation Fund, Federated European Equity Fund and Federated International Capital Appreciation Fund Pro Forma Combined, the Actual Annual Fund Operating Expenses (after waivers) were 1.97%, 2.50% and 1.97%, respectively, for the fiscal year ended November 30, 2003.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Federated International Capital Appreciation Fund Class A Shares, Federated European Equity Fund Class A Shares and Federated International Capital Appreciation Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class A Shares operating expenses are before waivers as estimated or shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                      1 Year      3 Years     5 Years     10 Years
Federated International Capital Appreciation Fund
Class A Shares:
Expenses assuming redemption                           $ 827      $ 1,398     $ 1,994     $ 3,596
Expenses assuming no redemption                        $ 827      $ 1,398     $ 1,994     $ 3,596
Federated European Equity Fund Class A Shares:
Expenses assuming redemption                           $ 937      $ 1,723     $ 2,523     $ 4,588
Expenses assuming no redemption                        $ 937      $ 1,723     $ 2,523     $ 4,588
Federated International Capital Appreciation Fund
Class A Shares Pro Forma Combined:
Expenses assuming redemption                           $ 784      $ 1,272     $ 1,784     $ 3,183
Expenses assuming no redemption                        $ 784      $ 1,272     $ 1,784     $ 3,183


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Federated International Capital Appreciation Fund Class B Shares, Federated European Equity Fund Class B Shares and Federated International Capital Appreciation Fund Class B Shares Pro Forma Combined.



                                                                                                  Federated
                                                            Federated                             International
                                                                                 Federated        Capital
                                                            International        European
Shareholder Fees                                            Capital              Equity           Appreciation
                                                                                 Fund             Fund Class B
                                                            Appreciation         Class B          Shares
                                                            Fund                 Shares           Pro Forma
                                                            Class B                               Combined
                                                            Shares


Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases                None                  None                None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption             5.50%                5.50%               5.50%
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions)                             None                  None                None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed,             2.00%                2.00%               2.00%
if applicable) 1
Exchange Fee                                                    None                  None                None

Annual Fund Operating Expenses (Before Waivers)2
Expenses That are Deducted From Fund Assets (as
percentage of average net assets)
Management Fee3                                                 1.25%                1.00%               1.25%
Distribution (12b-1)  Fee                                       0.75%                0.75%               0.75%
Shareholder Services Fee                                        0.25%                0.25%               0.25%
Other Expenses4                                                 1.15%                2.58%               0.70%
Total Annual Fund Operating Expenses5                           3.40%                4.58%               2.95%

1 The redemption fee is imposed upon the redemption of shares within 30 days of purchase.

2    With respect to the Federated International Capital Appreciation Fund Class
     B Shares and  Federated  International  Capital  Appreciation  Fund Class B
     Shares Pro Forma Combined,  although not contractually  obligated to do so, the adviser and  administrator  expect to waive certain amounts.  These are shown below  along with the net  expenses  the Funds  expect to pay for the fiscal  year  ending  November  30,  2004.  With  respect to the  Federated
     European Equity Fund Class B Shares,  although not contractually  obligated to do so, the adviser and  administrator  expect to waive certain  amounts.
     These are shown below along with the net  expenses  the Fund expects to pay for the fiscal year ending  November 30, 2004.  The rate at which  expenses are  accrued  during  the  fiscal  year  may not be  constant  and,  at any
     particular   point,  may  be  greater  or  less  than  the  stated  average percentage.

Total Waivers of Fund Expenses                                  1.00%                1.33%               0.55%
Total Actual Annual Fund Operating Expenses (after             2.40%6                3.25%               2.40%6
waivers) ....................................................


3 For the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined, the adviser expects to voluntarily waive a portion of the management fees. The adviser can terminate this anticipated voluntary waiver at any time. The management fees paid by the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined (after the anticipated voluntary waivers) are expected to be 0.32% and 0.77%, respectively, for the fiscal year ending November 30, 2004. For the Federated European Equity Fund, the adviser expects to voluntarily waive its management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Federated European Equity Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending November 30, 2004.

4 For the Class B Shares of the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined, the administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this anticipated voluntary waiver at any time. Total other expenses paid by the Class B Shares of the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined (after the anticipated voluntary waivers) are expected to be 1.08% and 0.65%, respectively, for the fiscal year ending November 30, 2004. For the Federated European Equity Fund Class B Shares, the administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Federated European Equity Fund Class B Shares (after the anticipated voluntary waiver) are expected to be 2.37% for the fiscal year ending November 30, 2004.

5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

6 For the Class B Shares of the Federated International Capital Appreciation Fund, Federated European Equity Fund and Federated International Capital Appreciation Fund Pro Forma Combined, the Actual Annual Fund Operating Expenses (after waivers) were 2.72%, 3.25% and 2.72%, respectively, for the fiscal year ended November 30, 2003.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Federated International Capital Appreciation Fund Class B Shares, Federated European Equity Fund Class B Shares and Federated International Capital Appreciation Fund Class B Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class B Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class B Shares operating expenses are before waivers as estimated or shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                       1 Year        3 Years       5 Years       10 Years
Federated International Capital Appreciation Fund
Class B Shares:
Expenses assuming redemption                            $ 893        $ 1,445        $ 1,969        $ 3,572
Expenses assuming no redemption                         $ 343        $ 1,045        $ 1,769        $ 3,572
Federated European Equity Fund Class B Shares:
Expenses assuming redemption                            $ 959        $ 1,783        $ 2,514        $ 4,578
Expenses assuming no redemption                         $ 959        $ 1,383        $ 2,314        $ 4,578
Federated International Capital Appreciation Fund
Class B Shares Pro Forma Combined:
Expenses assuming redemption                            $ 848        $ 1,313        $ 1,752        $ 3,154
Expenses assuming no redemption                         $ 298         $ 913         $ 1,552        $ 3,154




FEES AND EXPENSES
------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Federated International Capital Appreciation Fund Class C Shares, Federated European Equity Fund Class C Shares and Federated International Capital Appreciation Fund Class C Shares Pro Forma Combined.




                                                                                                       Federated

                                                            Federated                               International
                                                                                                        Capital
                                                         International          Federated             Appreciation
Shareholder Fees                                             Capital              European            Fund Class C
                                                           Appreciation           Equity                 Shares
                                                           Fund Class C           Fund                 Pro Forma
                                                              Shares              Class C               Combined
                                                                                   Shares
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on                       1.00%                1.00%                 1.00%
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or                     1.00%                1.00%                 1.00%
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                              None                 None                  None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount                    2.00%                2.00%                 2.00%
redeemed, if applicable) 1
Exchange Fee                                                 None                 None                  None

Annual Fund Operating Expenses (Before
Waivers)2
Expenses That are Deducted From Fund Assets
(as percentage of average net assets)
Management Fee3                                              1.25%                1.00%                 1.25%
Distribution (12b-1) Fee                                     0.75%                0.75%                 0.75%
Shareholder Services Fee                                     0.25%                0.25%                 0.25%
Other Expenses4                                              1.15%                2.58%                 0.70%
Total Annual Fund Operating Expenses                         3.40%                4.58%                 2.95%

1 The redemption fee is imposed upon the redemption of shares within 30 days of purchase.

2    With respect to the Federated International Capital Appreciation Fund Class
     C Shares and  Federated  International  Capital  Appreciation  Fund Class C
     Shares Pro Forma Combined,  although not contractually  obligated to do so, the adviser and  administrator  expect to waive certain amounts.  These are shown below  along with the net  expenses  the Funds  expect to pay for the fiscal  year  ending  November  30,  2004.  With  respect to the  Federated
     European Equity Fund Class C Shares,  although not contractually  obligated to do so, the adviser and  administrator  expect to waive certain  amounts.
     These are shown below along with the net  expenses  the Fund expects to pay for the fiscal year ending  November 30, 2004.  The rate at which  expenses are  accrued  during  the  fiscal  year  may not be  constant  and,  at any
     particular   point,  may  be  greater  or  less  than  the  stated  average percentage.

Total Waivers of Fund Expenses                               1.00%                1.33%                 0.55%
Total Actual Annual Fund Operating Expenses                 2.40%5                3.25%                2.40%5
(after waivers)


3 For the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined, the adviser expects to voluntarily waive a portion of the management fees. The adviser can terminate this anticipated voluntary waiver at any time. The management fees paid by the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined (after the anticipated voluntary waivers) are expected to be 0.32% and 0.77%, respectively, for the fiscal year ending November 30, 2004. For the Federated European Equity Fund, the adviser expects to voluntarily waive its management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Federated European Equity Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending November 30, 2004.

4 For the Class C Shares of the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined, the administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this anticipated voluntary waiver at any time. Total other expenses paid by the Class C Shares of the Federated International Capital Appreciation Fund and Federated International Capital Appreciation Fund Pro Forma Combined (after the anticipated voluntary waivers) are expected to be 1.08% and 0.65%, respectively, for the fiscal year ending November 30, 2004. For the Federated European Equity Fund Class C Shares, the administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Federated European Equity Fund Class C Shares (after the anticipated voluntary waiver) are expected to be 2.37% for the fiscal year ending November 30, 2004.

5 For the Class C Shares of the Federated International Capital Appreciation Fund, Federated European Equity Fund and Federated International Capital Appreciation Fund Pro Forma Combined, the Actual Annual Fund Operating Expenses (after waivers) were 2.72%, 3.25% and 2.72%, respectively, for the fiscal year ended November 30, 2003.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Federated International Capital Appreciation Fund Class C Shares, Federated European Equity Fund Class C Shares and Federated International Capital Appreciation Fund Class C Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class C Shares operating expenses are before waivers as estimated or shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                   1 Year   3 Years   5 Years   10 Years
Federated International Capital Appreciation
Fund Class C Shares:
Expenses assuming redemption                        $ 539   $ 1,134    $ 1,852  $ 3,748
Expenses assuming no redemption                     $ 439   $ 1,134    $ 1,852  $ 3,748
Federated European Equity Fund Class C Shares:
Expenses assuming redemption                        $ 654   $ 1,469    $ 2,391  $ 4,731
Expenses assuming no redemption                     $ 554   $ 1,469    $ 2,391  $ 4,731
Federated International Capital Appreciation
Fund Class C Shares Pro Forma Combined:
Expenses assuming redemption                        $ 495   $ 1,003    $ 1,637  $ 3,338
Expenses assuming no redemption                     $ 395   $ 1,003    $ 1,637  $ 3,338



Comparison of Potential Risks and Rewards: Performance Information

     The performance information shown below will help you analyze each Fund's investment risks in light of its historical returns. The bar charts show the variability of each Fund's Class A Shares total returns on a calendar year basis for the years indicated. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Each Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of European Equity Fund as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-50.00%" and increasing in increments of 50.00% up to 150.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2003. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1997 through 2003. The percentages noted are: 17.96%, 21.68%, 27.59%, (13.77) %,
(25.95) %, (21.21) %, and 30.52%, respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

For the period January 25, 1994 to March 28, 2003, the Fund was named the Federated European Growth Fund and was managed primarily using a growth style of investing. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of Federated International Capital Appreciation Fund, as of the calendar year-end for each of four years. The `y' axis reflects the "% Total Return" beginning with "-40.00%" and increasing in increments of 40.00% up to 80.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2003. The light gray shaded chart features four distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1998 through 2003. The percentages noted are: 0.49%, 63.54%, (26.50)%, (25.60)%, (16.06)%, and 36.01%,
respectively.

The total returns shown in the bar charts do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

For the period January 25, 1994 to August 7, 2002, the Fund was named Federated International Growth Fund and was managed in a fund of funds format.

European Equity Fund's Class A Shares total return for the six-month period from January 1, 2004 to June 30, 2004 was (0.95)%.

International Capital Appreciation Fund's Class A Shares total return for the six-month period from January 1, 2004 to June 30, 2004 was 1.65%.

Listed below are the highest and lowest quarterly returns for the International Capital Appreciation Fund and the European Equity Fund for the periods shown in the bar chart above. The Highest and Lowest Quarterly Returns of the Funds for performance prior to March 3, 2003 and August 7, 2002, was not necessarily consistent with its subsequent performance because the results reflect the performance when the European Equity Fund was operated as the European Growth Fund and the International Capital Appreciation Fund was operated as the International Growth Fund.



--------------------------- --- --------------------------------- --- --------------------------------
European Equity Fund            Highest Quarterly Return              Lowest Quarterly Return
--------------------------- --- --------------------------------- --- --------------------------------
--------------------------- --- --------------------------------- --- --------------------------------
Class A Shares                  27.18% (quarter ended December        (23.19)% (quarter September
                                31, 1999)                             30, 2002)
--------------------------- --- --------------------------------- --- --------------------------------
--------------------------- --- --------------------------------- --- --------------------------------
International Capital           Highest Quarterly Return              Lowest Quarterly Return
Appreciation Fund
--------------------------- --- --------------------------------- --- --------------------------------
--------------------------- --- --------------------------------- --- --------------------------------
Class A Shares                  33.68% (quarter ended December        (21.16)% (quarter ended
                                31, 1999)                             September 30, 2001)
--------------------------- --- --------------------------------- --- --------------------------------


Average Annual Total Return Tables

     The Average Annual Total Returns for each Fund's Shares are reduced to reflect applicable sales charges. Remember, you will not be charged any sales charges in connection with the reorganization of the European Equity Fund into the International Capital Appreciation Fund. Returns Before Taxes are shown for all Classes of each Fund. In addition Return After Taxes is shown for each Fund's Class A Shares to illustrate the effect of federal taxes on each Fund's returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI-Europe and the MSCI-ACWI Free Ex. U.S., both broad-based market indexes.

Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in a Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index.






                                                  1 Year          5 Years                    Start of
(For the periods ended December 31, 2003)                                                    Performance 1
European Equity Fund 2
Class A Shares:
Return Before Taxes                               23.30%             (4.56)%                   4.18%
Return After Taxes on Distributions3              23.30%             (5.16)%                   3.36%

Return After Taxes on Distributions and                            -------------
Sale of Fund Shares3                              15.14%          -  (3.98)%                   3.30%
Class B Shares:
Return Before Taxes                               23.79%             (4.58)%                   4.12%
Class C Shares:
Return Before Taxes                               26.99%             (4.38)%                   3.98%
MSCI-Europe                                       38.54%             (0.77)%                   8.10%

(For the periods ended December 31, 2003)                          -------------
------------------------------------------
                                                                     5 Years                  Start of
International Capital Appreciation Fund           1 Year          -                         Performance4
Class A Shares:
Return Before Taxes                               28.57%             (0.71)%                  (2.55)%
Return After Taxes on Distributions3              28.57%             (1.03)%                  (2.88)%

Return After Taxes on Distributions and                            -------------
Sale of Fund Shares3                              18.57%          -  (0.76)%                  (2.31)%
Class B Shares:
Return Before Taxes                               29.38%             (0.76)%                  (2.46)%
Class C Shares:
Return Before Taxes                               32.45%             (0.56)%                  (2.56)%
MSCI-ACWI Free Ex. U.S.                           37.50%             (0.55)%                  (0.44)%

----------------------------------------------------------------------------------------------


1. The European Equity Fund's Class A, Class B and Class C Shares start of performance dates was February 28, 1996.

2. Prior to March 28, 2003, the European Equity Fund's name was Federated European Growth Fund.

3. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in a Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B Shares and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

4. The International Capital Appreciation Fund's Class A, Class B and Class C Shares start of performance date was July 1, 1997.

FINANCIAL HIGHLIGHTS

     This information for the years ended November 30, 1999 through November 30, 2003 has been audited by Ernst & Young LLP, an Independent Registered Public Accounting Firm.

   FINANCIAL HIGHLIGHTS--CLASS A SHARES
   (For a Share Outstanding Throughout Each Period)



                                   Six Months
                                      Ended
                                   (unaudited)
                                    5/31/2004


                                                         2003         2002        2001       2000        1999
Net Asset Value, Beginning of             $7.98          $6.36       $7.29        $9.68     $12.35       $8.38
Period

Income From Investment Operations:
Net investment income (loss)              0.04 1        0.02 1       (0.10)      (0.06)      0.58        0.07
                                                                       1            1
Net realized and unrealized gain           0.47          1.60        (0.83)      (2.32)     (2.69)       3.96
(loss) on investments and foreign
currency transactions
  TOTAL FROM INVESTMENT OPERATIONS                       1.62        (0.93)      (2.38)     (2.11)       4.03

Less Distributions:
Distributions from net investment           --              --           --         (0.01)     (0.56)      (0.06)
income
Net Asset Value, End of Period            $8.49          $7.98       $6.36        $7.29      $9.68      $12.35
Total Return2                             6.39%         25.47%3      (12.76)%    (24.64)%   (18.33)%    48.44%


Ratios to Average Net Assets:
Expenses                                  1.65%4         1.97%       1.72%        0.75%      0.15%       0.07%
Net investment income (loss)              0.82%4        (0.25)%      (1.36)%     (0.67)%     3.99%       0.65%
Expense waiver/reimbursement5             0.58%4         0.71%       0.44%        0.61%      0.85%       1.49%

Supplemental Data:
Net assets, end of period (000           $84,100        $66,281      $38,529     $22,654    $40,432     $39,386
omitted)
Portfolio turnover                        0.73%          227%         247%         32%        11%         12%
Redemption fees consisted of the
following per share amounts            ------------ --- ------- ---- ------ ---- ------- -- ------- --- -------
                                          $0.00            --           --            --          --           --

    1   Per share information is based on average shares outstanding.
    2   Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
    3   During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total return. (Note 7)
    4   Computed on an annualized basis.
    5   This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

    See Notes which are an integral part of the Financial Statements






    FINANCIAL HIGHLIGHTS--CLASS B SHARES
    (For a Share Outstanding Throughout Each Period)

                                               Six Months
---------------------------------------           Ended
                                               (unaudited)                     Year Ended November 30,
                                                5/31/2004

                                                               2003       2002       2001         2000         1999
Net Asset Value, Beginning of Period              $7.70        $6.20      $7.15      $9.56       $12.24       $8.31

Income From Investment Operations:
Net investment income (loss)                    (0.00)1,2     (0.03)1    (0.15)1    (0.12)1       0.47       (0.00) 2
Net realized and unrealized gain                  0.47         1.53      (0.80)     (2.29)       (2.66)        3.93
(loss) on investments and foreign
currency transactions
  TOTAL FROM INVESTMENT OPERATIONS                0.47         1.50      (0.95)     (2.41)       (2.19)        3.93

Less Distributions:
Distributions from net investment                   --            --          --          --         (0.49)      (0.00) 2
income
Net Asset Value, End of Period                    $8.17        $7.70      $6.20      $7.15        $9.56       $12.24
Total Return3                                     6.10%       24.19%4   (13.29)%    (25.21)%    (19.00)%      47.33%


Ratios to Average Net Assets:
Expenses                                         2.40%5        2.72%      2.47%      1.50%        0.90%       0.82%
Net investment income (loss)                    (0.01)%5      (0.53)%    (2.11)%    (1.42)%       2.84%      (0.10)%
Expense waiver/reimbursement6                    0.58%5        0.71%      0.44%      0.61%        0.85%       1.49%

Supplemental Data:
Net assets, end of period (000 omitted)          $18,934      $16,995    $16,326    $8,950       $14,480     $12,317
Portfolio turnover                                 73%         227%       247%        32%          11%         12%

----------------------------------------------------------------------------------------------
1       Per share information is based on average shares outstanding.
2       Represents less than $0.01.
3       Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
    4   During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total return. (Note 7)
5       Computed on an annualized basis.
6       This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

    See Notes which are an integral part of the Financial Statements






    FINANCIAL HIGHLIGHTS--CLASS C SHARES
    (For a Share Outstanding Throughout Each Period)

                                   Six Months
                                      Ended
                                   (unaudited)
                                    5/31/2004
                                                              2003       2002      2001      2000      1999
Net Asset Value, Beginning of Period           $7.72         $6.21      $7.17      $9.59    $12.28    $8.33

Income From Investment Operations:
Net investment income (loss)                  0.01 1        (0.04)     (0.15)     (0.12)     0.47     (0.00)
                                                               1          1          1                  2
Net realized and unrealized gain (loss)        0.46           1.55      (0.81)    (2.30)    (2.65)     3.95
on investments and foreign currency
transactions
  TOTAL FROM INVESTMENT OPERATIONS             0.47           1.51      (0.96)    (2.42)    (2.18)     3.95

Less Distributions:
Distributions from net investment income         --             --          --          --      (0.51)    (0.00)
                                                                                                        2
Net Asset Value, End of Period                 $8.19         $7.72      $6.21      $7.17     $9.59    $12.28
Total Return3                                  6.09%         24.32%    (13.39)%   (25.23)%  (18.95)%  47.45%


Ratios to Average Net Assets:
Expenses                                       2.40%     5   2.72%      2.47%      1.50%     0.90%    0.82%
Net investment income (loss)                   0.12%     5  (0.54)%    (2.14)%    (1.42)%    1.87%    (0.10)%
Expense waiver/reimbursement6                  0.58%     5   0.71%      0.44%      0.61%     0.85%    1.49%

Supplemental Data:
Net assets, end of period (000 omitted)       $6,923         $4,721     $3,812    $2,583    $4,234    $2,284
Portfolio turnover                              73%           227%       247%       32%       11%      12%


-----------------------------------------------------------------------------
1       Per share information is based on average shares outstanding.
2       Represents less than $0.01.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
    4 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total return. (Note 7)
    5   Computed on an annualized basis.
    6 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

    See Notes which are an integral part of the Financial Statements

Service Fees, Advisory Fees and Expense Ratios
        The maximum annual investment advisory fee for the International Capital Appreciation Fund is 1.25% of average daily net assets. The maximum annual investment advisory fee for the European Equity Fund is 1.00% of average daily net assets. The shareholder servicing fee of 0.25% for the Funds is identical.
        For its fiscal year ending November 30, 2004, the International Capital Appreciation Fund's projected ratio of expenses to average daily net assets is 1.65% for Class A Shares, and 2.40% for both Class B Shares and Class C Shares. Absent voluntary waivers and reimbursement, the projected ratio of expenses to average daily net assets would be 2.90% for Class A Shares and 3.40% for Class B Shares and Class C Shares of the International Capital Appreciation Fund.
        For its fiscal year ending November 30, 2003, the European Equity Fund's expenses actually paid were equivalent to a ratio of expenses to average net assets of 2.50% for Class A Shares, and 3.25% for both Class B Shares and Class C Shares. Absent voluntary waivers and reimbursement, the projected ratio of expenses to average daily net assets would be 3.66% for Class A Shares and 4.16% for both Class B Shares and Class C Shares.
        Both the European Equity Fund and the International Capital Appreciation Fund have the ability to pay a Rule 12b-1 fee. The Rule 12b-1 fee as a percentage of average daily net assets of each Fund is 0.25% for Class A Shares, 0.75% for Class B Shares, and 0.75% for Class C Shares. For the fiscal year ended November 30, 2003, the Funds did not pay or accrue the 12b-1 fee for Class A Shares and the Funds have no present intention of paying or accruing their 12b-1 fee for Class A Shares during the fiscal year ending November 30, 2004.
                      INFORMATION ABOUT THE REORGANIZATION
Comparison of Investment Objectives, Policies and Limitations
        The Funds share the same investment objective, which is to provide long-term growth of capital. The European Equity Fund pursues its investment objective by investing primarily in equity securities of European companies, while the International Capital Appreciation Fund pursues its investment objective by investing primarily in equity securities of companies based in foreign countries.
        The fundamental investment limitations of the International Capital Appreciation Fund and the European Equity Fund are identical. For a more in depth comparison of investment objectives, policies and limitations, see "Comparison of Investment Objectives and Policies." Description of the Plan of Reorganization
        The Plan provides that on or about the Closing Date (presently expected to be on or about October 22, 2004) the International Capital Appreciation Fund will acquire all of the assets of the European Equity Fund in exchange for Class A, B and C Shares of the International Capital Appreciation Fund to be distributed pro rata by the European Equity Fund to holders of its Class A, B and C Shares, respectively, in complete liquidation and termination of the European Equity Fund. Shareholders of the European Equity Fund will become shareholders of the International Capital Appreciation Fund as of 4:00 p.m. (Eastern time) on the Closing Date and will begin accruing dividends on the next day. Shares of the International Capital Appreciation Fund received by European Equity Fund shareholders as part of the Reorganization will not be subject to a sales load.
        Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to the Corporation, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the European Equity Fund prior to the Closing Date by the Corporation if it believes that consummation of the Reorganization would not be in the best interests of the shareholders of either Fund.
        The Adviser will bear the expenses related to the Reorganization. Such expenses include, but are not limited to: legal fees; registration fees; transfer taxes (if any); the fees of banks and transfer agents; and the costs of preparing, printing, copying, and mailing proxy solicitation materials to the European Equity Fund's shareholders and the costs of holding the special meeting of shareholders.
        The foregoing brief summary of the Plan entered into between the International Capital Appreciation Fund and the European Equity Fund is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.





Description of International Capital Appreciation Fund Shares and Capitalization

     Class A, B and C Shares of the International Capital Appreciation Fund to be issued to shareholders of the European Equity Fund under the Plan will be fully paid and non-assessable when issued, transferable without restrictions and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the International Capital Appreciation Fund provided herewith for additional information about Class A, B and C Shares of the International Capital Appreciation Fund.

     The following tables show the capitalization of the International Capital Appreciation Fund and the European Equity Fund as of July 15, 2004, and on a pro forma basis as of that date:



------------------------ -- ------------------ ------------------- - -------------------
                                Federated          Federated             Federated
                             European Equity     International         International
                                  Fund              Capital               Capital
                                 Class A       Appreciation Fund        Appreciation
                                 Shares          Class A Shares        Class A Shares
                                                                     Pro Forma Combined
------------------------ -- ------------------ ------------------- - -------------------
------------------------ -- ------------------ ------------------- - -------------------
      Net Assets               $5,722,622         $83,382,995           $89,105,617
------------------------ -- ------------------ ------------------- - -------------------
------------------------ -- ------------------ ------------------- - -------------------
  Net Asset Value Per
         Share                   $11.28              $8.34                 $8.34
------------------------ -- ------------------ ------------------- - -------------------
------------------------ -- ------------------ ------------------- - -------------------
  Shares Outstanding             507,239           9,998,251             10,684,417
------------------------ -- ------------------ ------------------- - -------------------
------------------------ -- ------------------ ------------------- - -------------------
 Total Assets (at Fund
        Level)                 $30,555,683        $112,594,385          $143,150,068
------------------------ -- ------------------ ------------------- - -------------------

------------------------- - ------------------ ------------------- - --------------------
                                Federated          Federated              Federated
                             European Equity     International          International
                                  Fund              Capital                Capital
                                 Class B       Appreciation Fund     Appreciation Class
                                 Shares          Class B Shares      B Shares Pro Forma
                                                                          Combined
------------------------- - ------------------ ------------------- - --------------------
------------------------- - ------------------ ------------------- - --------------------
       Net Assets              $7,113,541         $18,203,307            $25,316,848
------------------------- - ------------------ ------------------- - --------------------
------------------------- - ------------------ ------------------- - --------------------
  Net Asset Value Per
         Share                   $10.53              $8.02                  $8.02
------------------------- - ------------------ ------------------- - --------------------
------------------------- - ------------------ ------------------- - --------------------
   Shares Outstanding            675,789           2,270,347              3,157,322
------------------------- - ------------------ ------------------- - --------------------
------------------------- - ------------------ ------------------- - --------------------
 Total Assets (at Fund
         Level)                $30,555,683        $112,594,385          $143,150,068
------------------------- - ------------------ ------------------- - --------------------

------------------------- - ------------------ ------------------- - -------------------
                                Federated          Federated             Federated
                             European Equity     International         International
                                  Fund              Capital               Capital
                                 Class C       Appreciation Fund        Appreciation
                                 Shares          Class C Shares        Class C Shares
                                                                     Pro Forma Combined
------------------------- - ------------------ ------------------- - -------------------
------------------------- - ------------------ ------------------- - -------------------
       Net Assets              $6,522,748          $6,852,521           $13,372,269
------------------------- - ------------------ ------------------- - -------------------
------------------------- - ------------------ ------------------- - -------------------
  Net Asset Value Per
         Share                   $10.51              $8.04                 $8.04
------------------------- - ------------------ ------------------- - -------------------
------------------------- - ------------------ ------------------- - -------------------
   Shares Outstanding            620,553            852,675              1,663,962
------------------------- - ------------------ ------------------- - -------------------
------------------------- - ------------------ ------------------- - -------------------
 Total Assets (at Fund
         Level)                $30,555,683        $112,594,385          $143,150,068
------------------------- - ------------------ ------------------- - -------------------


Federal Income Tax Consequences
        As a condition to the Reorganization, the Corporation will receive an opinion of counsel to the Corporation, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:
o the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and the European Equity Fund and the International Capital Appreciation Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;
o no gain or loss will be recognized by the International Capital Appreciation Fund upon its receipt of the European Equity Fund's assets in exchange for International Capital Appreciation Fund shares;
o no gain or loss will be recognized by the European Equity Fund upon transfer of its assets to the International Capital Appreciation Fund in exchange for International Capital Appreciation Fund shares or upon the distribution of the International Capital Appreciation Fund shares to the European Equity Fund's shareholders in exchange for their European Equity Fund shares;
o no gain or loss will be recognized by shareholders of the European Equity Fund upon exchange of their European Equity Fund shares for International Capital Appreciation Fund shares;
o the tax basis of the assets of the European Equity Fund acquired by the International Capital Appreciation Fund will be the same as the tax basis of such assets to the European Equity Fund immediately prior to the Reorganization;
o the aggregate tax basis of shares of the International Capital Appreciation Fund received by each shareholder of the European Equity Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the European Equity Fund held by such shareholder immediately prior to the Reorganization;
o the holding period of the European Equity Fund's assets in the hands of the International Capital Appreciation Fund will include the period during which those assets were held by the European Equity Fund; and
o the holding period of International Capital Appreciation Fund shares received by each shareholder of the European Equity Fund pursuant to the Plan will include the period during which the European Equity Fund shares exchanged therefore were held by such shareholder, provided the European Equity Fund shares were held as capital assets on the date of the Reorganization.
        The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the International Capital Appreciation Fund, the European Equity Fund or the European Equity Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
        Shareholders of the European Equity Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
Comparative Information on Shareholder Rights and Obligations
        The Corporation is organized as a Maryland corporation pursuant to its Articles of Incorporation dated January 25, 1994. The rights of shareholders of the European Equity Fund and International Capital Appreciation Fund are identical and are set forth in the Articles of Incorporation and the Maryland General Corporation Law. A special meeting of shareholders of either Fund for any permissible purpose is required to be called by the Board upon the written request of the holders of at least 10% of the outstanding shares of the relevant Fund. Shareholders of the Funds are entitled to at least 10 days' notice of any meeting.

     INFORMATION ABOUT INTERNATIONAL CAPITAL APPRECIATION FUND AND EUROPEAN EQUITY FUND

International Capital Appreciation Fund
        Information about the Corporation and the International Capital Appreciation Fund is contained in the International Capital Appreciation Fund's current Prospectus. A copy of the Prospectus is included herewith and incorporated by reference herein. Additional information about the Corporation and the International Capital Appreciation Fund is included in the International Capital Appreciation Fund's Statement of Additional Information dated January 31, 2004, which is incorporated herein by reference. Copies of the Statement of Additional Information, as well as the Statement of Additional Information relating to this Prospectus/Proxy Statement dated August 25, 2004, both of which have been filed with the SEC, may be obtained without charge by contacting the Corporation at 1-800-341-7400 or by writing to the Corporation at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Corporation, on behalf of the International Capital Appreciation Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, the proxy and information statements, and other information filed by the Corporation, on behalf of the International Capital Appreciation Fund, can be obtained by calling or writing the Corporation and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the SEC's Internet Web site (http://www.sec.gov).
        This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Corporation, on behalf of the International Capital Appreciation Fund, with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Corporation, the International Capital Appreciation Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the SEC.
European Equity Fund
        Information about the European Equity Fund may be found in the European Equity Fund's current Prospectus and Statement of Additional Information, both dated January 31, 2004, which are incorporated herein by reference. Copies of the European Equity Fund's Prospectus and Statement of Additional Information may be obtained without charge from the European Equity Fund by calling 1-800-341-7400 or by writing to the European Equity Fund at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge from the Corporation by calling 1-800-341-7400 or by writing to the Corporation at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The European Equity Fund is subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the European Equity Fund can be obtained by calling or writing the European Equity Fund and can also be inspected at the public reference facilities maintained by the SEC at the addresses listed in the previous section.




Legal Proceedings

        Like many other mutual fund companies, in September 2003, Federated Investors, Inc., the parent company of the Federated funds' advisers and distributor (collectively, "Federated"), received detailed requests for information on shareholder trading activities in the Federated funds ("Funds") from the SEC, the New York State Attorney General, and the National Association of Securities Dealers. Since that time, Federated has received additional inquiries from regulatory authorities on these and related matters, and more such inquiries may be received in the future.
        As a result of these inquiries, Federated and the Funds have conducted an internal investigation of the matters raised, which revealed instances in which a few investors were granted exceptions to Federated's internal procedures for limiting frequent transactions and that one of these investors made an additional investment in another Federated fund. The investigation has also identified inadequate procedures which permitted a limited number of investors (including several employees) to engage in undetected frequent trading activities and/or the placement and acceptance of orders to purchase shares of fluctuating net asset value funds after the funds' closing times. Federated has issued a series of press releases describing these matters in greater detail and emphasizing that it is committed to compensating the Funds for any detrimental impact these transactions may have had on them. In that regard, on February 3, 2004, Federated and the independent directors of the Funds announced the establishment by Federated of a restoration fund that is intended to cover any such detrimental impact. The press releases and related communications are available in the "About Us" section of Federated's website www.federatedinvestors.com, and any future press releases on this subject will also be posted there.
        Shortly after Federated's first public announcement concerning the foregoing matters, and notwithstanding Federated's commitment to taking remedial actions, Federated and various Funds were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders.
        Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees, and seeking damages of unspecified amounts.
        The board of the Funds has retained the law firm of Dickstein, Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.



-----------------------------------------------------------------------------
               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
          SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
-----------------------------------------------------------------------------

About the Proxy Solicitation and the Meeting
        Proxies are being solicited by the Board, on behalf of its portfolio, the European Equity Fund. The proxies will be voted at the special meeting of shareholders of the Corporation to be held on October 22, 2004 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").
        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Corporation or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Corporation may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
        The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 8, 2004, to shareholders of record at the close of business on August 23, 2004 (the "Record Date").
        The International Capital Appreciation Fund's annual report, which includes audited financial statements for its fiscal year ended November 30, 2003, was previously mailed to shareholders. The semi-annual reports for the European Equity Fund and the International Capital Appreciation Fund, which contain unaudited financial statements for the periods ended May 31, 2004, were also previously mailed to shareholders. The Corporation will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual reports and/or the semi-annual reports for the International Capital Appreciation Fund and the European Equity Fund. Requests for annual reports or semi-annual reports for the International Capital Appreciation Fund and the European Equity Fund may be made by writing to the Corporation's principal executive offices or by calling the Corporation. The Corporation's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Corporation's toll-free telephone number is 1-800-341-7400.
Proxies, Quorum and Voting at the Special Meeting
        Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Corporation is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.
        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Corporation. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.
        In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the European Equity Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.
        For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.
        If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
        Shareholder approval requires the affirmative vote of more than 50% of the shares of the European Equity Fund entitled to vote.

Share Ownership of the Funds
Officers and Directors of the Corporation own less than 1% of the European Equity Fund's outstanding shares. At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the European Equity Fund: Edward Jones & Co., Maryland Heights, MO, owned approximately 140,173 Shares (31.16%); Charles Schwab & Co. Inc., San Francisco, CA owned approximately 32,754 Shares (7.28%); Edward Jones & Co., Maryland Heights, MO, owned approximately 33,710 Shares (5.12%); Citigroup Global Markets Inc., House Account, New York, NY, owned approximately 47,292.8350 Shares (7.18%); Citigroup Global Markets Inc., House Account, New York, NY, owned approximately 527,919 Shares (85.90%).
Officers and Directors of the Corporation own less than 1% of the International Capital Appreciation Fund's outstanding shares. At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the European Equity Fund:
Edward Jones & Co., Maryland Heights, MO, owned approximately 841,623 Shares (8.43%); Conservative Allocation Fund, State Street Corporation, Boston, MA, owned approximately 799,109 Shares (8.00%); %); Moderate Allocation Fund, State Street Corporation, Boston, MA, owned approximately 1,410,617 Shares (14.13%); Growth Allocation Fund, State Street Bank, Boston, MA, owned approximately 1,050,888 Shares (10.53%); Enterprise Trust and Investment Co., Los Gatos, CA, owned approximately 1,681,286 Shares (16.84%); Edward Jones & Co., Maryland Heights, MO, owned approximately 242,610 Shares (11.16%); MLPF&S for the sole benefit of its customers, Jacksonville, FL, owned approximately 131,911 Shares (15.01%).

Interests of Certain Persons

     The Funds are managed by the Adviser. The Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as Directors of the Corporation.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Corporation is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated World Investment Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Corporation.

------------------------------------------------------------------------------
    SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED
                             IN THE UNITED STATES.
------------------------------------------------------------------------------


                                   By Order of the Board of Directors,



                                   John W. McGonigle
                                   Secretary
August 25, 2004














                                                                       EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 6th day of August, 2004, by and between Federated World Investment Series, Inc., a Maryland corporation, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "Corporation"), with respect to its Federated International Capital Appreciation Fund (the "Acquiring Fund"), a series of the Corporation, and Federated World Investment Series, Inc., on behalf of its portfolio Federated European Equity Fund (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Funds"), also with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares and Class C Shares, $0.001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund to the holders of the Class A Shares, Class B Shares and Class C Shares of the Acquired Fund, respectively, and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Corporation, respectively, and the Corporation is an open-end, registered management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund and the Acquired Fund each are authorized to issue their shares of capital stock;

     WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

  TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES
                      AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of each class of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Class A Shares, Class B Shares and Class C Shares of the Acquired Fund will receive Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

     The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

     1.4 STATE FILINGS. Prior to the Closing Date, the Corporation shall make any filings with the State of Maryland that may be required under the laws of the State of Maryland, effective as of the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

     1.9 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

     1.10 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

Article II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of the Acquiring Fund determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

Article III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing shall occur on or about October 22, 2004, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank & Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street Bank & Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Article IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Corporation, on behalf of the Acquired Fund, represents and warrants to the Corporation, on behalf of the Acquiring Fund, as follows:

a) The Acquired Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

b) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein.

g) The financial statements of the Acquired Fund as of November 30, 2003, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Corporation on behalf of the Acquiring
     Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h) The unaudited financial statements of the Acquired Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Corporation on behalf of the Acquiring
     Fund) fairly reflect the financial condition of the Acquired Fund as of May 31, 2003, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i) Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Corporation on behalf of the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown to be due on such returns and reports have been paid, or, if not paid as of the Closing Date, provision shall have been made for the payment thereof. To the best of the Corporation's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

k) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.
     Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

o) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

p) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Corporation, on behalf of the Acquired Fund, as follows:

a)   The  Acquiring  Fund  is  a  legally  designated,   separate  series  of  a
     corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

b) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)   The current  prospectus  and  statement of  additional  information  of the
     Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transaction contemplated herein.

f) The financial statements of the Acquiring Fund as of November 30, 2003 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g) The unaudited financial statements of the Acquiring Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown to be due on such returns and reports have been paid or, if not paid as of the Closing Date, provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws
     relating  to  or  affecting   creditors'   rights  and  to  general  equity
     principles.

l) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Corporation, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

Article V

                    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, the Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

     5.2 APPROVAL OF SHAREHOLDERS. The Corporation will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Corporation's Treasurer.

     5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.8 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.



Article VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Corporation's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

Article VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Corporation's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Corporation.

Article VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                        ACQUIRING FUND AND ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Corporation's Articles of Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The corporation shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for federal income tax purposes:

a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

        Such opinion shall be based on customary assumptions and such representations as Dickstein Shapiro Morin & Oshinsky LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

Article IX

                                    EXPENSES

        9.1 Federated Investment Management Company or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

Article X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        10.1 The Corporation, on behalf of the Funds, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

        10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

Article XI

                                   TERMINATION

    11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, each Fund may at its option terminate this Agreement at or before the Closing Date due to:

a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c) a determination by the Corporation's Board of Directors that the consummation of the transactions contemplated herein is not in the best interest of either Fund.

    11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquired Fund, the Corporation, or its Directors or officers.

Article XII






                                   AMENDMENTS

        12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation as specifically authorized by its Board of Directors; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

                      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

        13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

        13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                         FEDERATED WORLD INVESTMENT SERIES, INC.
                         on behalf of its portfolio,
                         Federated European Equity Fund

                         /s/ John W. McGonigle, Secretary


                         FEDERATED WORLD INVESTMENT SERIES, INC.
                         on behalf of its portfolio,
                         Federated International Capital Appreciation Fund


                         /s/ J. Christopher Donahue,
President
Cusip 31428U813
Cusip 31428U797
Cusip 31428U789













                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 25, 2004


                          Acquisition of the assets of

                         FEDERATED EUROPEAN EQUITY FUND
                    a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

                        By and in exchange for Shares of

                      FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND

                    a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000


        This Statement of Additional Information dated August 25, 2004, is not a prospectus. A Prospectus/Proxy Statement dated August 25, 2004, related to the above-referenced matter may be obtained from Federated World Investment Series, Inc., on behalf of Federated International Capital Appreciation Fund ("International Capital Appreciation Fund"), Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

G02118-02





TABLE OF CONTENTS


1. Statement of Additional Information of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated January 31, 2004.

2. Statement of Additional Information of Federated European Equity Fund, a portfolio of Federated World Investment Series, Inc., dated January 31, 2004.

3. Financial Statements of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2003.

4. Financial Statements of Federated European Equity Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2003.

5.      Pro Forma Financial Information.



                      INFORMATION INCORPORATED BY REFERENCE

     The Statement of Additional Information of Federated European Equity Fund (the "European Equity Fund"), a portfolio of Federated World Investment Series, Inc. (the "Corporation"), is incorporated by reference to the Corporation's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A (File No. 33-52149), which was filed with the Securities and Exchange Commission ("SEC") on February 2, 2004. A copy may be obtained from the Corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone
Number: 1-800-341-7400.

     The Statement of Additional Information of Federated International Capital Appreciation Fund (the "International Capital Appreciation Fund"), a portfolio of the Corporation, is incorporated by reference to the Corporation's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A (File No. 33-52149), which was filed with the SEC on February 2, 2004. A copy may be obtained from the Corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone Number: 1-800-341-7400.

     The audited financial statements of the European Equity Fund dated November 30, 2003, are incorporated by reference to the Annual Report to Shareholders of the European Equity Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 29, 2004.

     The audited financial statements of the International Capital Appreciation Fund dated November 30, 2003, are incorporated by reference to the Annual Report to Shareholders of the International Capital Appreciation Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 29, 2004.

     The unaudited financial statements of the International Capital Appreciation Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders dated May 31, 2004, which was filed with the SEC pursuant to Section 30(d) of the Investment Company Act of 1940 on July 28, 2004.

     The unaudited financial statements of the European Equity Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders dated May 31, 2004, which was filed with the SEC pursuant to
Section 30(d) of the Investment Company Act of 1940 on July 28, 2004.

     The Pro Forma Financial information of the Acquiring Fund, International Capital Appreciation Fund November 30, 2003, and November 31, 2004, is included herein.


























                         Federated European Equity Fund
                Federated International Capital Appreciation Fund
              Notes to Pro Forma Combining Statements of Operations
                      Semi-Annual Period Ended May 31, 2004


(a) Federated Investment Management Company, the Fund's investment adviser (the "Adviser") receives for its services an annual investment advisory fee equal to 1.25% of the Funds' average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Administrative Services ("FAS"), provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds. FAS may voluntarily choose to waive the fee and can modify or terminate its voluntary waiver at its sole discretion.

(c) Adjustment to reflect the custodian fees reduction due to the combining of two portfolios into one.

(d) Federated Services Company ("FServ") through its subsidiary, Federated Shareholder Services Company, served as transfer and dividend disbursing agent for the Funds. The fee paid to FServ was based on the number of share classes and accounts per fund and the level of average aggregate net assets of the Fund for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the directors' fee reduction due to the combining of two portfolios into one.

(f) Adjustment to reflect the auditing fee reduction due to the combining of two portfolios into one.

(g) Adjustment to reflect the legal fee reduction due to the combining of two portfolios into one.

(h) FServ provides the Fund with certain fund accounting services. The fee paid to FServ is based on the level of average aggregate net assets of the Funds for the period, plus out-of-pocket expenses. The adjustment is due to the combining of two portfolios into one.

(i) Adjustment to reflect Class B Shares distribution services fee after combination.

(j) Adjustment to reflect Class C Shares distribution services fee after combination.

(k) Adjustment to reflect Class A Shares shareholder services fee after combination.

(l) Adjustment to reflect Class B Shares shareholder services fee after combination.

 (m) Adjustment to reflect Class C Shares shareholder services fee after combination.

 (n) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

 (o) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

 (p) Insurance expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

 (q) Taxes are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

 (r) Insurance expense is adjusted to reflect savings to be realized by combining two portfolios into one.

(s) Miscellaneous expense is adjusted to reflect savings to be realized by combining two portfolios into one.

(t) Adjustment to reflect adjustment of waiver/reimbursement of investment adviser fee based on the combined average net assets of funds.

(u) Adjustment to reflect waiver of administrative personnel and services fee based on the combined average net assets of funds.

(v) Adjustment to reflect waiver of transfer and dividend disbursing agent fees and expenses based on the combined average net assets of funds.

(w) Adjustment for fees paid indirectly from directed broker arrangements by combining two portfolios into one.

(x) Adjustment of reimbursement of other operating expenses by combining two portfolios into one.








                  Pro Forma Combining Portfolio of Investments
                            May 31, 2004 (Unaudited)

  Federated     Federated     Federated                                  Federated      Federated     Federated
  European    International International                             European Equity  InternationalInternational
 Equity Fund     Capital       Capital                                      Fund         Capital       Capital
              Appreciation  Appreciation                                               Appreciation  Appreciation
                  Fund          Fund                                                       Fund          Fund
                              Pro Forma                                                               Pro Forma
                              Combined                                                                 Combined


   Common Stocks - 98.4%
     Automobiles & Components - 3.2%
    4,500                       4,500         Bayerische Motoren          $190,714          $-         $190,714
                                                   Werke AG
                 34,500        34,500         DaimlerChrysler AG                        1,538,406     1,538,406
                 125,650       125,650         Kia Motors Corp.                         1,075,767     1,075,767
                 38,900        38,900         Toyota Motor Corp.                        1,410,826     1,410,826
                                                                                                    ---------------
                                          ----------------------------------------------------------
                                                     Total                190,714       4,024,999     4,215,713
                                          -------------------------------------------------------------------------
       Banks - 13.3%
                 77,120        77,120        Alliance & Leicester                       1,166,642     1,166,642
                                                      PLC
   14,600           -          14,600         Allied Irish Banks          209,523           -          209,523
                                                      PLC
                 40,800        40,800            Alpha Bank AE                          1,068,379     1,068,379
   12,800           -          12,800          Banca Popolare di          210,111           -          210,111
                                                    Verona
    4,300           -           4,300            Banco Popular            241,846           -          241,846
                                                  Espanol SA
   51,604           -          51,604            Barclays PLC             449,936           -          449,936
    5,400        24,560        29,960           BNP Paribas SA            329,765       1,499,818     1,829,583
   18,100           -          18,100              HBOS PLC               236,970                      236,970
   29,248           -          29,248          HSBC Holdings PLC          433,872           -          433,872
                 94,906        94,906        Hypo Vereinsbank AG,                       1,604,242     1,604,242
                                                    Munich
                 10,390        10,390          Komercni Banka AS                        1,137,419     1,137,419
                 33,670        33,670            Kookmin Bank                           1,171,005     1,171,005
                4,228,500     4,228,500       Krung Thai Bank PLC                       1,157,351     1,157,351
                   145           145           Mitsubishi Tokyo                         1,248,980     1,248,980
                                             Financial Group, Inc.
   19,920        55,400        75,320            Royal Bank of            601,589       1,673,093     2,274,682
                                                 Scotland PLC,
                                                   Edinburgh
                 71,000        71,000          Shinsei Bank Ltd.                         480,243       480,243
                1,736,000     1,736,000      Sinopac Holdings Co.                        932,605       932,605
    3,750        11,470        15,220          Societe Generale,          317,856        972,217      1,290,073
                                                     Paris
   34,600           -          34,600         Unicredito Italiano         161,851           -          161,851
                                                      SpA
                                          -------------------------------------------------------------------------
                                                     Total               3,193,319      14,111,994    17,305,313
                                          -------------------------------------------------------------------------
                                          ----------------------------
   Capital Goods - 6.6%
                 207,820       207,820            (1)ABB Ltd.                -          1,161,098     1,161,098
                 637,100       637,100              Alstom                   -           731,435       731,435
    6,100        41,225        47,325           Atlas Copco AB,           225,255       1,522,321     1,747,576
                                                    Class A
                 12,900        12,900              SMC Corp.                            1,380,180     1,380,180
                 18,500        18,500        Schneider Electric SA                      1,244,983     1,244,983
    2,700           -           2,700             Siemens AG              190,076           -          190,076
                 139,870       139,870         Smiths Industries             -          1,788,898     1,788,898
    3,490           -           3,490              Thales SA              123,059           -          123,059
   11,700                      11,700            Wolseley PLC             176,135                      176,135
                                          -------------------------------------------------------------------------
                                                     Total                714,525       7,828,915     8,543,440
                                          -------------------------------------------------------------------------
   Consumer Durables & Apparel - 2.4%
    7,510        57,700        65,210         Koninklijke (Royal)         204,085       1,568,000     1,772,085
                                              Philips Electronics
                                                      NV
    2,200                       2,200         LVMH Moet-Hennessy          157,188                      157,188
                 27,000        27,000             Sony Corp.                             993,925       993,925
    1,850           -           1,850          Swatch Group AG,           257,662           -          257,662
                                                    Class B
                                          -------------------------------------------------------------------------
                                                     Total                618,935       2,561,925     3,180,860
                                          -------------------------------------------------------------------------
      Diversified Financials - 8.0%
   29,700        215,510       245,210           Amvescap PLC             199,185       1,445,335     1,644,520
    7,540           -           7,540         Credit Suisse Group         259,076                      259,076
    3,910           -           3,910          Deutsche Bank AG           306,395                      306,395
    9,700           -           9,700             Euronext NV             277,222           -          277,222
      -          58,150        58,150            ING Groep NV                -          1,312,478     1,312,478
    9,474           -           9,474            Man Group PLC            283,859           -          283,859
      -          263,700       263,700        Nikko Cordial Corp.            -          1,384,371     1,384,371
      -          62,000        62,000        Nomura Holdings, Inc.           -           952,289       952,289
                 87,900        87,900            Schroders PLC                           975,127       975,127
   19,800           -          19,800            STOXX 50 LDRS            652,450                      652,450
    7,850        16,150        24,000               UBS AG                563,265       1,158,820     1,722,085
   19,100           -          19,100         iShares MSCI Japan          648,979           -          648,979
                                                  Index Fund
                                          -------------------------------------------------------------------------
                                                     Total               3,190,431      7,228,420     10,418,851
                                          -------------------------------------------------------------------------
                                          ----------------------------
       Energy - 4.7%
   57,800           -          57,800            BG Group PLC             351,870           -          351,870
   95,779        215,940       311,719              BP PLC                839,050       1,891,692     2,730,742
                 43,600        43,600         Petroleo Brasileiro            -          1,137,960     1,137,960
                                                    SA, ADR
   34,715           -          34,715          Shell Transport &          250,961           -          250,961
                                                  Trading Co.
    3,200         5,810         9,010          Total SA, Class B          600,709       1,090,662     1,691,371
                                          -------------------------------------------------------------------------
                                                     Total               2,042,590      4,120,314     6,162,904
                                          -------------------------------------------------------------------------
     Food & Staples Retailing - 2.1%
                 79,120        79,120              Ahold NV                              620,385       620,385
                 49,850        49,850              Ahold NV                              390,877       390,877
    3,990           -           3,990            Carrefour SA             194,879           -          194,879
   50,437        285,540       335,977             Tesco PLC              230,285       1,303,716     1,534,001
                                          -------------------------------------------------------------------------
                                                     Total                425,164       2,314,978     2,740,142
                                          -------------------------------------------------------------------------

     Food Beverage & Tobacco - 5.5%
                 93,430        93,430          British American              -          1,370,544     1,370,544
                                                  Tobacco PLC
   19,378        118,350       137,728            Diageo PLC              257,255       1,571,171     1,828,426
    1,265           -           1,265            Groupe Danone            218,155                      218,155
    2,140         6,760         8,900              Nestle SA              556,820       1,758,927     2,315,747
                 20,800        20,800             Unilever NV                           1,368,010     1,368,010
                                          -------------------------------------------------------------------------
                                                     Total               1,032,230      6,068,652     7,100,882
                                          -------------------------------------------------------------------------
 Healthcare Equipment & Services - 0.9%
      -          65,000        65,000            Olympus Corp.               -          1,172,817     1,172,817
                                          -------------------------------------------------------------------------
  Hotels, Restaurants & Leisure - 2.4%

    5,300           -           5,300              Accor SA               219,828            -          219,828
                 178,180       178,180               Elior                   -           1,527,694     1,527,694
                1,474,000     1,474,000      Hong Kong & Shanghai            -            850,985       850,985
                                                  Hotels Ltd.
   29,800           -          29,800          InterContinental           286,055            -          286,055
                                               Hotels Group PLC
   13,200                      13,200            Whitbread PLC            193,634                       193,634
                                          --------------------------------------------------------------------------
                                                     Total                699,517        2,378,679     3,078,196
                                          --------------------------------------------------------------------------
  Household & Personal Products - 0.2%
      -          10,000        10,000             (1)Oriflame                -            314,888       314,888
                                                 Cosmetics SA
                                          --------------------------------------------------------------------------
     Insurance - 2.4%
   11,400        65,820        77,220                 AXA                 233,913        1,350,540     1,584,453
    1,900           -           1,900         Allianz AG Holding          198,176            -          198,176
      -          156,110       156,110          Prudential PLC               -           1,285,268     1,285,268
                                                                      ----------------------------------------------
                                          --------------------------------------------------------------------------
                                                     Total                432,089        2,635,808     3,067,897
                                          --------------------------------------------------------------------------
                                          ----------------------------
     Materials - 6.5%
                 996,000       996,000         Aluminum Corp. of                          565,436       565,436
                                                  China Ltd.
                 37,410        37,410           Anglo American                           1,373,177     1,373,177
                                              Platinum Corp. Ltd.
    4,600        20,225        24,825               BASF AG               235,178        1,034,018     1,269,196
   11,000           -          11,000               CRH PLC               232,692                       232,692
                 119,100       119,100        Harmony Gold Mining                        1,426,818     1,426,818
                                                   Co., Ltd.
                 17,000        17,000            LG Chem Ltd.                             598,540       598,540
                 15,130        15,130             Lafarge SA                             1,306,467     1,306,467
   21,230           -          21,230           Stora Enso Oyj,           275,628            -          275,628
                                                    Class R
   13,320        67,280        80,600          UPM - Kymmene Oyj          239,145        1,207,935     1,447,080
                                                                      -------------------------------
                                          --------------------------------------------------------------------------
                                                     Total                982,643        7,512,391     8,495,034
                                          --------------------------------------------------------------------------
                                          ----------------------------
       Media - 6.5%
   21,600        98,630        120,230            British Sky             242,988        1,109,533     1,352,521
                                              Broadcasting Group
                                                      PLC
   22,400           -          22,400           Daily Mail and            283,614            -          283,614
                                             General Trust, Class
                                                       A
                   510           510             Dentsu, Inc.                            1,322,513     1,322,513
    6,200                       6,200            JC Decaux SA             132,365                       132,365
      -          148,210       148,210          News Corp. Ltd.              -           1,361,050     1,361,050
                 51,540        51,540           Publicis Groupe                          1,518,315     1,518,315
      -          36,000        36,000        (1) SBS Broadcasting            -           1,128,600     1,128,600
                                                      SA
                2,386,000     2,386,000         SCMP Group Ltd.                           956,604       956,604
    3,100           -           3,100         Tf1 - Tv Francaise           96,283                        96,283
   25,800           -          25,800            WPP Group PLC            257,357                       257,357
                                          --------------------------------------------------------------------------
                                                     Total               1,012,607       7,396,615     8,409,222
                                          --------------------------------------------------------------------------
                                          ----------------------------
 Pharmaceuticals & Biotechnology - 9.6%
   11,280        20,200        31,480           AstraZeneca PLC           525,570         941,180      1,466,750
    3,735           -           3,735             Aventis SA              296,285            -          296,285
   29,761        114,890       144,651        GlaxoSmithKline PLC         622,113        2,401,617     3,023,730
    8,050           -           8,050             Novartis AG             361,090            -          361,090
                 124,550       124,550       (1)Pharming Group NV                         290,548       290,548
    3,300        11,760        15,060          Roche Holding AG           347,673        1,238,982     1,586,655
    2,300        24,180        26,480        Sanofi Synthelabo SA         151,973        1,597,695     1,749,668
                 31,500        31,500           Takeda Chemical                          1,310,953     1,310,953
                                                  Industries
      -          19,340        19,340         Teva Pharmaceutical                        1,279,728     1,279,728
                                             Industries Ltd., ADR
      -          36,500        36,500             Yamanouchi                 -           1,174,857     1,174,857
                                              Pharmaceutical Co.
                                                     Ltd.
                                                                                                     ---------------
                                          --------------------------------------------------------------------------
                                                     Total               2,304,704      10,235,560     12,540,264
                                          --------------------------------------------------------------------------
    Real Estate - 0.3%
      0          52,000        52,000            Sun Hung Kai                -            435,882       435,882
                                                  Properties
                                          --------------------------------------------------------------------------
            Retailing - 1.1%
   31,500                      31,500           Kingfisher PLC            165,194                       165,194
      -          89,900        89,900              Marui Co.                 -           1,199,047     1,199,047
                                          --------------------------------------------------------------------------
                                                     Total                165,194        1,199,047     1,364,241
                                          --------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment
                 - 5.5%
                 18,300        18,300           Advantest Corp.                          1,285,928     1,285,928
   14,100        62,900        77,000         (1)ASM Lithography          245,055        1,093,190     1,338,245
                                                  Holding NV
                 114,000       114,000            Nikon Corp.                            1,226,929     1,226,929
    7,950        66,200        74,150        STMicroelectronics NV        178,659        1,492,810     1,671,469
                 167,750       167,750             (1)Taiwan                             1,702,663     1,702,663
                                                 Semiconductor
                                              Manufacturing Co.,
                                                      ADR
                                          --------------------------------------------------------------------------
                                                     Total                423,714        6,801,520     7,225,234
                                          --------------------------------------------------------------------------
       Software & Services - 2.5%
                 46,260        46,260           (1)Cognos, Inc.                          1,557,574     1,557,574
    1,435         8,780        10,215          SAP AG (Systeme,           231,681        1,417,533     1,649,214
                                                 Anwendungen,
                                                Produkte in der
                                               Datenverabeitung)
                                          --------------------------------------------------------------------------
                                                     Total                231,681        2,975,107     3,206,788
                                          --------------------------------------------------------------------------
  Technology Hardware & Equipment 4.3%
                 100,000       100,000         Alps Electric Co.                         1,261,220     1,261,220
      -          64,370        64,370         (1) Celestica, Inc.            -           1,210,156     1,210,156
      -           4,600         4,600            Keyence Corp.               -           1,065,645     1,065,645
   29,410        35,000        64,410              Nokia Oyj              400,866         477,059       877,925
      -          440,800       440,800                                       -           1,231,169     1,231,169
                                             (1)Telefonaktiebolaget
                                                  LM Ericsson
                                          --------------------------------------------------------------------------
                                                     Total                400,866        5,245,249     5,646,115
                                          --------------------------------------------------------------------------
                                          ----------------------------
    Telecommunication Services - 7.9%
                 45,620        45,620             (1)Belgacom                            1,381,806     1,381,806
   23,430        60,150        83,580         (1)Deutsche Telekom         393,187        1,009,398     1,402,585
                                                 AG, Class REG
    4,400        51,250        55,650               France                105,813        1,232,480     1,338,293
                                              Telecommunications
                   590           590           NTT DoCoMo, Inc.                          1,112,703     1,112,703
   12,660           -          12,660            Telefonica SA            183,692            -          183,692
                 129,330       129,330         Tele Norte Leste                          1,464,016     1,464,016
                                             Participacoes SA, ADR
                 468,660       468,660       (1) Versatel telecom                         933,009       933,009
                                               International NV
   159,589       914,790      1,074,379       Vodafone Group PLC          375,299        2,151,273     2,526,572
                                          --------------------------------------------------------------------------
                                                     Total               1,057,991       9,284,685     10,342,676
                                          --------------------------------------------------------------------------
          Transportation - 1.0%
   20,500           -          20,500           (1)EasyJet PLC             74,616                        74,616
      -          84,000        84,000          Yamato Transport              -           1,195,757     1,195,757
                                          --------------------------------------------------------------------------
                                                     Total                 74,616        1,195,757     1,270,373
                                          --------------------------------------------------------------------------
                                          ----------------------------
     Utilities - 1.5%
   59,400                      59,400             Centica PLC             231,725                       231,725
   10,800           -          10,800              Endesa SA              199,310            -          199,310
                 183,000       183,000           National Grid               -           1,450,450     1,450,450
                                                  Transco PLC
    4,900           -           4,900        Veolia Environnrment         131,063            -          131,063
                                          --------------------------------------------------------------------------
                                                     Total                562,098        1,450,450     2,012,548
                                          --------------------------------------------------------------------------
                                          -----------------------------------------------------------
                                              Total Common Stocks        19,755,628     108,494,652   128,250,280
                                               (identified cost
                                                 $119,545,748)
                                          --------------------------------------------------------------------------
                                          ----------------------------

  Preferred Stock - 0.1%
     Automobiles & Components - 0.1%
     200            -            200           Porsche AG, Pfd.           135,081            -          135,081
                                               (IDENTIFIED COST
                                                   $118,607)
                                          --------------------------------------------------------------------------


       Repurchase Agreement - 3.1%
   702,000      3,348,000     4,050,000           Interest in             702,000        3,348,000     4,050,000
                                             $1,500,000,000 joint
                                             repurchase agreement
                                             with Banc of America
                                                Securities LLC,
                                  1.05%, dated
                                5/28/2004, to be
                                                repurchased at
                                                 $702,082 and
                                                  $3,348,391
                                                respectively on
                                                6/1/2004,to be
                                               collateralized by
                                                U.S. Government
                                              Agency Obligations
                                                 with various
                                                 maturities to
                                                  10/1/2033,
                                               collateral market
                                             value $1,530,039,205
                                              (at amortized cost)
                                                                      ----------------------------------------------
                                                                                                     ---------------
                                              Total Investments -        20,592,709     111,842,652   132,435,361
                                              101.6% (identified
                                             cost $123,714,355)(2)
                                                                      ----------------------------------------------
                                                                      ----------------------------------------------
                                               Other Assets and          (169,803)      (1,885,386)   (2,055,189)
                                              Liabilities - 1.6)%
                                                                      ----------------------------------------------
                                                                      ----------------------------------------------
                                              Total Net Assets -        $20,422,906    $109,957,266   $130,380,172
                                                     100%
                                                                      ==============================================

1 Non-income producing security.
2 The cost of investments for federal income tax purposes amounts to $ 123,714,355.
Note:  The categories of investments are shown as a percentage of total net assets at May
31, 2004.
The following acronyms are used throughout this portfolio:
ADR--American Depositary Receipt





                   Pro Forma Combining Statements of Assets and Liabilities
                            May 31, 2004 (Unaudited)

                                                 Federated           Federated         Federated          Federated
                                                  European         International     International      International
                                                Equity Fund           Capital          Capital             Capital
                                                                    Appreciation     Appreciation        Appreciation
                                                                        Fund             Fund                Fund
                                                                                      Pro Forma           Pro Forma
                                                                                      Adjustment           Combined
Assets:
------------------------------------------
Investments in securities, at value             $20,592,709         $111,842,652          -              $132,435,361
------------------------------------------
Cash in foreign currency                           25,078            3,100,049            -               3,125,127
------------------------------------------
Cash                                                 99                 610               -                  709
------------------------------------------
Income receivable                                  86,324             314,961             -                401,285
------------------------------------------
Receivable for investments sold                      -                 91,738             -                 91,738
------------------------------------------
Receivable for shares sold                         66,065                -                -                 66,065
------------------------------------------
Other assets                                         -                 23,255             -                 23,255
------------------------------------------     -------------------------------------------------------------------------
Total assets                                     20,770,275         115,373,265           -              136,143,540
------------------------------------------     ---------------     ---------------   -------------     -----------------
Liabilities:
------------------------------------------
Payable for investments purchased               $174,831.00        $5,122,172.00         $ -            $5,297,003.00
------------------------------------------
Payable for shares redeemed                       144,111             160,498             -                304,609
------------------------------------------
Net payable for foreign currency
exchange contracts
------------------------------------------
Payable for transfer and dividend                                                         -                   -
disbursing
------------------------------------------
agent fees and expenses                            12,126              45,640             -                 57,766
------------------------------------------
Payable for portfolio accounting fees                -                   -                -                   -
------------------------------------------
Payable for distribution services fees             8,899               16,191             -                 25,090
------------------------------------------
Payable for shareholder services fee               4,276               22,952             -                 27,228
------------------------------------------
Payable for auditing fees                            -                   -                -                   -
------------------------------------------
Net payable for foreign currency                     -                   -                -                   -
exchange contracts
------------------------------------------     ---------------     ---------------   -------------
Accrued expenses                                   3,126               48,546             -                 51,672
------------------------------------------     ---------------     ---------------   -------------
                                                                                                       -----------------
Total liabilities                                 347,369            5,415,999            -               5,763,368
------------------------------------------     ---------------     ---------------   -------------     -----------------
Net Assets                                      $20,422,906         $109,957,266         $ -             $130,380,172
------------------------------------------     ---------------     ---------------   -------------     -----------------
Net Assets Consists of:
------------------------------------------
Paid in capital                                 $37,653,805         $122,990,985         $ -           $160,644,790.00
------------------------------------------
Net unrealized appreciation of                   3,405,565           5,257,145            -               8,662,710
investments and translation of assets
and liabilities in foreign currency
------------------------------------------     ---------------     ---------------   -------------
Accumulated net investment income (loss)          (28,961)            318,404             -                289,443
on investments
------------------------------------------     ---------------     ---------------   -------------
Accumulated net realized loss on                (20,607,503)        (18,609,268)          -              (39,216,771)
investments and foreign currency
transactions
------------------------------------------     ---------------     ---------------   -------------
                                                                                                       -----------------
Total Net Assets                                $20,422,906         $109,957,266         $ -             $130,380,172
------------------------------------------     ---------------     ---------------   -------------     -----------------
Net Assets:
Class A Shares                                   $6,287,683         $84,100,410           $-             $90,388,093
                                                                                     -------------     -----------------
                                               ---------------     ---------------   -------------     -----------------
Class B Shares                                   $7,421,896         $18,934,290           $-             $26,356,186
                                               ---------------     ---------------   -------------     -----------------
                                               ---------------     ---------------   -------------     -----------------
Class C Shares                                   $6,713,327          $6,922,566           $-             $13,635,893
                                               ---------------     ---------------   -------------     -----------------
Shares Outstanding:
Class A Shares                                    551,853            9,902,319         740,599    (a)     10,642,918
                                                                                                       -----------------
                                               ---------------     ---------------   -------------     -----------------
Class B Shares                                    697,516            2,316,729         908,433    (a)     3,225,162
                                               ---------------     ---------------   -------------     -----------------
                                               ---------------     ---------------   -------------     -----------------
Class C Shares                                    631,829             845,044          819,698    (a)     1,664,742
                                               ---------------     ---------------   -------------     -----------------
Net Asset Value Per Share
Class A Shares                                     $11.39              $8.49             $ -                $8.49
                                               ---------------     ---------------   -------------     -----------------
Class B Shares                                     $10.64              $8.17             $ -                $8.17
                                               ---------------     ---------------   -------------     -----------------
                                               ---------------     ---------------   -------------     -----------------
Class C Shares                                     $10.63              $8.19             $ -                $8.19
                                               ---------------     ---------------   -------------     -----------------
Offering Price Per Share
Class A Shares                            *        $12.05              $8.98             $ -                $8.98
                                               ---------------     ---------------   -------------     -----------------
Class B Shares                                     $10.64              $8.17             $ -                $8.17
                                               ---------------     ---------------   -------------     -----------------
                                               ---------------     ---------------   -------------     -----------------
Class C Shares                            **       $10.74              $8.27             $ -                $8.27
                                               ---------------     ---------------   -------------     -----------------
Redemption Proceeds Per Share
Class A Shares                            ***      $11.16              $8.32             $ -                $8.32
                                               ---------------     ---------------   -------------     -----------------
Class B Shares                            ****     $10.05              $7.72             $ -                $7.72
                                               ---------------     ---------------   -------------     -----------------
Class C Shares                            *****    $10.52              $8.11             $ -                $8.11

Investments, at identified cost                 $17,191,062         $106,523,293         $ -             $123,714,355
------------------------------------------     ---------------     ---------------   -------------     -----------------
Foreign Currency, at identified cost              $24,610            $3,118,282                           $3,142,892
------------------------------------------     ---------------     ---------------   -------------     -----------------
Investments in affiliated issuers                    $-                  $-              $ -                  $-
------------------------------------------     ---------------     ---------------   -------------     -----------------

* Computation of offering price per share 100/94.5 of net asset value. **
Computation of offering price per share 100/99.0 of net asset value. ***
Computation of redemption price per share 98.00/100 of net asset value. ****
Computation of redemption price per share 94.5/100 of net asset value. *****
Computation of redemption price per share 99.00/100 of net asset value.

(a) Adjustment to reflect share balance as a result of the combination.

(See Notes to Pro Forma Financial Statements)






                  Pro Forma Combining Statements of Operations
                            May 31, 2004 (Unaudited)

                                                  Federated              Federated           International              Federated
                                               European Equity         International            Capital               International
                                                     Fund                 Capital            Appreciation                Capital
                                                                       Appreciation              Fund                 Appreciation
                                                                           Fund                Pro Forma                  Fund
                                                                                              Adjustment                Pro Forma
                                                                                                                        Combined

Investment Income:
Dividends                                 *        $304,684             $1,271,462                 -                   $1,576,146
Interest                                            2,635                  9,726                   -                     12,361
                                               -----------------      ----------------                               -------------
Total income                                       307,319               1,281,188                                      1,588,507

Expenses:                                                                                                                   -
Investment adviser fee                             $111,678              $ 649,344              53,854         (a)      $ 814,876
Administrative personnel and services              115,000                115,000              (115,000)       (b)       115,000
fee
Custodian fees                                      14,356                39,646               (14,356)        (c)       39,646
Transfer and dividend disbursing agent                                       -                                              -
fees and expenses                                   51,523                109,722              (51,523)        (d)       109,722
Directors'/Trustees' fees                            822                    939                  (822)         (e)         939
Auditing fees                                       9,018                  9,018                (9,018)        (f)        9,018
Legal fees                                          3,181                  3,205                (3,181)        (g)        3,205
Portfolio accounting fees                           40,378                40,381               (40,378)        (h)       40,381
Distribution services fee - Class B                 29,872                71,609                (2,645)        (i)       98,836
Shares
Distribution services fee - Class C                 26,665                23,441                 1,029         (j)       51,135
Shares
Shareholder services fee - Class A                  9,074                 98,185                 5,726         (k)       112,985
Shares
Shareholder services fee - Class B                  9,957                 23,870                 (882)         (l)       32,945
Shares
Shareholder services fee - Class C                  8,888                  7,814                  343          (m)       17,045
Shares
Share registration costs                            22,050                23,708               (22,050)        (n)       23,708
Printing and postage                                15,602                33,957               (15,602)        (o)       33,957
Insurance premiums                                  3,693                  3,818                (3,693)        (p)        3,818
Taxes                                                842                   3,337                 (842)         (q)        3,337
Interest expense                                     376                    34                   (376)         (r)         34
Miscellaneous                                       1,143                   782                 (1,143)        (s)         782
                                               -----------------      ----------------     ------------------
                                                                                           ------------------        -------------
Total expenses                                     474,118               1,257,810             (220,559)                1,511,369
                                               -----------------      ----------------     ------------------        -------------
                                                                                                                     -------------
Waivers and Reimbursement --
Waiver/reimbursement of investment                $(111,678)            $(280,317)              79,083         (t)     $(312,912)
adviser fee
Waiver of administrative personnel                 (22,388)              (21,980)               22,388         (u)      (21,980)
and services fee
Waiver of transfer and dividend                     (300)                  (783)                  300          (v)        (783)
disbursing agent fees and expenses
Fees paid indirectly from directed                   (84)                    -                    84           (w)          -
broker arrangements
Reimbursement of other operating                   (3,388)                   -                   3,388         (x)          -
expenses
                                               -----------------      ----------------     ------------------
                                                                                                                     -------------
Total Waivers and Reimbursements                  (137,838)              (303,080)              105,243                 (335,675)
                                               -----------------      ----------------     ------------------        -------------
                                                                                                                     -------------
Net Expenses                                       336,280                954,730              (115,316)                1,175,694
                                               -----------------      ----------------     ------------------        -------------
Net investment income/loss                        $(28,961)              $ 326,458             $ 115,316                $412,813
                                               -----------------      ----------------     ------------------        -------------
Realized and Unrealized Gain/(Loss)
on Investments and Foreign Currency
Contracts:
Net realized gain on investments and              1,514,793              7,017,559     **          -                    8,532,352
foreign currency transactions
Net increases due to reimbursement                                           -                                              -
from Advisor for certain losses on
investments
Net change in unrealized appreciation                                        -                     -                        -
of investments and translation of
assets and
liabilites in foreign currency                    (319,086)             (2,415,661)                                    (2,734,747)
                                               -----------------      ----------------     ------------------        -------------
Net realized and unrealized gain                  1,195,707              4,601,898                 -                    5,797,605
(loss) on investments, futures and
foreign currency contracts
                                               -----------------      ----------------     ------------------        -------------
                                                                                           ------------------
Change in net assets resulting from              $ 1,166,746            $4,928,356             $ 115,316               $6,210,418
operations
                                               -----------------      ----------------     ------------------        ------------



* Net of foreign taxes withheld of $41,707 on FEEF.

Net of foreign taxes withheld of $170,005 on FICAF.

** Net of foreign capital gain withheld of $19,394

(See Legend to Pro Forma Adjustments on the following page)

(See Notes to Pro Forma Financial Statements)







                         Federated European Equity Fund
                Federated International Capital Appreciation Fund
                     Notes to Pro Forma Financial Statements
                          Year Ended November 30, 2003


Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Federated European Equity Fund and Federated International Capital Appreciation Fund, collectively ("the Funds"), for the year ended November 30, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 2003.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed transfer of assets of Federated European Equity Fund for shares of Federated International Capital Appreciation Fund. Under generally accepted accounting principles, Federated International Capital Appreciation Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended November 30, 2003, Federated European Equity Fund and Federated International Capital Appreciation Fund paid investment advisory fees computed at the annual rate of 1.00% and 1.25% respectively as a percentage of average daily net assets.

Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 865,353 Class A Shares of Federated International Capital Appreciation Fund (accounting survivor) in exchange for 637,522 Class A Shares of Federated European Equity Fund which would have been issued at November 30, 2003 in connection with the proposed reorganization.

The Pro Forma net asset value per share assumes the issuance of 1,017,813 Class B Shares of Federated International Capital Appreciation Fund (accounting survivor) in exchange for 772,123 Class B Shares of Federated European Equity Fund which would have been issued at November 30, 2003 in connection with the proposed reorganization.

The Pro Forma net asset value per share assumes the issuance of 899,136 Class C Shares of Federated International Capital Appreciation Fund (accounting survivor) in exchange for 684,841 Class C Shares of Federated European Equity Fund which would have been issued at November 30, 2003 in connection with the proposed reorganization.




                  Pro Forma Combining Portfolio of Investments
                          November 30, 2003 (Unaudited)
 Federated       Federated       Federated                                        Federated      Federated        Federated
 European       International  International                                      European       International   International
Equity Fund       Capital         Capital                                        Equity Fund     Capital           Capital
                Appreciation    Appreciation                                                     Appreciation    Appreciation
                   Fund             Fund                                                            Fund          Fund Pro
                                   Pro Forma                                                                        Forma
                                   Combined                                                                       Combined
    Common Stocks - 97.7%
        Automobiles & Components - 4.1%
     4,500                           4,500         Bayerische Motoren Werke AG      $198,301           $-           $198,301
                   243,000          243,000        Fuji Heavy Industries Ltd.                       1,151,596       1,151,596
                    27,500          27,500            Honda Motor Co., Ltd.                         1,124,960       1,124,960
                   125,650          125,650             Kia Motors Corp.                           $1,097,562       1,097,562
                    20,410          20,410             PSA Peugeot Citroen              -            960,866         960,866
                                                                                                                 ----------------
                                                 ----------------------------------------------------------------
                                                              Total                  198,301        4,334,984       4,533,285
                                                 --------------------------------------------------------------------------------
        Banks - 14.9%
    11,300                          11,300             ABN AMRO Holding NV           248,910            0            248,910
    32,180          78,490          110,670      Abbey National Bank PLC, London     295,798         721,478        1,017,276
    14,600            -             14,600           Allied Irish Banks PLC          215,451            -            215,451
    17,700            -             17,700          Banca Popolare di Verona         292,202            -            292,202
       -           441,400          441,400      Banco Commercial Portugues SA,         -            905,564         905,564
                                                             Class R
     4,300            -              4,300          Banco Popular Espanol SA         225,651            -            225,651
    62,760         102,100          164,860               Barclays PLC               553,920         901,136        1,455,056
       -            20,560          20,560               BNP Paribas SA              501,855        1,159,342       1,661,197
     7,540            -              7,540             Credit Suisse Group           250,506            -            250,506
       -           130,000          130,000          DBS Group Holdings Ltd.            -           1,055,899       1,055,899
     3,910          13,130          17,040              Deutsche Bank AG             272,830         916,178        1,189,008
       -           230,640          230,640      Grupo Financiero Banorte SA de         -            760,974         760,974
                                                               CV
    37,552            -             37,552              HSBC Holdings PLC            569,744            -            569,744
                    10,390          10,390              Komercni Banka AS                            890,043         890,043
                  2,942,200        2,942,200           Krung Thai Bank PLC                           642,604         642,604
                   750,000          750,000       (1) PT Bank Rakyat Indonesia                       92,593          92,593
    19,507            -             19,507         Royal Bank of Scotland PLC,       545,230            -            545,230
                                                            Edinburgh
     6,950          11,470          18,420           Societe Generale, Paris         556,996         919,244        1,476,240
     7,850          16,150          24,000                   UBS AG                  506,108        1,041,229       1,547,337
    35,620         226,260          261,880          Unicredito Italiano SpA         179,060        1,137,398       1,316,458
                                                 --------------------------------------------------------------------------------
                                                              Total                 5,214,261      11,143,682      16,357,943
                                                 --------------------------------------------------------------------------------
     Capital Goods - 6.3%
                   181,590          181,590                 ABB Ltd.                    -            891,602         891,602
                   181,590          181,590            (1)ABB Ltd. Rights               -            226,416         226,416
     6,100            -              6,100           Atlas Copco AB, Class A         218,232            -            218,232
                    8,400            8,400                  SMC Corp.                               1,001,726       1,001,726
                    11,000          11,000            Schneider Electric SA                          678,339         678,339
                  1,173,000        1,173,000        SembCorp Industries Ltd.                         871,082         871,082
                    12,270          12,270                 Siemens AG                                895,916         895,916
                    74,170          74,170              Smiths Group PLC                             850,693         850,693
                   131,000          131,000       Sumitomo Electric Industries                      1,071,780       1,071,780
                                                              Ltd.
     5,490            -              5,490                  Thales SA                171,318            -            171,318
                                                 --------------------------------------------------------------------------------
                                                              Total                  389,550        6,487,554       6,877,104
                                                 --------------------------------------------------------------------------------

     Commercial Services & Supplies - 1.7%
                   111,820          111,820                Burnham NV                                850,549         850,549
                    28,400          28,400               Secom Co., Ltd.                            1,032,114       1,032,114
                                                                                                                 ----------------
                                                 ----------------------------------------------------------------
                                                              Total                     -           1,882,663       1,882,663
                                                 --------------------------------------------------------------------------------
       Consumer Durables & Apparel - .3%
     2,750            -              2,750          Swatch Group AG, Class B         315,731            -            315,731
                                                 --------------------------------------------------------------------------------
                                                              Total                  315,731            -            315,731
                                                 --------------------------------------------------------------------------------
         Diversified Financials - 6.0%
       -           157,610          157,610               Amvescap PLC                              1,118,283       1,118,283
     9,700            -              9,700                 Euronext NV               232,635            -            232,635
    10,300          50,190          60,490               (1)ING Groep NV             220,827        1,076,050       1,296,877
     9,400            -              9,400                Man Group PLC              231,006            -            231,006
       -           263,700          263,700            Nikko Cordial Corp.              -           1,331,563       1,331,563
       -            47,000          47,000            Nomura Holdings, Inc.             -            746,747         746,747
       -          1,319,976        1,319,976     Yuanta Core Pacific Securities         -            722,798         722,798
                                                               Co.
       -            98,400          98,400        iShares MSCI Japan Index Fund         -            881,664         881,664
                                                 --------------------------------------------------------------------------------
                                                              Total                  684,468        5,877,105       6,561,573
                                                 --------------------------------------------------------------------------------
        Energy - 7.2%
    57,800            -             57,800                BG Group PLC               272,491            -            272,491
    129,679        225,608          355,287                  BP PLC                  906,147        1,576,462       2,482,609
                  2,496,000        2,496,000      China Oilfield Services Ltd.          -            731,399         731,399
                    41,020          41,020                   ENI SpA                                 699,819         699,819
                    8,400            8,400           Lukoil Holding Co., ADR                         725,760         725,760
    14,550            -             14,550          Royal Dutch Petroleum Co.        654,264            -            654,264
    63,615            -             63,615        Shell Transport & Trading Co.      403,160            -            403,160
     4,100          8,300           12,400              Total SA, Class B            663,078        1,298,662       1,961,740
                                                 --------------------------------------------------------------------------------
                                                              Total                 2,899,140       5,032,102       7,931,242
                                                 --------------------------------------------------------------------------------
        Food & Staples Retailing - 1.8%
     3,990            -              3,990                Carrefour SA               215,176            -            215,176
                   118,680          118,680          (1)Koninklijke Ahold NV                         857,166         857,166
                   118,680          118,680      (1)Koninklijke Ahold NV, Rights                     111,061         111,061
                   180,240          180,240                 Tesco PLC                                772,120         772,120
                                                 --------------------------------------------------------------------------------
                                                              Total                  215,176        1,740,347       1,955,523
                                                 --------------------------------------------------------------------------------

         Food Beverage & Tobacco - 2.2%
                    59,980          59,980                 Diageo PLC                   -            748,885         748,885
     1,865            -              1,865                Groupe Danone              290,879                         290,879
     1,740          4,030            5,770                  Nestle SA                404,933         937,863        1,342,796
                                                                                 ------------------------------------------------
                                                 --------------------------------------------------------------------------------
                                                              Total                  695,812        1,686,748       2,382,560
                                                 --------------------------------------------------------------------------------
      Hotels, Restaurants & Leisure - 2.1%
     5,300            -              5,300                  Accor SA                 222,554            -            222,554
    35,500            -             35,500              Compass Group PLC            213,671            -            213,671
                    97,900          97,900                    Elior                     -            804,570         804,570
                  1,474,000        1,474,000       Hong Kong & Shanghai Hotels          -            835,370         835,370
                                                              Ltd.
    29,800            -             29,800        InterContinental Hotels Group      275,717            -            275,717
                                                               PLC
                                                 --------------------------------------------------------------------------------
                                                              Total                  711,942        1,639,940       2,351,882
                                                 --------------------------------------------------------------------------------
      Household & Personal Products - 0.9%
    15,370          30,000          45,370            Reckitt Benckiser PLC          335,897         655,622         991,519
                                                                                 ------------------------------------------------
       Insurance - 3.5%
    11,400          57,420          68,820                     AXA                   219,245        1,104,301       1,323,546
     1,900            -              1,900             Allianz AG Holding            214,002            -            214,002
                    11,240          11,240                 Muenchener                               1,278,801       1,278,801
                                                 Rueckversicherungs-Gesellschaft
                                                               AG
       -           135,610          135,610              Prudential PLC                 -           1,042,175       1,042,175
                                                                                 ------------------------------------------------
                                                 --------------------------------------------------------------------------------
                                                              Total                  433,247        3,425,277       3,858,524
                                                 --------------------------------------------------------------------------------
       Materials - 8.8%
                    33,580          33,580                Akzo Nobel NV                             1,165,923       1,165,923
                    17,820          17,820        Anglo American Platinum Corp.                      768,007         768,007
                                                              Ltd.
     4,600          10,700          15,300                   BASF AG                 227,708         529,668         757,376
                    61,600          61,600                BOC Group PLC                              859,814         859,814
                    53,000          53,000        Harmony Gold Mining Co., Ltd.                      843,652         843,652
     3,700            -              3,700                 Holcim LTD                161,468            -            161,468
                    17,000          17,000                LG Chem Ltd.                               664,698         664,698
                    15,130          15,130                 Lafarge SA                               1,206,215       1,206,215
                   750,000          750,000              Lihir Gold Ltd.                             852,687         852,687
    29,130            -             29,130           Stora Enso Oyj, Class R         392,474            -            392,474
                   244,000          244,000        Sumitomo Chemical Co., Ltd.                       871,150         871,150
    13,320          46,880          60,200              UPM - Kymmene Oyj            246,582         867,849        1,114,431
                                                                                 --------------------------------
                                                 --------------------------------------------------------------------------------
                                                              Total                 1,028,232       8,629,663       9,657,895
                                                 --------------------------------------------------------------------------------
                                                 --------------------------------
         Media - 5.3%
    21,600          98,630          120,230        (1)British Sky Broadcasting       250,717        1,144,826       1,395,543
                                                            Group PLC
    22,400            -             22,400        Daily Mail and General Trust,      238,015            -            238,015
                                                             Class A
       -             217              217         Fuji Television Network Inc.          -           1,071,972       1,071,972
       -            2,500            2,500           Kadokawa Holdings, Inc.            -             67,342         67,342
       -            71,590          71,590                Mediaset SpA                  -            812,520         812,520
       -           120,110          120,110              News Corp. Ltd.                -           1,025,467       1,025,467
       -            36,000          36,000           (1) SBS Broadcasting SA            -           1,215,000       1,215,000
                                                 --------------------------------------------------------------------------------
                                                              Total                  488,732        5,337,127       5,825,859
                                                 --------------------------------------------------------------------------------
     Pharmaceuticals & Biotechnology - 7.1%
    11,280            -             11,280               AstraZeneca PLC             512,648            -            512,648
     3,735            -              3,735                 Aventis SA                215,763            -            215,763
    29,553          68,340          97,893             GlaxoSmithKline PLC           667,229        1,542,937       2,210,166
    10,750            -             10,750                 Novartis AG               454,560            -            454,560
     4,700          7,760           12,460              Roche Holding AG             424,046         700,128        1,124,174
     1,790          10,600          12,390            Sanofi Synthelabo SA           121,337         718,530         839,867
     4,840            -              4,840                 Schering Ag               243,653            -            243,653
                    19,340          19,340       Teva Pharmaceutical Industries                     1,164,962       1,164,962
                                                            Ltd., ADR
       -            36,500          36,500        Yamanouchi Pharmaceutical Co.         -           1,049,856       1,049,856
                                                              Ltd.
                                                                                                                 ----------------
                                                 --------------------------------------------------------------------------------
                                                              Total                 2,639,236       5,176,413       7,815,649
                                                 --------------------------------------------------------------------------------
      Real Estate - .9%
    124,000           -             124,000         Cheung Kong Holdings Ltd.           -            978,264         978,264
                                                                                 ------------------------------------------------
       Retailing - 1.7%
    43,100         131,640          174,740         Marks & Spencer Group PLC        199,293         608,699         807,992
       -            89,900          89,900               Marui Co., Ltd.                -           1,104,100       1,104,100
                                                 --------------------------------------------------------------------------------
                                                              Total                  199,293        1,712,799       1,912,092
                                                 --------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment - 1.7%
                    16,600          16,600               Advantest Corp.                            1,186,851       1,186,851
    14,100            -             14,100        (1)ASM Lithography Holding NV      266,604            -            266,604
    14,710            -             14,710         Koninklijke (Royal) Philips       418,265            -            418,265
                                                         Electronics NV
                                                                                 ------------------------------------------------
                                                 --------------------------------------------------------------------------------
                                                              Total                  684,869        1,186,851       1,871,720
                                                 --------------------------------------------------------------------------------
  Software & Services - 4.9%
    32,400            -             32,400            Amadeus Global Travel          202,134            -            202,134
                                                         Distribution SA
                    32,300          32,300               (1)Amdocs Ltd.                              808,146         808,146
                    48,980          48,980           (1)Check Point Software                         864,987         864,987
                                                        Technologies Ltd.
                    26,550          26,550            Dassault Systemes SA                          1,185,901       1,185,901
                   220,600          220,600                 Misys PLC                               1,082,732       1,082,732
     1,435            -              1,435        SAP AG (Systeme, Anwendungen,      220,714            -            220,714
                                                         Produkte in der
                                                        Datenverabeitung)
       -            35,000          35,000       Sumisho Computer Systems Corp.         -           1,032,279       1,032,279
                                                                                 ------------------------------------------------
                                                 --------------------------------------------------------------------------------
                                                              Total                  422,848        4,974,045       5,396,893
                                                 --------------------------------------------------------------------------------
      Technology Hardware & Equipment 4.7%
       -            4,900            4,900                Keyence Corp.                 -           1,101,119       1,101,119
       -            39,600          39,600         Koninklijke (Royal) Philips          -           1,125,989       1,125,989
                                                         Electronics NV
    35,310          63,490          98,800                  Nokia Oyj                636,718        1,144,867       1,781,585
                   199,620          199,620         (1) Nortel Networks Corp.                        900,286         900,286
     7,950            -              7,950            STMicroelectronics NV          220,137            -            220,137
                                                 --------------------------------------------------------------------------------
                                                              Total                  856,855        4,272,261       5,129,116
                                                 --------------------------------------------------------------------------------
       Telecommunication Services - 9.0%
    23,430          60,150          83,580        (1)Deutsche Telekom AG, Class      389,326         999,485        1,388,811
                                                               REG
     4,400          35,550          39,950          France Telecommunications        113,496         916,999        1,030,495
                     210              210                  KDDI Corp.                               1,094,918       1,094,918
    18,800            -             18,800             Koninklijke KPN NV            147,512            -            147,512
                     390              390               NTT DoCoMo, Inc.                             840,433         840,433
                    5,230            5,230             SK Telecom Co., Ltd                           844,075         844,075
    30,560         101,800          132,360               Telefonica SA              395,975        1,319,053       1,715,028
    473,822        760,090         1,233,912           Vodafone Group PLC           1,089,349       1,747,499       2,836,848
                                                 --------------------------------------------------------------------------------
                                                              Total                 2,135,658       7,762,462       9,898,120
                                                 --------------------------------------------------------------------------------
     Transportation - .2%
    28,500            -             28,500           Brisa Auto Estradas de          181,222            -            181,222
                                                           Portugal SA
                                                 --------------------------------------------------------------------------------
                                                              Total                  181,222            -            181,222
                                                 --------------------------------------------------------------------------------
                                                 --------------------------------
       Utilities - 2.4%
    10,800            -             10,800                  Endesa SA                177,515            -            177,515
    96,500            -             96,500         (1)International Power PLC        188,623            -            188,623
                   168,770          168,770         National Grid Transco PLC           -           1,142,243       1,142,243
    10,000            -             10,000             Public Power Corp.            227,233            -            227,233
                    21,300          21,300                   RWE AG                                  687,421         687,421
     4,900            -              4,900            Veolia Environnrment           115,400            -            115,400
                                                 --------------------------------------------------------------------------------
                                                              Total                  708,771        1,829,664       2,538,435
                                                 --------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------
                                                       Total Common Stocks          21,439,241      85,765,573     107,204,814
                                                  (identified cost $95,809,527)
                                                 ----------------------------------------------------------------
    Corporate Bonds - 0.0%
       Materials - 0.0%
       -            15,900          15,900         Companhia Vale Do Rio Doce,          -               1               1
                                                      Conv. Deb., 9/29/2049
                                                     (identified cost $137)
                                                 --------------------------------------------------------------------------------
                                                              Total                     -               1               1
                                                 --------------------------------------------------------------------------------


          Repurchase Agreement - 1.4%
    79,000        1,457,000        1,536,000       Interest in $2,500,000,000         79,000        1,457,000       1,536,000
                                                   joint repurchase agreement
                                                   with UBS Warburg LLC, 1.08%
                                                     dated 11/28/2003, to be
                                                   repurchased at $79,007 and
                                                   $1,457,131 respectively on
                                                  12/01/2003 collateralized by
                                                  U.S. government agencies with
                                                      various maturities to
                                                    08/15/20033 (at net asset
                                                  value)and (at amortized cost)
                                                          respectively.
                                                                                 ------------------------------------------------
                                                    Total Investments - 99.1%       21,518,241      87,222,574    $108,740,815
                                                        (identified cost
                                                         $97,345,664)(3)
                                                                                 --------------------------------
                                                                                 --------------------------------
                                                 Other Assets and Liabilities -      165,763         774,420        $ 940,183
                                                              0.9)%
                                                                                 --------------------------------
                                                                                 --------------------------------
                                                     Total Net Assets - 100%       $ 21,684,004    $87,996,994    $109,680,998
                                                                                 ================================


1       Non-income producing security.
2       Affiliated company
3       The cost of investments for federal tax purposes amounts to $ 97,345,664 .
Note:   The categories of investments are shown as a percentage of total net assets at
        November 30, 2003.

The following acronyms are used throughout this portfolio:
ADR--American Depositary Receipt
GDR--Global Depository Receipt





                   Pro Forma Combining Statements of Assets and Liabilities
                          November 30, 2003 (Unaudited)

                                                   Federated             Federated            Federated             Federated
                                                   European            International        International         International
                                                  Equity Fund             Capital              Capital               Capital
                                                                        Appreciation         Appreciation          Appreciation
                                                                            Fund                 Fund                  Fund
                                                                                              Pro Forma             Pro Forma
                                                                                              Adjustment             Combined
Assets:
-------------------------------------
Investments in securities, at value               $21,518,241           $87,222,574               -                $108,740,815
-------------------------------------
Cash in foreign currency                            18,652                807,865                 -                  826,517
-------------------------------------
Cash                                                  424                  1,789                  -                   2,213
-------------------------------------
Income receivable                                   67,041                117,581                 -                  184,622
-------------------------------------
Receivable for investments sold                        -                  421,718                 -                  421,718
-------------------------------------
Receivable for shares sold                          195,144               322,030                 -                  517,174
-------------------------------------
Other assets                                           -                   22,561                 -                   22,561
-------------------------------------           ---------------------------------------------------------------------------------
Total assets                                      21,799,502             88,916,118               -                110,715,620
-------------------------------------           ----------------       ---------------     -----------------      ---------------
Liabilities:
-------------------------------------
Payable for outstanding line of                       $ -                   $ -                   -                    $ -
credit
-------------------------------------
Payable for investments purchased                      -                  742,092                 -                  742,092
-------------------------------------
Payable for shares redeemed                         79,228                 64,800                 -                  144,028
-------------------------------------
Net payable for foreign currency
exchange contracts
-------------------------------------
Payable for transfer and dividend                    2,742                 24,826                                     27,568
disbursing
-------------------------------------
agent fees and expenses                                -                     -                    -                     -
-------------------------------------
Payable for portfolio accounting                     6,532                 6,693                  -                   13,225
fees
-------------------------------------
Payable for distribution services                    8,948                 13,105                 -                   22,053
fees
-------------------------------------
Payable for shareholder services fee                 4,372                 16,013                 -                   20,385
-------------------------------------
Payable for auditing fees                              -                   18,000                 -                   18,000
-------------------------------------
Net payable for foreign currency                       -                   1,230                  -                   1,230
exchange contracts
-------------------------------------           ----------------       ---------------     -----------------
Accrued expenses                                    13,676                 32,365                 -                   46,041
-------------------------------------           ----------------       ---------------     -----------------
                                                                                                                  ---------------
Total liabilities                                   115,498               919,124                 -                 1,034,622
-------------------------------------           ----------------       ---------------     -----------------      ---------------
Net Assets                                       $ 21,684,004           $ 87,996,994             $ -              $ 109,680,998
-------------------------------------           ----------------       ---------------     -----------------      ---------------
Net Assets Consists of:
-------------------------------------
Paid in capital                                  $ 40,081,649          $ 105,959,069             $ -               146,040,718
-------------------------------------
Net unrealized appreciation of                     3,724,651             7,672,806                -                 11,397,457
investments and translation of
assets and liabilities in foreign
currency
-------------------------------------           ----------------       ---------------     -----------------
Accumulated net investment income                      -                  (8,054)                 -                  (8,054)
(loss)
-------------------------------------           ----------------       ---------------     -----------------
Accumulated net realized loss on
investments
-------------------------------------           ----------------       ---------------     -----------------
and foreign currency transactions                (22,122,296)           (25,626,827)              -                (47,749,123)
-------------------------------------           ----------------       ---------------     -----------------
                                                                                                                  ---------------
Total Net Assets                                 $ 21,684,004           $ 87,996,994             $ -              $ 109,680,998
-------------------------------------           ----------------       ---------------     -----------------      ---------------






                                                  Federated              Federated            Federated            Federated
                                                   European            International        International        International
                                                 Equity Fund              Capital              Capital              Capital
                                                                        Appreciation        Appreciation         Appreciation
                                                                            Fund                Fund                 Fund
                                                                                              Pro Forma            Pro Forma
                                                                                             Adjustment            Combined
Net Assets:
Class A Shares                                   $ 6,905,515            $ 66,280,707             $ -             $ 73,186,222
                                                                                           ----------------
                                                ---------------        ---------------     ----------------
Class B Shares                                   $ 7,837,162            $ 16,995,204             $ -             $ 24,832,366
                                                ---------------        ---------------     ----------------
                                                ---------------        ---------------     ----------------
Class C Shares                                   $ 6,941,327            $ 4,721,083              $ -             $ 11,662,410
                                                ---------------        ---------------     ----------------
Shares Outstanding:
Class A Shares                                     637,522               8,309,702             865,353      (a)    9,175,055
                                                ---------------        ---------------     ----------------
Class B Shares                                     772,123               2,205,896            1,017,813     (a)    3,223,709
                                                ---------------        ---------------     ----------------
                                                ---------------        ---------------     ----------------
Class C Shares                                     684,841                611,431              899,136      (a)    1,510,567
                                                ---------------        ---------------     ----------------
Net Asset Value Per Share
Class A Shares                                     $ 10.83                 $ 7.98                $ -                $ 7.98
                                                ---------------        ---------------     ----------------      --------------
Class B Shares                                     $ 10.15                 $ 7.70                $ -                $ 7.70
                                                ---------------        ---------------     ----------------      --------------
                                                ---------------        ---------------     ----------------      --------------
Class C Shares                                     $ 10.14                 $ 7.72                $ -                $ 7.72
                                                ---------------        ---------------     ----------------      --------------
Offering Price Per Share
Class A Shares                   *                 $ 11.46                 $ 8.44                $ -                $ 8.44
                                                ---------------        ---------------     ----------------      --------------
Class B Shares                                     $ 10.15                 $ 7.70                $ -                $ 7.70
                                                ---------------        ---------------     ----------------      --------------
                                                ---------------        ---------------     ----------------      --------------
Class C Shares                   **                $ 10.24                 $ 7.80                $ -                $ 7.80
                                                ---------------        ---------------     ----------------      --------------
Redemption Proceeds Per Share
Class A Shares                                     $ 10.83                 $ 7.98                $ -                $ 7.98
                                                ---------------        ---------------     ----------------      --------------
Class B Shares                   ***                $ 9.59                 $ 7.28                $ -                $ 7.28
                                                ---------------        ---------------     ----------------      --------------
                                                ---------------        ---------------     ----------------      --------------
Class C Shares                   ****              $ 10.04                 $ 7.64                $ -                $ 7.64
                                                ---------------        ---------------     ----------------      --------------
Investments, at identified cost                  $ 17,798,760           $ 79,546,904             $ -             $ 97,345,664
---------------------------------               ---------------        ---------------     ----------------      --------------
Foreign Currency, at identified                    $ 18,502              $ 814,211                                 $ 832,713
cost
---------------------------------               ---------------        ---------------     ----------------      --------------
Investments in affiliated                            $ -                    $ -                  $ -                  $ -
issuers
---------------------------------               ---------------        ---------------     ----------------      --------------

* Computation of offering price per share 100/94.5 of net asset value. **
Computation of offering price per share 100/99.0 of net asset value. ***
Computation of redemption price per share 94.5/100 of net asset value. ****
Computation of redemption price per share 99/100 of net asset value.

(a) Adjustment to reflect share balance as a result of the combination. (See
Notes to Pro Forma Financial Statements)





                  Pro Forma Combining Statements of Operations
                          November 30, 2003 (Unaudited)

                                                  Federated             Federated              Federated                 Federated
                                               European Equity        International          International             International
                                                    Fund                 Capital                Capital                   Capital
                                                                      Appreciation         Appreciation Fund            Appreciation
                                                                          Fund                                              Fund
                                                                                               Pro Forma                 Pro Forma
                                                                                              Adjustment                  Combined
                                              ------------------     ----------------      ----------------------------------------

Investment Income:
Dividends                               *         $537,155             $1,322,103                  -                     1,859,258
Interest                                            6,443                20,195                    -                       26,638
                                              ------------------     ----------------                                 -------------
Total income                                       543,598              1,342,298                                        1,885,896

Expenses:                                                                                                                    -
Investment adviser fee                             238,007               760,491                372,515        (a)       1,371,013
Administrative personnel and                       188,681               188,635               (147,316)       (b)        230,000
    services fee
Custodian fees                                     33,334                82,679                (33,334)        (c)         82,679
Transfer and dividend disbursing                                            -                                                -
    agent
fees and expenses                                  90,608                229,310               (90,608)        (d)        229,310
Directors'/Trustees' fees                           1,435                 1,859                 (1,435)        (e)         1,859
Auditing fees                                      21,560                18,285                (21,560)        (f)         18,285
Legal fees                                          5,860                14,211                 (5,860)        (g)         14,211
Portfolio accounting fees                          78,728                79,825                (78,728)        (h)         79,825
Distribution services fee - Class B                55,628                114,898                15,716         (i)        186,242
    Shares
Distribution services fee - Class C                47,619                29,973                  9,876         (j)         87,468
    Shares
Shareholder services fee - Class A                 25,086                103,808                54,072         (k)        182,966
    Shares
Shareholder services fee - Class B                 18,543                38,299                  5,239         (l)         62,081
    Shares
Shareholder services fee - Class C                 15,873                 9,991                  3,292         (m)         29,156
    Shares
Share registration costs                           44,147                39,404                (44,147)        (n)         39,404
Printing and postage                               36,722                49,501                (36,722)        (o)         49,501
Insurance premiums                                  7,387                 8,029                 (7,387)        (p)         8,029
Taxes                                                 -                   2,456                    -           (q)         2,456
Interest expense                                    5,134                 2,784                                            7,918
Miscellaneous                                       1,577                 1,678                 (1,577)         (R)          1,678
                                              ------------------     ----------------      ------------------
                                                                                           ------------------         -------------
Total expenses                                     915,929               1,776,116              (7,964)                  2,684,081
                                              ------------------      -----------------    ------------------         -------------
                                                                                                                      -------------
Waivers and Reimbursement --
Waiver/reimbursement of investment                (211,955)              (429,999)              115,485        (s)       (526,469)
    adviser fee
Waiver of administrative personnel                 (3,681)                (3,635)              (36,995)        (t)        (44,311)
    and services fee
Waiver of transfer and dividend                       -                    (264)                                           (264)
    disbursing agent fees and
    expenses
Fees paid indirectly from directed                  (863)                    -                     -                       (863)
    broker arrangements
                                              ------------------      -----------------    ------------------         -------------
                                                                                                                      -------------
Total Waivers and Reimbursements                  (216,499)              (433,898)              78,490                   (571,907)
                                              ------------------      -----------------    ------------------         -------------
                                                                                                                      -------------
Net Expenses                                       699,430               1,342,218              70,526                   2,112,174
                                              ------------------      -----------------    ------------------         -------------
                                                                                                                      -------------
Net investment income/loss                       $ (155,832)                $80               $ (70,526)                 (226,278)
                                              ------------------      -----------------    ------------------         -------------
Realized and Unrealized Gain/(Loss)
    on Investments, Futures and
    Foreign Currency Contracts:
Net realized gain/(loss) on             **       (1,412,880)             9,369,321                 -                     7,956,441
    investments and foreign
    currency transactions
Net realized gain on futures                       66,039                    -                                             66,039
    contracts
Net increases due to reimbursement                                         21,344                                          21,344
    from Advisor for certain losses
    on investments
Net change in unrealized                                                     -                     -                         -
    appreciation/(depreciation) of
    investments and translation of
    assets and
liabilities in foreign currency                   5,561,081              5,662,759                                       11,223,840
                                              ------------------      -----------------    ------------------         ------------
Net realized and unrealized gain              4,214,240               15,053,424           -                          19,267,664
    (loss) on investments, futures
    and foreign currency contracts
                                              ------------------      -----------------    ------------------         ------------
                                                                                           ------------------
Change in net assets resulting from           $4,058,408              $15,053,504          $ (70,526)                 19,041,386
    operations
                                              ------------------      -----------------    ------------------         ------------


* Including $4,323 received from affiliated issuers and net of foreign taxes withheld of $71,836 on European Equity Fund. Including $6,889 received from affiliated issuers and net of foreign taxes withheld of $164,181 on International Capital Appreciation Fund.
** Net of foreign capital gain withheld of $8,055

(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial Statements)





                         Federated European Equity Fund
                      Federated International Capital Appreciation Fund
                    Notes to Pro Forma Combining Statements of Operations
                          Year Ended November 30, 2003

(a) Federated Investment Management Company, the Fund's investment adviser (the "Adviser") receives for its services an annual investment advisory fee equal to 1.25% of the Funds' average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time. (b) Federated Administrative Services ("FAS"), provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds. FAS may voluntarily choose to waive the fee and can modify or terminate its voluntary waiver at its sole discretion.
(c) Adjustment to reflect the custodian fees reduction due to the combining of two portfolios into one. (d) Federated Services Company ("FServ") through its subsidiary, Federated Shareholder Services Company, served as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund and the level of average aggregate net assets of the Fund for the period. The adjustment is due to the combining of two portfolios into one.
(e) Adjustment to reflect the directors' fee reduction due to the combining of two portfolios into one. (f) Adjustment to reflect the auditing fee reduction due to the combining of two portfolios into one.
(g) Adjustment to reflect the legal fee reduction due to the combining of two portfolios into one. (h) FServ provided the Fund with certain fund accounting services. The fee paid to State Street Bank & Trust Company is based on the level of average aggregate net assets of the Funds for the period, plus out-of-pocket expenses. The adjustment is due to the combining of two portfolios into one.
(i) Adjustment to reflect Class B Shares distribution services fee after combination. (j) Adjustment to reflect Class C Shares distribution services after combination. (k) Adjustment to reflect Class A Shares shareholder services fee after combination.
 (l) Adjustment to reflect Class B Shares shareholder services fee after combination. (m) Adjustment to reflect Class C Shares shareholder services fee after combination. (n) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.
(o) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one. (p) Insurance expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.
(q) Tax expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one. (r) Miscellaneous expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.
(s) Adjustment to reflect waiver of investment adviser fee (0.77% for all classes) being brought in line based on the combined average net assets of funds. (t) Adjustment to reflect waiver of administrative personnel and services fee based on the combined average net assets of funds.







        FEDERATED WORLD INVESTMENT SERIES, INC.

Federated European Equity Fund

Investment Adviser
FEDERATED GLOBAL INVESTMENT
MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779